As filed with the Securities and Exchange Commission on August 21, 1998.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X__/
                                                            ----
         Pre-Effective Amendment No. __                    /____/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                             JOHN HANCOCK BOND TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
--------------------------------------------------------------------------------
                (Address of principal executive office) Zip Code

                                 (617) 375-1702
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Bond Trust.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 2-66906 and 811-3006).

It is proposed that this filing will become effective on September 20, 1998 pursuant to Rule 488 under the Securities Act of 1933.

                             JOHN HANCOCK BOND TRUST

                              CROSS-REFERENCE SHEET

                           Items Required by Form N-14

PART A
------

Item No.                   Item Caption                                         Prospectus Caption
--------                   ------------                                         ------------------
   1.                      Beginning of Registration                            COVER PAGE OF REGISTRATION
                           Statement and Outside Front                          STATEMENT; FRONT COVER PAGE OF
                           Cover Page of Prospectus                             PROSPECTUS

   2.                      Beginning and Outside Back                           TABLE OF CONTENTS
                           Cover Page of Prospectus

   3.                      Synopsis and Risk Factors                            SUMMARY; INVESTMENT RISKS

   4.                      Information About the                                INTRODUCTION; SUMMARY; INVESTMENT
                           Transaction                                          RISKS; INFORMATION CONCERNING THE
                                                                                MEETING; PROPOSAL TO APPROVE THE
                                                                                AGREEMENT AND PLAN OF REORGANIZATION;
                                                                                CAPITALIZATION

   5.                      Information About the                                PROSPECTUS COVER PAGE; INTRODUCTION;
                           Registrant                                           SUMMARY; ADDITIONAL INFORMATION
                                                                                ABOUT THE FUNDS' BUSINESSES

   6.                      Information About the                                PROSPECTUS COVER PAGE; INTRODUCTION;
                           Company Being Acquired                               SUMMARY; ADDITIONAL INFORMATION
                                                                                ABOUT THE FUNDS' BUSINESSES

   7.                      Voting Information                                   PROSPECTUS COVER PAGE; NOTICE OF
                                                                                SPECIAL MEETING OF SHAREHOLDERS;
                                                                                SUMMARY; INFORMATION CONCERNING
                                                                                THE MEETING; VOTING RIGHTS AND
                                                                                REQUIRED VOTE

   8.                      Interest of Certain Persons                          EXPERTS
                           and Experts

   9.                      Additional Information                               NOT APPLICABLE
                           Required for Reoffering by
                           Persons Deemed to be
                           Underwriters


PART B
------
                                                                                Caption in Statement of
Item No.                   Item Caption                                         Additional Information
--------                   ------------                                         ----------------------

  10.                      Cover Page                                           COVER PAGE

  11.                      Table of Contents                                    TABLE OF CONTENTS

  12.                      Additional Information                               ADDITIONAL INFORMATION ABOUT
                           About the Registrant                                 GOVERNMENT INCOME FUND

  13.                      Additional Information About                         ADDITIONAL INFORMATION ABOUT
                           the Company Being Acquired                           SOVEREIGN US GOVERNMENT INCOME
                                                                                FUND

  14.                      Financial Statements                                 ADDITIONAL INFORMATION ABOUT GOVERNMENT INCOME
                                                                                FUND; ADDITIONAL INFORMATION ABOUT SOVEREIGN US
                                                                                GOVERNMENT FUND; PRO FORMA COMBINED FINANCIAL
                                                                                STATEMENTS
PART C
------

Item No.               Item Caption
--------               ------------

  15.                      Indemnification                                      INDEMNIFICATION

  16.                      Exhibits                                             EXHIBITS

  17.                      Undertakings                                         UNDERTAKINGS


Important Information

September 24,1998

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in the John Hancock Sovereign U.S. Government Income Fund.

You may be aware that in addition to your Fund, John Hancock Funds offers a similar U.S. government fund - the John Hancock Government Income Fund. The Government Income Fund seeks to earn a high level of current income with preservation of capital by investing primarily in U.S. government and agency securities.

After careful consideration, your Fund's Trustees have unanimously agreed that merging your Fund into the John Hancock Government Income Fund will offer you a similar investment objective and strategy with lower anticipated operating expenses. This proposed merger is detailed in the enclosed proxy statement and summarized in the questions and answers on the following page. I suggest you read both thoroughly prior to voting.

Your Vote Makes a Difference!
No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at your Fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time. I thank you for your prompt vote on this matter.

         Sincerely,


         Edward J. Boudreau, Jr.
         Chairman and CEO

Q: What are the benefits of merging the Sovereign U.S. Govern-ment Income Fund into the Government Income Fund?

A: Offering two similar U.S. government funds has made it more difficult for both your Fund and the Government Income Fund to raise assets and reduce expenses. Your Trustees firmly believe this merger will allow you to continue pursuing a high level of income through investment in U.S. government and agency securities at a lower overall anticipated operating expense.

The Government Income Fund's larger asset base after the merger, coupled with the adviser's plan to limit management fees to 0.50%, is expected to allow for lower operating expenses than your Fund has now. Following the merger, annual fees are projected to be 1.01% for Class A shareholders, down from 1.14%, and 1.76% for Class B shareholders, down from 1.84%. These projected lower expenses should help keep more of your money invested, which often helps to bolster an investment's total return over time.

Q: How does the Government Income Fund's strategy compare with that of the Sovereign U.S. Government Income Fund?

A: The Government Income Fund seeks to earn a high level of current income consistent with preservation of capital. Your Fund seeks to provide as high a level of income as is consistent with long-term total return. Both funds focus on securities of varying maturities issued by the U.S. government, its agencies or instrumentalities. Unlike your Fund, the Government Income Fund can invest up to 20% of its assets in U.S. dollar-denominated bonds of foreign governments as noted in the enclosed prospectus. This investment flexibility makes the
Government Income Fund somewhat less conservative than your Fund, due to the increased potential risk associated with these securities. However, the Government Income Fund applies a relatively conservative investment approach, which attempts to minimize these risks. Keep in mind that this approach also allows the Government Income Fund to seek higher current income than your Fund, while still focusing on preservation of capital.

Q: How has the Government  Income Fund performed?

A: Although past performance does not guarantee future results, the Government Income Fund has been a steady performer over the years. The Fund's Class B shares have posted average annual returns of 4.69% over the past year, 5.12% over the past five years and 7.30% over the past ten years, with maximum sales charges, as of June 30, 1998. As of this ending date, the Fund's Class A shares have posted average annual total returns of 5.53% for the year and 7.54% since inception on September 30, 1994, with maximum sales charges.* To review the Government Income Fund in greater detail, please refer to the John Hancock Income Funds prospectus and the Government Income Fund's most recent shareholder report, both of which are enclosed.

Q: How do I vote?

A: Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your Fund, which will be held at 9:00 a.m. on November 11, 1998 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid further solicitations at your Fund's expense.

Q: How will  the  merger  happen?

A: If the merger is approved, your Sovereign U.S. Government Fund shares will be exchanged for Government Income Fund shares, using the Funds' net asset value share prices, excluding sales charges, at the close of trading on December 4, 1998. This conversion will not affect the total dollar value of your investment.

Q: Will the merger have tax  consequences?

A: Although taxable dividends and capital gains will be paid prior to the merger, the merger itself is a non-taxable event and does not need to be reported on your 1998 tax return.

*Performance figures assume all distributions are reinvested and reflect a maximum sales charge on Class A shares of 4.5% and the applicable contingent deferred sales charge on Class B shares. The CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. The return and principal value of any mutual fund investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

               JOHN HANCOCK SOVEREIGN U.S. GOVERNMENT INCOME FUND
                  (a series of John Hancock Strategic Series)
                             101 Huntington Avenue
                                Boston, MA 02199

                       NOTICE OF MEETING OF SHAREHOLDERS
                        SCHEDULED FOR NOVEMBER 11, 1998

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Sovereign U.S. Government Income Fund:

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, November 11, 1998 at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock Government Income Fund. Under this Agreement, your fund would transfer all of its assets to Government Income Fund in exchange for shares of Government Income Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Government Income Fund would also assume your fund's liabilities. Your board of trustees recommends that you vote FOR this proposal.

2.       Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 16, 1998 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by you and other shareholders.

                                 By order of the board of trustees,
                                 Susan S. Newton
                                 Secretary

September 24, 1998

                               PROXY STATEMENT OF
               JOHN HANCOCK SOVEREIGN U.S. GOVERNMENT INCOME FUND
                  (a series of John Hancock Strategic Series)

                                 PROSPECTUS FOR
                         CLASS A AND CLASS B SHARES OF
                      JOHN HANCOCK GOVERNMENT INCOME FUND
                     (a series of John Hancock Bond Trust)

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into John Hancock Government Income Fund. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

         o Your fund will transfer all of its assets to Government Income Fund. Government Income Fund will assume your fund's liabilities.

         o Government Income Fund will issue Class A shares to your fund in an amount equal to the value of your fund's Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date.

         o Government Income Fund will issue Class B shares to your fund in an amount equal to the value of your fund's Class B shares. These shares will be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date.

         o    The reorganization will be tax-free.

         o Your fund will be liquidated and you will become a shareholder of Government Income Fund.

Shares of Government Income Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of Government Income Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Your Fund's Trustees are Recommending the Reorganization

The trustees of your fund believe that reorganizing your fund into a larger fund with similar investment policies will enable the shareholders of your fund to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that could contribute to a lower expense ratio. Therefore, the trustees recommend that your fund's shareholders vote FOR the reorganization.

--------------------------------------------------------------------------------
Investment Objectives
----------------------------------------- --------------------------------------
       Sovereign U.S. Government                    Government Income
----------------------------------------- --------------------------------------
High level of income consistent with      High level of current income
long-term total return.                   consistent with preservation of
                                          capital.
----------------------------------------- --------------------------------------

--------------------------------------------------------------------------------
Where to Get More Information
----------------------------------------- --------------------------------------
Prospectus of your fund and Government    In the same envelope as this proxy
Income Fund dated  5/1/98.                statement and prospectus.
                                          Incorporated  by  reference  into this
                                          proxy statement and prospectus.
-----------------------------------------
Government Income Fund's annual report to
shareholders.
----------------------------------------- --------------------------------------
Your fund's annual report to              On file with the Securities and
shareholders.                             Exchange Commission ("SEC") and
                                          available at no charge by calling
                                          1-800-225-5291.  Incorporated by
                                          reference into this proxy statement
                                          and prospectus.
-----------------------------------------
A statement of additional information
dated 9/24/98.  It contains additional
information about your fund and
Government Income Fund.
----------------------------------------- --------------------------------------
To ask questions about this proxy         Call our toll-free telephone
statement and prospectus.                 number: 1-800-225-5291
----------------------------------------- --------------------------------------


     The date of this proxy statement and prospectus is September 24, 1998.

                               TABLE OF CONTENTS


                                                                            Page

INTRODUCTION ..................................................................4
SUMMARY .......................................................................4
INVESTMENT RISKS .............................................................15
PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION .....................16
CAPITALIZATION ...............................................................24
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES ...........................24
BOARDS' EVALUATION AND RECOMMENDATION ........................................25
VOTING RIGHTS AND REQUIRED VOTE ..............................................26
INFORMATION CONCERNING THE MEETING ...........................................27
OWNERSHIP OF SHARES OF THE FUNDS .............................................29
EXPERTS ......................................................................29
AVAILABLE INFORMATION ........................................................29

                                    EXHIBITS

A- Agreement and Plan of Reorganization between John Hancock Sovereign U.S. Government Income Fund and John Hancock Government Income Fund (attached to this document).

                                  INTRODUCTION

This proxy statement and prospectus is being used by your fund's board of trustees to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, November 11, 1998 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into John Hancock Government Income Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about September 24, 1998.

Who is Eligible to Vote?

Shareholders of record on September 16, 1998 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                    SUMMARY

The following is a summary of more complete information appearing later in this proxy statement. You should read the entire proxy statement, Exhibit A and the enclosed documents carefully, because they contain details that are not in the summary.

Comparison of Sovereign U.S. Government Income Fund to Government Income Fund

------------------- ------------------------------ -----------------------------
                      Sovereign U.S. Government           Government Income
------------------- ------------------------------ -----------------------------
Business:           A diversified series of John  A diversified series of John
                    Hancock Strategic Series.     Hancock Bond Trust. The trust
                    The trust is an open-end      is an open-end investment
                    investment company organized  company organized as a
                    as a Massachusetts business   Massachusetts business trust.
                    trust.
------------------- ------------------------------ -----------------------------
Net assets as of    $367.9 million.               $457.4 million.
May 31, 1998:
 ------------------ ------------------------------------------------------------
 Investment         Each fund's investment adviser is John Hancock Advisers,
 adviser and        Inc. Barry H. Evans, CFA, has been the leader of each fund's
 portfolio          portfolio management team since January 1995. He is a senior
 managers:          vice president of the adviser and has been in the investment business since joining John Hancock Funds 1986.
------------------- ------------------------------ -----------------------------
Investment          As high a level of income as  High level of current income
objective:          is consistent with long-term  consistent with preservation total return by investing in  of capital by investing
                    securities issued,            primarily in securities that
                    guaranteed or otherwise       are issued or guaranteed as
                    backed by the U.S.            to principal and interest by
                    government, its agencies or   the U.S. government, its
                    instrumentalities.  This      agencies or instrumentalities.
                    objective cannot be changed   Government Income Fund's
                    without shareholder approval. objective can be changed
                                                  without shareholder approval.
------------------- ------------------------------ -----------------------------

------------------- ------------------------------ -----------------------------
                      Sovereign U.S. Government          Government Income
------------------- ------------------------------ -----------------------------
Primary             At least 65% of total assets   At least 80% of total assets
Investments:        in government securities       in U.S. government securities
                    which include obligations      which include obligations
                    issued by the U.S. Treasury    issued by the U.S. Treasury
                    differing only in their        differing only in their
                    interest rates, maturities     interest rates, maturities
                    and times of issuance; and     and times of issuance; and
                    obligations issued or          obligations issued or
                    guaranteed by the U.S.         guaranteed by the U.S.
                    government, its agencies or    government, its agencies or
                    instrumentalities.             instrumentalities.
------------------- ------------------------------ -----------------------------
Foreign debt        May not invest in foreign      May invest up to 20% of total
securities:         debt securities or in Brady    assets in U.S. dollar-
                    bonds.                         denominated securities
                                                   issued by foreign governments
                                                   as well as up to 10% of total
                                                   assets in Brady bonds. Up to
                                                   10% of total assets may be
                                                   invested in securities rated
                                                   as low as B by S&P or
                                                   Moody's.
 ------------------ ------------------------------------------------------------
 Pay-in-kind,       Each fund may invest in pay-in-kind, delayed and zero coupon
 delayed and zero   debt securities.  There are no percentage limits on the
 coupon debt        amounts of fund assets that the funds may invest in these
 securities:        instruments.
------------------- ------------------------------ -----------------------------
Illiquid            May invest up to 15% of net    May invest up to 10% of total
securities:         assets in illiquid             assets in illiquid
                    securities. This limitation    securities.  This limitation
                    does not apply to liquid       does not apply to liquid Rule
                    Rule 144A securities, but      144A securities, but does
                    does apply to other            apply to other restricted
                    restricted securities.         securities.
------------------- ------------------------------ -----------------------------

                     Sovereign U.S. Government          Government Income
 ------------------ ------------------------------------------------------------
 Financial          Each fund may use financial futures, options on futures and
 futures and        options on securities and indices. There are no percentage
 related options;   limits on the amounts of fund assets that the fund may
 options on         invest in these instruments.
 securities and
 indices:
------------------- ------------------------------------------------------------
Structured          Each fund may invest in structured securities, which include
securities:         indexed and/or leveraged mortgage-backed and other debt
                    securities.  There is no limit on the amount of fund assets that may be invested in these securities.
------------------- ------------------------------------------------------------
Swaps, caps,        Each fund may, but typically does not, invest in swaps,
floors and          caps, floors and collars, which are over-the-counter
collars:            contracts that involve the right or obligation to receive or make payments based on two different income streams. There is no limit on the amount of fund assets that may be
                    invested in these securities.
------------------- ------------------------------------------------------------
When-issued and     Both funds may purchase when-issued securities and purchase
forward             or sell securities in forward commitment transactions.
commitment
transactions:
------------------- ------------------------------------------------------------
Short-term          Neither fund is subject to any limitations on short-term
trading:            trading.
------------------- ------------------------------------------------------------
Repurchase          Both funds may invest without limitation in repurchase
agreements:         agreements.
------------------- ------------------------------------------------------------
Securities          Each fund may lend portfolio securities representing up to
lending:            30% of total assets.
------------------- ------------------------------------------------------------
Borrowing and       Both funds may temporarily borrow from banks or through
reverse             reverse repurchase agreements for extraordinary or emergency
repurchase          purposes.  These borrowings may not exceed 33.3% of a fund's
agreements:         total assets.
------------------- ------------------------------------------------------------
Covered mortgage    Each fund may engage in covered mortgage dollar roll
dollar roll         transactions.  There is no limit on the amount of fund
transactions:       assets that may engage in these transactions.
------------------- ------------------------------ -----------------------------
Asset-backed        May invest up to 35% of        May invest up to 20% of total
securities:         total assets in asset-backed   assets in asset-backed
                    securities.                    securities.
------------------- ------------------------------ -----------------------------

------------------- ------------------------------ -----------------------------
                      Sovereign U.S. Government          Government Income
------------------- ------------------------------------------------------------
Mortgage-backed     Each fund may purchase mortgage-backed securities.  There
securities:         are no limits on the amount of fund assets that may be
                    invested in these securities.
------------------- ------------------------------ -----------------------------
Rights and          May not invest in rights and   May invest in rights and
warrants:           warrants.                      warrants.
------------------- ------------------------------ -----------------------------


--------------------------------------------------------------------------------
CLASSES OF SHARES
------------------- ------------------------------ -----------------------------
                      Sovereign U.S. Government          Government Income
------------------- ------------------------------------------------------------
Class A sales       The Class A shares of both funds have the same
charges:            characteristics and fee structure except for Class A 12b-1 fees.

                    o Class A shares are offered with front-end sales charges ranging from 2% to 4.5% of each fund's offering price, depending on the amount invested.

                    o There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge ranging from 0.25% to 1.00% on shares sold within one year of purchase.

                    o Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge schedule.

                    o Sales charges are waived for the categories of investors listed in the funds' prospectus.

                    ------------------------------ -----------------------------
Class A 12b-1       Class A shares are subject to    Class A shares are subject
fees                a 12b-1  distribution fee        to a 12b-1 distribution fee
                    equal to 0.30%  annually of      equal to 0.25%  annually of
                    average net assets.              average net assets.
------------------- ------------------------------ -----------------------------

--------------------------------------------------------------------------------
CLASSES OF SHARES
------------------- ------------------------------ -----------------------------
                      Sovereign U.S. Government          Government Income
------------------- ------------------------------------------------------------
Class B sales       The Class B shares of both funds have the same
charges and 12b-1   characteristics and fee structure.
fees:               o   Class B shares are offered without a front-end sales
                        charge,  but are subject to a contingent  deferred sales
                        charge  (CDSC) if sold within six years after  purchase.
                        The CDSC  ranges  from 1.00% to 5.00%  depending  on how
                        long they are held.  No CDSC is imposed  on shares  held
                        more than six years.
                    o   CDSCs are waived for the categories of investors listed
                        in the funds' prospectus.
                    o   Class B shares are  subject to 12b-1  distribution  and
                        service  fees equal to 1.00%  annually  of  average  net
                        assets.
                    o   Class B shares automatically  convert to Class A shares
                        after eight years.
------------------- ------------------------------------------------------------

--------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
--------------------------------------------------------------------------------
           Both Sovereign U.S. Government and Government Income Funds
------------------- ------------------------------------------------------------
Buying shares:      Investors may buy shares at their public offering price
                    through a financial representative or the funds' transfer
                    agent, John Hancock Signature Services, Inc.  After
                    September 16, 1998, investors will not be allowed to open
                    new accounts in Sovereign U.S. Government Income Fund but
                    can add to existing accounts.
------------------- ------------------------------------------------------------
Minimum initial     $1,000 for non-retirement accounts and $250 for retirement
Investments:        accounts and group investments.
------------------- ------------------------------------------------------------
Exchanging shares:  Shareholders may exchange their shares at net asset value with no sales  charge  for  shares of the same  class of any other John Hancock fund.
------------------- ------------------------------------------------------------
Selling shares:     Shareholders may sell their shares by submitting a proper
                    written or telephone request to John Hancock Signature
                    Services, Inc.
------------------- ------------------------------------------------------------
Net asset value:    All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of
                    the fund.  Both funds' NAVs are determined at the close of regular trading on the New York Stock Exchange, which is
                    normally 4:00 p.m. Eastern Time.
------------------- ------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The first two expense tables appearing below show the expenses for the twelve-month period ended May 31, 1998, adjusted to reflect any changes. Future expenses may be greater or less. The examples contained in each expense table show what you would pay if you invested $1,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Sovereign U.S. Government Fund
Shareholder transaction expenses                    Class A     Class B
Maximum sales charge imposed on purchases
(as a percentage of offering price)                 4.50%       none
Maximum sales charge imposed on
reinvested dividends                                none        none
Maximum deferred sales charge                       none(1)     5.00%
Redemption fee(2)                                   none        none
Exchange fee                                        none        none

Annual fund operating expenses
(as a % of average net assets)                      Class A     Class B
Management fee                                      0.50%       0.50%
12b-1 fee(3)                                        0.30%       1.00%
Other expenses                                      0.34%       0.34%
Total fund operating expenses                       1.14%       1.84%

Example
Share class                   Year 1     Year 3     Year 5      Year 10
Class A shares                $56        $80        $105        $177
Class B shares
Assuming redemption
at end of period              $69        $88        $120        $197
Assuming no redemption        $19        $58        $100        $197

Government Income Fund
Shareholder transaction expenses                    Class A     Class B
Maximum sales charge imposed on purchases
(as a percentage of offering price)                 4.50%       none
Maximum sales charge imposed on
reinvested dividends                                none        none
Maximum deferred sales charge                       none(1)     5.00%
Redemption fee(2)                                   none        none
Exchange fee                                        none        none

Annual fund operating expenses
(as a % of average net assets)                      Class A     Class B
Management fee                                      0.64%       0.64%
12b-1 fee(3)                                        0.25%       1.00%
Other expenses                                      0.21%       0.21%
Total fund operating expenses                       1.10%       1.85%


Example
Share class                   Year 1     Year 3     Year 5      Year 10
Class A shares                $56        $78        $103        $173
Class B shares
Assuming redemption
at end of period              $69        $88        $120        $197
Assuming no redemption        $19        $58        $100        $197

(1)      Except for investments of $1 million or more.
(2)      Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the equivalent of the maximum permitted front-end sales charge.

Pro Forma Expense Table

The next expense table shows the pro forma expenses of Government Income Fund assuming that a reorganization with your fund occurred on May 31, 1998. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended May 31, 1998, adjusted to reflect any changes. Government Income Fund's actual expenses after the reorganization may be greater or less than those shown. The example contained in the pro forma expense table shows what you would pay on a $1,000 investment if the reorganization had occurred on May 31, 1998. The example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Government Income Fund's actual expenses or returns, either past or future.

Government Income Fund (PRO FORMA)
(Assuming reorganization with Sovereign U.S. Government Income Fund)

Shareholder transaction expenses                    Class A     Class B
Maximum sales charge imposed on purchases
(as a percentage of offering price)                 4.50%       none
Maximum sales charge imposed on
reinvested dividends                                None        none
Maximum deferred sales charge                       None(1)     5.00%
Redemption fee(2)                                   None        none
Exchange fee                                        None        none

Annual fund operating expenses
(as a % of average net assets)                      Class A     Class B
Management fee (after expense limitation)(3)        0.50%       0.50%
12b-1 fee(4)                                        0.25%       1.00%
Other expenses                                      0.26%       0.26%
Total fund operating expenses (after expense
limitation)(3)                                      1.01%       1.76%

Pro Forma Example
Share class                   Year 1     Year 3     Year 5      Year 10
Class A shares                 $55        $76        $98         $163
Class B shares
Assuming redemption
at end of period               $68        $85        $115        $187
Assuming no redemption         $18        $55        $95         $187

(1)      Except for investments of $1 million or more.
(2)      Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's voluntary agreement to limit expenses (except for 12b-1 and transfer agent expenses). Without this limitation, management fees would be 0.62% for each class and total fund operating expenses would be 1.13% for Class A and 1.88% for Class B. The adviser may discontinue this limitation at any time.
(4) Because of the 12b-1 fee, long-term shareholders may pay more than the equivalent of the maximum permitted front-end sales charge.

The Reorganization

         o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on December 4, 1998, but may occur on any later date before June 1, 1999. Your fund will transfer all of its assets to Government Income Fund. Government Income Fund will assume your fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

         o Government Income Fund will issue to your fund Class A shares in an amount equal to the aggregate net asset value of your fund's Class A shares. These shares will immediately be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Government Income Fund.

         o Government Income Fund will issue to your fund Class B shares in an amount equal to the aggregate net asset value of your fund's Class B shares. These shares will immediately be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Government Income Fund.

         o After the reorganization is over, your fund will be terminated.

         o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

The following diagram shows how the reorganization would be carried out.

          -------------------                          ------------------------
          Sovereign U.S.                                   Government Income
          Government Fund          Sovereign U.S.       Fund receives assets &
          transfers assets &       Government Fund       assumes liabilities of
          liabilities to           assets and             Sovereign U.S.
          Government Income        liabilities           Government Fund
               Fund                ---------------
          -------------------                           ------------------------

                   Your fund receives Government Income Fund
                               Class B shares and
              distributes them to your fund's Class B shareholders
              ----------------------------------------------------

                   Your fund receives Government Income Fund
                               Class A shares and
              distributes them to your fund's Class A shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

----------------------------------------- --------------------- ----------------
                                             Sovereign U.S.        Government
         Fund Asset Breakpoints                Government            Income
----------------------------------------- --------------------- ----------------
First $200 million                               0.50%               0.650%
----------------------------------------- --------------------- ----------------
Next $300 million                                0.50%               0.625%
----------------------------------------- --------------------- ----------------
Over $500 million                                0.45%               0.600%
----------------------------------------- --------------------- ----------------

Although at all asset levels the advisory fee rates paid by your fund are lower than the rates paid by Government Income Fund, the adviser has agreed to limit Government Income Fund's management fee to an annual rate of 0.50% of the Fund's average daily net assets if Sovereign U.S. Government Income Fund's shareholders approve the Reorganization.

In addition to the same advisory fee rates, Government Income Fund's other expenses of 0.21%, as well as its pro forma other expenses of 0.26%, are lower than your fund's other expenses of 0.34%. Furthermore, Government Income Fund's 12b-1 fee rate of 0.25% for Class A shares is below your fund's Class A fee rate of 0.30%. Both funds pay the same Class B 12b-1 fee rate of 1.00%. Government Income Fund's current annual Class A expense ratio (equal to 1.10% of average net assets) is lower than your fund's current Class A expense ratio (equal to 1.14% of average net assets) and its current annual Class B expense ratio (equal to 1.85% of average net assets) is higher than your fund's current Class B expense ratio (equal to 1.84% of average net assets). However, Government Income Fund's Proforma total annual operating expenses for both Class A and Class B shares are expected to be less than your fund's current Class A and Class B total annual operating expenses.

                                INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table shows that the risks affecting each fund are similar.

--------------------------------------------------------------------------------
           Both Sovereign U.S. Government and Government Income Funds
--------------------------------------------------------------------------------
Risks of debt       The value of the funds' portfolios will change in response
securities          to movements of the bond market.  As with any fund that
                    invests  primarily  in debt  securities,  a rise in interest rates  typically  causes  the value of debt  securities  and hence  the  value of the fund to  fall.  A fall in  interest rates typically causes the value of debt securities to rise.
                    The debt  securities  held by the funds are also  subject to the risk  that the  issuer of a  security  will  default  or otherwise fail to meet its obligations.
------------------- ------------------------------------------------------------
Foreign securities Government Income Fund's investments in foreign securities and currency risks are subject to the risks of adverse foreign government actions,  political instability or a lack of adequate and
                    accurate information.
------------------- ------------------------------------------------------------
Risks of            Each fund's investments in restricted and illiquid
restricted and      securities may be difficult or impossible to sell at a
illiquid            desirable time or a fair price.  Restricted and illiquid
securities          securities also present a greater risk of inaccurate
                    valuation.
------------------- ------------------------------------------------------------

--------------------------------------------------------------------------------
           Both Sovereign U.S. Government and Government Income Funds
------------------- ------------------------------------------------------------
Risks of            Unleveraged derivative instruments involve the risk that a
unleveraged         rise in interest rates will cause the value of the
derivative          instrument to fall.  A fall in interest rates will typically
instruments         cause the value of these instruments to rise.  These
including           instruments are also subject to the risk that the issuer
asset-backed and    will default or otherwise fail to meet its obligations.  In
mortgage-backed     addition, mortgage-backed securities are subject to the risk
securities          that the life of the security will be extended beyond its
                    expected repayment time.  This typically occurs during
                    periods of rising interest rates and often reduces the
                    security's value.  During periods of falling interest rates, unanticipated  prepayments  may occur which also reduces the security's value.
------------------- ------------------------------------------------------------
Risks of            Most derivative instruments involve leverage, which
derivative          increases market risks.  Leverage magnifies gains and losses
instruments,        on derivatives relative to changes in the value of
including           underlying assets.  If a derivative is used for hedging
financial           purposes, changes in the value of the derivative may not
futures,            match those of the hedged asset. Over the counter
options on          derivatives may be illiquid or hard to value accurately.  In
futures,            addition, the other party may default on its obligations.
securities and      If markets for underlying assets do not move in the right
index options,      direction, a fund's performance may be worse than if it had
swaps, caps,        not used derivatives.
floors, collars
and structured
securities
------------------- ------------------------------------------------------------

                       PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

         o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on December 4, 1998, but may occur on any later date before June 1, 1999. Your fund will transfer all of its assets to Government Income Fund and Government Income Fund will assume all of your fund's liabilities.
                  This will result in the addition of your fund's assets to Government Income Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

         o Government Income Fund will issue to your fund Class A shares in an amount equal to the aggregate net asset value of your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Government Income Fund.

         o Government Income Fund will issue to your fund Class B shares in an amount equal to the aggregate net asset value of your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Government Income Fund.

         o After the reorganization is over, the existence of your fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, shareholders may be better served by a fund offering greater diversification. Government Income Fund has a larger asset size than your fund and may invest in a broader range of debt securities including those of foreign issuers. Combining the funds' assets into a single investment portfolio will allow your fund's shareholders to diversify their investments to a greater degree than may be possible through your fund alone. Greater diversification is expected to benefit the shareholders of your fund because it may reduce the negative effect that the adverse performance of any one security or security type may have on the performance of the entire portfolio.

Second, Government Income Fund Class A shares have performed better than your fund over the past 1 and 3 year periods and Class B shares have performed better than your fund over the past 1, 3, and 5 year periods. While past performance cannot predict future results, the trustees believe that Government Income Fund is better positioned than your fund to continue to generate strong returns, because of its superior diversification and greater flexibility to choose from among a broader range of investment opportunities.

Third, a combined fund offers economies of scale that are expected to lead to better control over expenses than is possible for your fund. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services.

Fourth, because John Hancock Funds has offered two funds with substantially similar investment characteristics simultaneously, it has been increasingly difficult to attract assets to your fund.

Fifth, the Government Income Fund shares received in the reorganization will provide your fund's shareholders with substantially the same investment at a comparable level of risk.

The board of trustees of Government Income Fund considered that the reorganization presents an excellent opportunity for Government Income Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of securities. The trustees believe that Government Income Fund shareholders will also benefit from improved diversification as a result of the reorganization. Because Government Income Fund is a larger fund than your fund, the trustees feel that the addition of your fund's assets will improve the diversification of Government Income Fund's overall portfolio. This opportunity provides an economic benefit to Government Income Fund and its shareholders. The trustees also considered the fact that the management fee of Government Income Fund is higher than the management fee of Sovereign U.S. Government Income Fund. However, if Sovereign U.S. Government Income Fund's shareholders approve the Reorganization, the adviser has agreed to limit Government Income Fund's management fee to an annual rate of 0.50% of the fund's average daily net assets.

The boards of trustees of both funds also considered that the adviser and the funds' distributor will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit.

Comparative Fees and Expense Ratios. As discussed above in the Summary, at all asset levels, the advisory fee rates paid by your fund are lower than the rates paid by Government Income Fund. However, the adviser has agreed to limit Government Income Fund's management fee to an annual rate of 0.50% of the Fund's average daily net assets if Sovereign U.S. Government Income Fund's shareholders approve the Reorganization.

In addition to the same advisory fee rates, Government Income Fund's other expenses of 0.21%, as well as its pro forma other expenses of 0.26%, are lower than your fund's other expenses of 0.34%. Furthermore, Government Income Fund's 12b-1 fee rate of 0.25% for Class A shares is below your fund's Class A fee rate of 0.30%. Both funds pay the same Class B 12b-1 fee rate of 1.00%. Government Income Fund's current annual Class A expense ratio (equal to 1.10% of average net assets) is lower than your fund's current Class A expense ratio (equal to 1.14% of average net assets) and its current annual Class B expense ratio (equal to 1.85% of average net assets) is higher than your fund's current Class B expense ratio (equal to 1.84% of average net assets). However, Government Income Fund's proforma total annual operating expenses for both Class A shares and Class B shares are expected to be less than your fund's current Class A and Class B total annual operating expenses.

Your fund has not increased its asset size. The trustees do not believe, given your fund's current size and historical growth rate, that your fund will grow to an asset size that would allow your fund to realize the benefits of economies of scale, including better control over expenses. The trustees also do not believe that your fund will reach an asset size which will allow your fund to significantly broaden the diversification of its investment portfolio.

Comparative Performance. The trustees also took into consideration the relative performance of your fund and Government Income Fund.


-------------------------------- -------------------------- --------------------------
        Average Annual
         Total Return            Sovereign U.S. Government      Government Income
   (without including sales
           charges)
                                 -------------------------- --------------------------
                                   Class A       Class B      Class A      Class B
                                 ------------- ------------ ------------ -------------
-------------------------------- ------------- ------------ ------------ -------------
1 year ended 5/31/98                5.70%         4.93%        5.84%        5.01%
-------------------------------- ------------- ------------ ------------ -------------
3 years ended 5/31/98               5.15%         5.20%        5.53%        5.50%
-------------------------------- ------------- ------------ ------------ -------------
5 years ended 5/31/98               5.07%         5.17%        7.47%(B)     5.32%
-------------------------------- ------------- ------------ ------------ -------------
10 years ended 5/31/98              5.74%(A)      8.10%         N/A         7.38%
-------------------------------- ------------- ------------ ------------ -------------

(A) Since January 3, 1992.
(B) Since September 30, 1994.

Your fund's Class A performance has lagged behind the performance of Government Income Fund for the 1 and 3 year periods as shown above and Class B performance has lagged behind for the 1, 3 and 5 year periods as shown above.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of your fund and Government Income Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under your fund's Rule 12b-1 Plans will be reimbursable expenses under Government Income Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under Government Income Fund's Rule 12b-1 Plans (0.25% and 1.00% of average daily net assets attributable to Class A shares and Class B shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of both classes of your fund and Government Income Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent.


-------------------------------- -------------------------- ---------------------------
 Unreimbursed Distribution and                                  Government Income
 Shareholder Service Expenses    Sovereign U.S. Government
                                 -------------------------- ---------------------------
                                 ----------- -------------- ------------ --------------
                                 Class A     Class B        Class A      Class B
                                 ----------- -------------- ------------ --------------
-------------------------------- ----------- -------------- ------------ --------------
Actual expenses as of May 31,    $411,357    $6,178,787     $155,402     $12,062,593
1998                               0.141%       7.133%        0.045%        8.979%
-------------------------------- ----------- -------------- ------------ --------------
--------------------------------                            ------------ --------------
Pro forma combined expenses as                              $566,759     $18,241,380
of May 31, 1998                                               0.089%        8.255%

-------------------------------- -------------------------- ------------ --------------


If the reorganization had taken place on May 31, 1998, the pro forma combined unreimbursed expenses of Government Income Fund's Class A and Class B shares would have been higher than if no reorganization had occurred. Nevertheless, Government Income Fund's assumption of your fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Government Income Fund's Rule 12b-1 Plans. Their payments will continue to be 0.25% and 1.00% of average daily net assets attributable to Class A and Class B shares, respectively.

John Hancock Funds, Inc. hopes to recover unreimbursed distribution and shareholder service expenses for Class B shares over an extended period of time. However, if Government Income Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

         o The reorganization described above will be a "reorganization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368 of the Code;

         o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Government Income Fund as described above or (2) the distribution by your fund of Growth and Income Fund shares to your fund's shareholders;

         o No gain or loss will be recognized by Government Income Fund upon the receipt of your fund's assets solely in exchange for the issuance of Government Income Fund shares and the assumption of all of your fund's liabilities by Government Income Fund;

         o The basis of the assets of your fund acquired by Government Income Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

         o The tax holding period of the assets of your fund in the hands of Government Income Fund will include your fund's tax holding period for those assets;

         o The shareholders of your fund will not recognize a gain or a loss upon the exchange of all their shares of your fund solely for Government Income Fund shares as part of the reorganization;

         o The basis of Government Income Fund shares received by your fund's shareholders in the reorganization will be the same as the basis of the shares of your fund surrendered in exchange; and

         o The tax holding period of the Government Income Fund shares you receive will include the tax holding period of the shares of your fund surrendered in the exchange, provided that shares of your fund were held as capital assets on the reorganization date.

Additional Terms of Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Government Income Fund shares. Shareholders may not redeem or transfer Government Income Fund shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Government Income Fund will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Government Income Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of Government Income Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization. (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of either your fund or Government Income Fund may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. Government Income Fund and your fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. These expenses are estimated to be approximately $250,410 in total.

                                 CAPITALIZATION

The following table sets forth the capitalization of each fund as of May 31, 1998, and the pro forma combined capitalization of both funds as if the reorganization had occurred on such date. The table reflects pro forma exchange ratios of approximately 1.0724 Class A Government Income Fund shares being issued for each Class A share of your fund and approximately 1.0724 Class B Government Income Fund shares being issued for each Class B share of your fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both Government Income Fund and your fund between May 31, 1998 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of Government Income Fund and your fund during that period resulting from income and distributions, and changes in the accrued liabilities of Government Income Fund and your fund during the same period.

                                  MAY 31, 1998
                                 Sovereign U.S.
                                 Government        Government       Pro Forma
                                                       Income
Net Assets                       $367,931,348      $457,402,084     $825,333,432
Net Asset Value Per Share
  Class A                        $9.92             $9.25            $9.25
  Class B                        $9.92             $9.25            $9.25
Shares Outstanding
  Class A                        28,777,805        36,721,182       67,568,291
  Class B                        8,330,255         12,742,073       13,642,641

It is impossible to predict how many Class A shares and Class B shares of Government Income Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Government Income Fund shares that will actually be received and distributed.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in the funds' combined prospectus you can find additional information about the business of each fund.

-------------------------- -----------------------------------------------------
   Type of Information      Headings in Combined Prospectus for both Sovereign
                             U.S. Government Income Fund and Government Income
                                                   Fund
-------------------------- -----------------------------------------------------
Organization               Fund Details: Business Structure: How the Funds are
and operation              Organized
-------------------------- -----------------------------------------------------
Investment objective and   Goal and Strategy, Portfolio Securities, Risk
policies                   Factors; Fund Details: Business Structure: Portfolio
                           Trades, Investment Goals, Diversification; More
                           About Risk
-------------------------- -----------------------------------------------------
Portfolio                  Portfolio Management
management
-------------------------- -----------------------------------------------------
Investment adviser and     Overview: The Management Firm; Fund Details:
distributor                Business Structure, How the Funds are Organized,
                           Sales Compensation

-------------------------- -----------------------------------------------------
Expenses                   Investor Expenses
-------------------------- -----------------------------------------------------
Custodian and              Fund Details: Business Structure: How the Funds are
transfer agent             Organized
-------------------------- -----------------------------------------------------

---------------------------- ---------------------------------------------------
    Type of Information      Headings in Combined Prospectus for both Sovereign
                              U.S. Government Income Fund and Government Income
                                                    Fund
                             ---------------------------------------------------
---------------------------- ---------------------------------------------------
Shares of beneficial         Your Account: Choosing a Share Class
interest
---------------------------- ---------------------------------------------------
Purchase of shares           Your Account: Choosing a Share Class, Sales Charge
                             Reductions and Waivers, Opening an Account, Buying
                             Shares; Transaction Policies; Additional Investor
                             Services
---------------------------- ---------------------------------------------------
Redemption                   Your Account: Selling Shares, How Sales Charges
or sale of shares            are Calculated; Transaction Policies; Additional
                             Investor Services; Systematic Withdrawal Plan
---------------------------- ---------------------------------------------------
Dividends, distributions     Dividends and Account Policies
and taxes
---------------------------- ---------------------------------------------------

                     BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of either fund or the adviser
("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Government Income Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interests of Government Income Fund and that the interests of Government Income Fund's shareholders would not be diluted as a result of the reorganization.

--------------------------------------------------------------------------------
                  The trustees of your fund recommend that the
               shareholders of your fund vote for the proposal to
               approve the agreement and plan of reorganization.
--------------------------------------------------------------------------------

                        VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will not be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether the proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, Inc. and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of approximately $100,360.

Revoking Proxies

A Sovereign U.S. Government Income Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

         o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

         o By returning a duly executed proxy with a later date before the time of the meeting, or

         o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of September 16, 1998, _______ and _______ Class A and Class B shares of beneficial interest of your fund were outstanding. Only shareholders of record on September 16, 1998 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

         o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

         o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

         o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

         o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

         o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the fund, as of August 14, 1998, no person owned of record or beneficially 5% or more of the outstanding Class A and Class B shares of your fund or of the outstanding Class A shares of Government Income Fund. As of August 14, 1998, the following person owned of record or beneficially 5% or more of the outstanding class B shares of Government Income Fund.

--------------------------------------- ------------------------------
Names and Addresses of Owners of More        Government Income
          Than 5% of Shares                        Fund
--------------------------------------- ------------------------------

MLPF&S                                       15.22% of Class B
SOLE BENEFIT OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 974U0
4800 DEERLAKE DRIVE EAST 2ND FL
JACKSONVILLE FL 32246-6484
--------------------------------------- ------------------------------


As of August 14, 1998, the trustees and officers of your fund and Government Income Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective funds.

                                    EXPERTS

The financial statements and the financial highlights of Sovereign U.S. Government Income Fund and Government Income Fund, each as of May 31, 1998 and for the periods then ended are incorporated by reference into this proxy statement and prospectus. These financial statements and financial highlights have been independently audited by PricewaterhouseCoopers LLP and Ernst & Young LLP, respectively, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

                             AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 11th day of August, 1998, by and between John Hancock Government Income Fund (the "Acquiring Fund"), a series of John Hancock Bond Trust, a Massachusetts business trust (the "Trust II"), and John Hancock Sovereign U.S. Government Income Fund
(the "Acquired Fund"), a series of John Hancock Strategic Series, a Massachusetts business trust (the "Trust") each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class A and Class B shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A and/or Class B shares of beneficial interest of the Acquired Fund, as of the close of business on December 4, 1998 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations shall be provided by Investors Bank & Trust Company (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares and Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Trust, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust.

2.   VALUATION

2.1 The net asset values of the Class A and Class B Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A and Class B Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3.   CLOSING AND CLOSING DATE

3.1 The Closing Date shall be December 4, 1998 or such other date on or before June 30, 1999 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust II and the Trust, 101

       Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before June 30, 1999, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

4.1 The Trust on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

    (a) The Trust is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust;

    (c) The Trust and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust's Declaration of Trust, as amended and restated (the "Trust's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which it is bound;

    (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

    (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

    (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of May 31, 1998 and the related statement of operations (copies of which have been furnished to the Acquiring Fund) present fairly in all material respects the financial condition of the Acquired Fund as of May 31, 1998 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

    (g) Since May 31, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

    (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

    (i)Each of the Acquired Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

    (j)The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

    (l)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Trust and the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

    (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

    (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

    (o) No  consent,   approval,   authorization   or  order  of  any  court  or
        governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

    (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

    (q) The prospectus of the Acquired Fund, dated May 1, 1998 (the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

4.2 The Trust II on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

    (a) The Trust II is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust II nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust II;

    (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for Class A and Class B shares of the Acquiring Fund, each dated May 1, 1998, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 to be filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund

        Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (d) At the Closing Date, the Trust II on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

    (e) The Trust II and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provisions of the Trust II's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquiring Fund is a party or by which the Trust II or the Acquiring Fund is bound;

    (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

    (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of May 31, 1998 and the related statement of operations (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial condition of the Acquiring Fund as of May 31, 1998 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

    (h) Since May 31, 1998, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust II on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

    (i)Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

    (j)The authorized capital of the Trust II consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

    (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

    (l)The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust II;

    (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

    (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Trust on behalf of the Acquired Fund and the Trust II on behalf of Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Trust will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Trust on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust II on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Trust on behalf of the Acquired Fund shall furnish to the Trust II on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust II, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Trust II on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Trust on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRED
     FUND

The obligations of the Trust on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust II on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

6.2 The Trust II on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Trust II's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust II on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust II on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust on behalf of the Acquired Fund shall have delivered to the Trust II on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3 The Trust on behalf of the Acquired Fund shall have delivered to the Trust II on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Trust, in form and substance satisfactory to the Trust II on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation.

8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE TRUST II

The obligations hereunder of the Trust II on behalf of the Acquiring Fund and the Trust on behalf of the Acquired Fund are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust II on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust or the Trust II to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust on behalf of the Acquired Fund and the Trust II on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes:

    (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund; and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

    (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund;

    (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

    (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;

    (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

    (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

    (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

The Trust II and the Trust agree to make and provide representations with respect to the Acquiring Fund and the Acquired Fund, respectively, which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this Paragraph 8.6. Notwithstanding anything herein to the contrary, neither the Trust nor the Trust II may waive the conditions set forth in this Paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

9.1 The Trust II on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust II on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust II, on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

    (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

    (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

    (c) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

    (d) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust II, the Acquiring Fund, the Trust, or the Acquired Fund, or the Trustees or officers of the Trust II or the Trust, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J.
Wilson, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by on or behalf of the Acquired Fund or the Acquiring Fund, respectively, under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.

                  JOHN HANCOCK BOND TRUST on behalf of
                  JOHN HANCOCK GOVERNMENT INCOME FUND



                  By: /s/Anne C. Hodsdon
                  -----------------------------------------
                      Anne C. Hodsdon
                      President




                  JOHN HANCOCK STRATEGIC SERIES on behalf of
                  JOHN HANCOCK SOVEREIGN U.S. GOVERNMENT INCOME FUND



                  By: /s/Susan S. Newton
                  ------------------------------------------
                      Susan S. Newton
                      Vice President and Secretary

                                  JOHN HANCOCK

                                  Income Funds

                                     [LOGO]

--------------------------------------------------------------------------------

Prospectus
May 1, 1998*

This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:
 o are not bank deposits
 o are not federally insured
 o are not endorsed by any bank or
   government agency
 o are not guaranteed to achieve
   their goal(s)

Some of these funds may invest up to 100% in junk bonds; read risk information carefully.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


*October 1, 1997 for Sovereign Bond Fund


Government Income Fund

High Yield Bond Fund

Intermediate Maturity
Government Fund

Sovereign Bond Fund

Sovereign U.S. Government Income Fund

Strategic Income Fund

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents

--------------------------------------------------------------------------------

A fund-by-fund look at goals,                 Government Income Fund                         4
strategies, risks, expenses and
financial history.                            High Yield Bond Fund                           6

                                              Intermediate Maturity Government Fund          8

                                              Sovereign Bond Fund                           10

                                              Sovereign U.S. Government Income Fund         12

                                              Strategic Income Fund                         14


Policies and instructions for opening,        Your account
maintaining and closing an account
in any income fund.                           Choosing a share class                        16

                                              How sales charges are calculated              16

                                              Sales charge reductions and waivers           17

                                              Opening an account                            18

                                              Buying shares                                 19

                                              Selling shares                                20

                                              Transaction policies                          22

                                              Dividends and account policies                22

                                              Additional investor services                  23


Details that apply to the income              Fund details
funds as a group.
                                              Business structure                            24

                                              Sales compensation                            25

                                              More about risk                               27


                                              For more information                  back cover

Overview

--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[Clip Art] Risk factors The major risk factors associated with the fund.

[Clip Art] Portfolio management The individual or group designated by the investment adviser to handle the fund's day-to-day management.

[Clip Art] Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[Clip Art] Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

GOAL OF THE INCOME FUNDS

John Hancock income funds seek current income without sacrificing total return. Some of the funds also invest for stability of principal. Each fund has its own strategy and its own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o are seeking a regular stream of income

o are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

o want to diversify their portfolios

o are seeking a mutual fund for the income portion of an asset allocation portfolio

o are retired or nearing retirement

Income funds may NOT be appropriate if you:

o are investing for maximum return over a long time horizon

o require absolute stability of your principal

THE MANAGEMENT FIRM


All John Hancock income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $30 billion in assets.

Government Income Fund
REGISTRANT NAME:
JOHN HANCOCK BOND TRUST      TICKER SYMBOL      CLASS A: JHGIX    CLASS B: TSGIX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks to earn a high level of current income consistent with preservation of capital. To pursue this goal, the fund invests primarily in U.S. Government and agency securities of any maturity, as described below. Stability of share price is a secondary goal.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests at least 80% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries, mortgage-backed securities such as Ginnie Maes, Freddie Macs and Fannie Maes, and repurchase agreements and forward commitments involving these securities.

For liquidity and flexibility, the fund may place up to 20% of assets in high-quality short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including asset-backed securities, U.S. dollar-denominated foreign government securities and derivative and leveraged investments, and may engage in other investment practices. Investments in asset-backed and foreign government securities must be in the two highest and four highest rating categories, respectively, or if unrated, be of comparable quality. Up to 10% of assets may be invested in foreign government bonds rated BB/Ba or B (junk bonds).

RISK FACTORS

[Clip Art] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page
27. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                           Class A      Class B
--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)                         4.50%        none

Maximum sales charge imposed on reinvested dividends        none         none

Maximum deferred sales charge                               none(1)      5.00%

Redemption fee(2)                                           none         none

Exchange fee                                                none         none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------

Management fee                                              0.63%        0.63%

12b-1 fee(3)                                                0.25%        1.00%

Other expenses                                              0.25%        0.25%

Total fund operating expenses                               1.13%        1.88%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                       Year 1    Year 3     Year 5       Year 10
--------------------------------------------------------------------------------
 Class A shares                     $56      $79        $104         $176

 Class B shares

  Assuming redemption
  at end of period                  $69      $89        $122         $200

  Assuming no redemption            $19      $59        $102         $200

 This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


4  GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The following table was represented by a bar graph in the printed materials.]


Volatility, as indicated by Class B
year-by-year total investment
return (%)                           2.40(6)   10.22  3.71   14.38  8.81(7)  9.86(7)  (6.42)(7)  14.49(7)  3.84  2.02(6)  6.25(6,13)
(scale varies from fund to fund)

-----------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                                                 10/94(1)          10/95(2)        10/96
-----------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                                             $8.85             $8.75          $9.32
 Net investment income (loss)                                                              0.06              0.72           0.65(4)
 Net realized and unrealized gain (loss) on investments                                   (0.10)             0.57          (0.25)
 Total from investment operations                                                         (0.04)             1.29           0.40
 Less distributions:
    Dividends from net investment income                                                  (0.06)            (0.72)         (0.65)
 NAV, end of period                                                                       $8.75             $9.32          $9.07
 Total investment return at NAV(5) (%)                                                    (0.45)(6)         15.32(7)        4.49
 Total adjusted investment return at NAV(5) (%)                                           (0.46)(6)         15.28             --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                                               223           470,569        396,323
 Ratio of expenses to average net assets(7) (%)                                            0.12(6)           1.19           1.17
 Ratio of net investment income (loss) to average net assets(7) (%)                        0.71(6)           7.38           7.10
 Portfolio turnover rate (%)                                                                 92               102(9)         106
 Debt outstanding at end of period (000s omitted)(10) ($)                                    --                --             --
 Average daily amount of debt outstanding during the period (000s omitted)(10) ($)          349               N/A            N/A
 Average monthly number of shares outstanding during the period (000s omitted)           28,696               N/A            N/A
 Average daily amount of debt outstanding per share
 during the period(10) ($)                                                                 0.01               N/A            N/A

------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                                                    5/97(3)            11/97(13)
------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                                                $9.07             $8.93
 Net investment income (loss)                                                                 0.37(4)           0.31(4)
 Net realized and unrealized gain (loss) on investments                                      (0.14)             0.27
 Total from investment operations                                                             0.23              0.58
 Less distributions:
    Dividends from net investment income                                                     (0.37)            (0.31)
 NAV, end of period                                                                          $8.93             $9.20
 Total investment return at NAV(5) (%)                                                        2.57(6)           6.65(6)
 Total adjusted investment return at NAV(5) (%)                                                 --                --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                                              359,758           353,318
 Ratio of expenses to average net assets(7) (%)                                               1.13(8)           1.13(8)
 Ratio of net investment income (loss) to average net assets(7) (%)                           7.06(8)           6.92(8)
 Portfolio turnover rate (%)                                                                   129                53
 Debt outstanding at end of period (000s omitted)(10) ($)                                       --                --
 Average daily amount of debt outstanding during the period (000s omitted)(10) ($)             N/A               N/A
 Average monthly number of shares outstanding during the period (000s omitted)                 N/A               N/A
 Average daily amount of debt outstanding per share
 during the period(10) ($)                                                                     N/A               N/A

------------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                          10/88(1)          10/89         10/90         10/91       10/92
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                                         $10.58           $10.01         $9.98         $9.37       $9.79
 Net investment income (loss)                                       0.69(4)          0.98          0.88          0.89        0.80
 Net realized and unrealized gain (loss) on investments            (0.45)           (0.01)        (0.54)         0.40        0.03
 Total from investment operations                                   0.24             0.97          0.34          1.29        0.83
 Less distributions:
    Dividends from net investment income                           (0.64)           (1.00)        (0.95)        (0.87)      (0.79)
    Distributions from net realized gain on investments sold       (0.17)              --            --            --          --
    Total distributions:                                           (0.81)           (1.00)        (0.95)        (0.87)      (0.79)
 NAV, end of period                                               $10.01            $9.98         $9.37         $9.79       $9.83
 Total investment return at NAV(5) (%)                              2.40(6)         10.22          3.71         14.38        8.81(7)
 Total adjusted investment return at NAV(5,11) (%)                  1.02(6)          9.40          3.67            --        8.66
 Ratios and supplemental data
 Net assets end of period (000s omitted) ($)                       6,966           26,568        64,707       129,014     225,540
 Ratio of expenses to average net assets (%)                        1.38(6)          2.00          2.00          2.00        2.00(7)
 Ratio of adjusted expenses to average net assets(12) (%)           2.76(6)          2.82          2.04            --          --
 Ratio of net investment income (loss) to average
 net assets (%)                                                     6.34(6)          9.64          9.22          9.09        8.03(7)
 Ratio of adjusted net investment income (loss)
 to average net assets(12) (%)                                      4.96(6)          8.82          9.18            --          --
 Portfolio turnover rate (%)                                         174              151            83           162         112
 Fee reduction per share ($)                                        0.15             0.08         0.004            --          --
 Debt outstanding at end of period (000s omitted)(10) ($)             --               --            --            --          --
 Average daily amount of debt outstanding during the
 period (000s omitted)(10) ($)                                        --               --            --            --       6,484
 Average monthly number of shares outstanding during
 the period (000s omitted)                                            --               --            --            --      18,572
 Average daily amount of debt outstanding per share
 during the period(10) ($)                                            --               --            --            --        0.35


------------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                              10/93            10/94           10/95(2)          10/96
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                                             $9.83           $10.05            $8.75            $9.32
 Net investment income (loss)                                          0.70             0.65             0.65             0.58(4)
 Net realized and unrealized gain (loss) on investments                0.24            (1.28)            0.57            (0.24)
 Total from investment operations                                      0.94            (0.63)            1.22             0.34
 Less distributions:
    Dividends from net investment income                              (0.72)           (0.65)           (0.65)           (0.58)
    Distributions from net realized gain on investments sold             --            (0.02)              --               --
    Total distributions:                                              (0.72)           (0.67)           (0.65)           (0.58)
 NAV, end of period                                                  $10.05            $8.75            $9.32            $9.08
 Total investment return at NAV(5) (%)                                 9.86(7)         (6.42)(7)        14.49(7)          3.84
 Total adjusted investment return at NAV(5,11) (%)                     9.85            (6.43)           14.47               --
 Ratios and supplemental data
 Net assets end of period (000s omitted) ($)                        293,413          241,061          226,954          178,124
 Ratio of expenses to average net assets (%)                           2.00(7)          1.93(7)          1.89(7)          1.90
 Ratio of adjusted expenses to average net assets(12) (%)                --               --               --               --
 Ratio of net investment income (loss) to average
 net assets (%)                                                        7.06(7)          6.98(7)          7.26(7)          6.37
 Ratio of adjusted net investment income (loss)
 to average net assets(12) (%)                                           --               --               --               --
 Portfolio turnover rate (%)                                            138               92              102(9)           106
 Fee reduction per share ($)                                             --               --               --               --
 Debt outstanding at end of period (000s omitted)(10) ($)                --               --               --               --
 Average daily amount of debt outstanding during the
 period (000s omitted)(10) ($)                                          503              349              N/A              N/A
 Average monthly number of shares outstanding during
 the period (000s omitted)                                           26,378           28,696              N/A              N/A
 Average daily amount of debt outstanding per share
 during the period(10) ($)                                             0.02             0.01              N/A              N/A


----------------------------------------------------------------------------------------------
 Class B - period ended:                                            5/97(3)          11/97(13)
----------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                                           $9.08            $8.93
 Net investment income (loss)                                        0.33(4)          0.28(4)
 Net realized and unrealized gain (loss) on investments             (0.15)            0.27
 Total from investment operations                                    0.18             0.55
 Less distributions:
    Dividends from net investment income                            (0.33)           (0.28)
    Distributions from net realized gain on investments sold           --               --
    Total distributions:                                            (0.33)           (0.28)
 NAV, end of period                                                 $8.93            $9.20
 Total investment return at NAV(5) (%)                               2.02(6)          6.25(6)
 Total adjusted investment return at NAV(5,11) (%)                     --               --
 Ratios and supplemental data
 Net assets end of period (000s omitted) ($)                      153,390          147,385
 Ratio of expenses to average net assets (%)                         1.87(8)          1.88(8)
 Ratio of adjusted expenses to average net assets(12) (%)              --               --
 Ratio of net investment income (loss) to average
 net assets (%)                                                      6.32(8)          6.18(8)
 Ratio of adjusted net investment income (loss)
 to average net assets(12) (%)                                         --               --
 Portfolio turnover rate (%)                                          129               53
 Fee reduction per share ($)                                           --               --
 Debt outstanding at end of period (000s omitted)(10) ($)              --               --
 Average daily amount of debt outstanding during the
 period (000s omitted)(10) ($)                                        N/A              N/A
 Average monthly number of shares outstanding during
 the period (000s omitted)                                            N/A              N/A
 Average daily amount of debt outstanding per share
 during the period(10) ($)                                            N/A              N/A


(1) Class A and Class B shares commenced operations on September 30, 1994 and February 23, 1988, respectively.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Effective May 31, 1997, the fiscal year end changed from October 31 to May
      31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.

(7) Excludes interest expense, which equalled 0.04% for Class A for the year ended October 31, 1995 and 0.15%, 0.01%, 0.01% and 0.02% for Class B for the years ended October 31, 1992, 1993, 1994 and 1995, respectively.

(8)   Annualized.
(9)   Portfolio turnover rate excludes merger activity.
(10) Debt outstanding consists of reverse repurchase agreements entered into during the year.
(11) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(12)  Unreimbursed, without fee reduction.
(13)  Unaudited.


                                                        GOVERNMENT INCOME FUND 5

High Yield Bond Fund

REGISTRANT NAME: JOHN HANCOCK BOND TRUST
                 TICKER SYMBOL    CLASS A: JHHBX  CLASS B: TSHYX   CLASS C: N/A
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks to maximize current income without assuming undue risk. To pursue this goal, the fund invests primarily in junk bonds, i.e. lower-rated, higher-yielding debt securities.

Because the performance of junk bonds has historically been influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook.

The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests at least 65% of assets in bonds rated lower than BBB/Baa and their unrated equivalents. Up to 30% of assets may be invested in bonds rated CC/Ca. Up to 40% of assets may be invested in the securities of issuers in the electric utility and telephone industries. For all other industries, the limitation is 25% of assets.

Types of bonds include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations.

The fund may also invest up to 20% of net assets in U.S. or foreign equities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including restricted securities, and may engage in other investment practices.

RISK FACTORS

[Clip Art] Investors should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated.

Issuers of junk bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news. Before you invest, please read "More about risk" starting on page 27.

PORTFOLIO MANAGEMENT

[Clip Art] Arthur N. Calavritinos, CFA, leader of the fund's portfolio management team since July 1995, is a vice president of the adviser. He joined John Hancock Funds in 1988 and has been in the investment business since 1987.

--------------------------------------------------------------------------------
INVESTOR EXPENSES


[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Because no Class C shares were issued or outstanding during the past year, Class C expenses are based on Class B expenses. Future expenses may be greater or less.



--------------------------------------------------------------------------------
 Shareholder transaction expenses              Class A     Class B     Class C
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 purchases (as a percentage of
 offering price)                               4.50%       none        none

 Maximum sales charge imposed on
 reinvested dividends                          none        none        none

 Maximum deferred sales charge                 none(1)     5.00%       1.00%

 Redemption fee(2)                             none        none        none

 Exchange fee                                  none        none        none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------

 Management fee                                0.54%       0.54%       0.54%

 12b-1 fee(3)                                  0.25%       1.00%       1.00%

 Other expenses                                0.25%       0.25%       0.25%

 Total fund operating expenses                 1.04%       1.79%       1.79%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                     Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
 Class A shares                  $55         $77         $100        $166

 Class B shares

    Assuming redemption
    at end of period             $68         $86         $117        $191

    Assuming no redemption       $18         $56         $97         $191

 Class C shares

    Assuming redemption
    at end of period             $28         $56         $97         $211

    Assuming no redemption       $18         $56         $97         $211

  This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2)   Does not include wire redemption fee (currently $4.00).

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


6  HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Ernst & Young
LLP.

[The following table was represented by a bar graph in the printed materials.]


Volatility, as
indicated by Class B
year-by-year total
investment return (%)            (0.10)(6)  9.77   (4.51)  (8.04)  34.21  11.56  21.76  (1.33)  7.97     15.24  10.06(6)  8.27(6,11)
(scale varies from fund to fund)                                                                                 seven      six
                                                                                                                 months    months


------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                             10/93(1)         10/94          10/95(2)      10/96
------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                         $8.10           $8.23           $7.33        $7.20
 Net investment income (loss)                                          0.33            0.80(4)         0.72         0.76(4)
 Net realized and unrealized gain (loss) on investments                0.09           (0.83)          (0.12)        0.35
 Total from investment operations                                      0.42           (0.03)           0.60         1.11
 Less distributions:
    Dividends from net investment income                              (0.29)          (0.82)          (0.73)       (0.76)
    Distributions from net realized gain on investments sold             --           (0.05)             --           --
    Total distributions                                               (0.29)          (0.87)          (0.73)       (0.76)
 NAV, end of period                                                   $8.23           $7.33           $7.20        $7.55
 Total investment return at NAV(5) (%)                                 4.96(6)        (0.59)           8.83        16.06
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                         2,344          11,696          26,452       52,792
 Ratio of expenses to average net assets (%)                           0.91(7)         1.16            1.16         1.10
 Ratio of net investment income (loss) to average net assets (%)      12.89(7)        10.14           10.23        10.31
 Portfolio turnover rate (%)                                            204             153              98          113
 Average Brokerage Commission Rate(8)($)                                 --              --              --           --

-----------------------------------------------------------------------------------------------
 Class A - period ended:                                             5/97(3)          11/97(11)
-----------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                         $7.55           $7.87
 Net investment income (loss)                                          0.45            0.39
 Net realized and unrealized gain (loss) on investments                0.32            0.28
 Total from investment operations                                      0.77            0.67
 Less distributions:
    Dividends from net investment income                              (0.45)          (0.39)
    Distributions from net realized gain on investments sold             --              --
    Total distributions                                               (0.45)          (0.39)
 NAV, end of period                                                   $7.87           $8.15
 Total investment return at NAV(5) (%)                                10.54(6)         8.68(6)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                        97,925         165,597
 Ratio of expenses to average net assets (%)                           1.05(7)         0.94(7)
 Ratio of net investment income (loss) to average net assets (%)      10.19(7)         9.51(7)
 Portfolio turnover rate (%)                                             78              61
 Average Brokerage Commission Rate(8)($)                             0.0583          0.0626


---------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                10/87(1)          10/88            10/89         10/90         10/91
---------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                                $9.95            $9.94            $9.70         $8.14         $6.45
 Net investment income (loss)                             0.01             1.07(4)          1.16          1.09          0.98
 Net realized and unrealized gain (loss)
 on investments                                          (0.02)           (0.14)           (1.55)        (1.68)         1.06
 Total from investment operations                        (0.01)            0.93            (0.39)        (0.59)         2.04
 Less distributions:
    Dividends from net investment income                    --            (1.17)           (1.14)        (1.09)        (0.98)
    Distributions from net realized gain on
    investments sold                                        --               --               --            --            --
    Distributions from capital paid-in                      --               --            (0.03)        (0.01)        (0.07)
    Total distributions                                     --            (1.17)           (1.17)        (1.10)        (1.05)
 NAV, end of period                                      $9.94            $9.70            $8.14         $6.45         $7.44
 Total investment return at NAV(5) (%)                   (0.10)(6)         9.77            (4.51)        (8.04)        34.21
 Total adjusted investment return at NAV(5,9) (%)        (0.41)(6)         9.01            (4.82)        (8.07)           --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)              110           20,852           33,964        37,097        72,023
 Ratio of expenses to average net assets (%)              0.03(6)          2.00             2.20          2.22          2.24
 Ratio of adjusted expenses to average
 net assets(10) (%)                                       0.34(6)          2.76             2.51          2.25            --
 Ratio of net investment income (loss) to
 average net assets (%)                                   0.09(6)         10.97            12.23         14.59         13.73
 Ratio of adjusted net investment income (loss)
 to average net assets(10) (%)                           (0.22)(6)        10.21            11.92         14.56            --
 Portfolio turnover rate (%)                                --               60              100            96            93
 Fee reduction per share ($)                              0.03             0.07             0.03         0.002            --
 Average Brokerage Commission Rate(8)($)                    --               --               --            --            --

-----------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                              10/92         10/93         10/94           10/95(2)       10/96
-----------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                             $7.44         $7.43         $8.23            $7.33         $7.20
 Net investment income (loss)                          0.87          0.80          0.74(4)          0.67          0.70(4)
 Net realized and unrealized gain (loss)
 on investments                                       (0.04)         0.75         (0.83)           (0.13)         0.35
 Total from investment operations                      0.83          1.55         (0.09)            0.54          1.05
 Less distributions:
    Dividends from net investment income              (0.84)        (0.75)        (0.76)           (0.67)        (0.70)
    Distributions from net realized gain on
    investments sold                                     --            --         (0.05)              --            --
    Distributions from capital paid-in                   --            --            --               --            --
    Total distributions                               (0.84)        (0.75)        (0.81)           (0.67)        (0.70)
 NAV, end of period                                   $7.43         $8.23         $7.33            $7.20         $7.55
 Total investment return at NAV(5) (%)                11.56         21.76         (1.33)            7.97         15.24
 Total adjusted investment return at NAV(5,9) (%)        --            --            --               --            --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)        98,560       154,214       160,739          180,586       242,944
 Ratio of expenses to average net assets (%)           2.25          2.08          1.91             1.89          1.82
 Ratio of adjusted expenses to average
 net assets(10) (%)                                      --            --            --               --            --
 Ratio of net investment income (loss) to
 average net assets (%)                               11.09         10.07          9.39             9.42          9.49
 Ratio of adjusted net investment income (loss)
 to average net assets(10) (%)                           --            --            --               --            --
 Portfolio turnover rate (%)                            206           204           153               98           113
 Fee reduction per share ($)                             --            --            --               --            --
 Average Brokerage Commission Rate(8)($)                 --            --            --               --            --

--------------------------------------------------------------------------------
 Class B - period ended:                             5/97(3)           11/97(11)
--------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                             $7.55            $7.87
 Net investment income (loss)                          0.42             0.36
 Net realized and unrealized gain (loss)
 on investments                                        0.32             0.28
 Total from investment operations                      0.74             0.64
 Less distributions:
    Dividends from net investment income              (0.42)           (0.36)
    Distributions from net realized gain on
    investments sold                                     --               --
    Distributions from capital paid-in                   --               --
    Total distributions                               (0.42)           (0.36)
 NAV, end of period                                   $7.87            $8.15
 Total investment return at NAV(5) (%)                10.06(6)          8.27(6)
 Total adjusted investment return at NAV(5,9) (%)        --               --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)       379,024          580,858
 Ratio of expenses to average net assets (%)           1.80(7)          1.69(7)
 Ratio of adjusted expenses to average
 net assets(10) (%)                                      --               --
 Ratio of net investment income (loss) to
 average net assets (%)                                9.45(7)          8.78(7)
 Ratio of adjusted net investment income (loss)
 to average net assets(10) (%)                           --               --
 Portfolio turnover rate (%)                             78               61
 Fee reduction per share ($)                             --               --
 Average Brokerage Commission Rate(8)($)             0.0583           0.0626


(1) Class A and Class B shares commenced operations on June 30, 1993 and October 26, 1987, respectively.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Effective May 31, 1997, the fiscal year changed from October 31 to May 31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7)   Annualized.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(10)  Unreimbursed, without fee reduction.
(11)  Unaudited.


                                                         HIGH YIELD BOND FUND  7

Intermediate Maturity Government Fund

REGISTRANT NAME:
JOHN HANCOCK BOND TRUST         TICKER SYMBOL     CLASS A: TAUSX  CLASS B: TSUSX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks to earn a high level of current income consistent with preservation of capital and maintenance of liquidity. To pursue this goal, the fund invests primarily in U.S. Government securities of any maturity, as described below. The fund's weighted average maturity will typically be between three and ten years.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests at least 80% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes. The fund may invest up to 20% in asset-backed securities or corporate debt securities rated AAA/Aaa and their unrated equivalents.

For liquidity and flexibility, the fund may place up to 20% of assets in high-quality short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page
27. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Roger C. Hamilton, leader of the fund's portfolio management team since January 1992 (with the fund's previous adviser), is a vice president of the adviser. He joined John Hancock Funds in December 1994 and has been in the investment business since 1980.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                       Class A      Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    3.00%        none

 Maximum sales charge imposed on
 reinvested dividends                                   none         none

 Maximum deferred sales charge                          none(1)      3.00%

 Redemption fee(2)                                      none         none

 Exchange fee                                           none         none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                         0.40%        0.40%

 12b-1 fee                                              0.25%        1.00%

 Other expenses                                         0.70%        0.70%

 Total fund operating expenses                          1.35%        2.10%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                     Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
 Class A shares                  $43         $71         $102        $188

 Class B shares

    Assuming redemption
    at end of period             $51         $86         $113        $198

    Assuming no redemption       $21         $66         $113        $198

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).


8  INTERMEDIATE MATURITY GOVERNMENT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clip Art] The figures below have been audited by the fund's independent auditors, Ernst & Young
LLP.

[The following table was represented by a bar graph in the printed materials.]


Volatility, as indicated by Class A
year-by-year total investment return (%)  1.96(7)   6.08    2.51    3.98    5.60  4.56    2.13(7)    5.85(7,12)
(scale varies from fund to fund)                                                           two        six
                                                                                          months     months


-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                       3/92(1)              3/93             3/94
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value("NAV"), beginning of period                                    $10.00             $10.03           $10.05
Net investment income (loss)                                                     0.17               0.58             0.41
Net realized and unrealized gain (loss) on investments                           0.03               0.02            (0.16)
Total from investment operations                                                 0.20               0.60             0.25
Less distributions:
   Dividends from net investment income                                         (0.17)             (0.58)           (0.41)
Distributions from net realized gain on investments sold                           --                 --               --
Total distributions                                                             (0.17)             (0.58)           (0.41)
NAV, end of period                                                             $10.03             $10.05            $9.89
Total investment return at NAV(5) (%)                                            1.96(7)            6.08             2.51
Total adjusted investment return at NAV(5,6) (%)                                 1.68(7)            5.53             2.27
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   13,775             33,273           24,310
Ratio of expenses to average net assets(8) (%)                                   0.50(8,9)          0.50(8)          0.75(8)
Ratio of adjusted expenses to average net assets(10) (%)                         1.62(8,9)          1.05(8)          0.99(8)
Ratio of net investment income (loss) to average net assets (%)                  6.47(9)            5.47             4.09
Ratio of adjusted net investment income (loss) to average assets(10) (%)         5.35(9)            4.92             3.85
Fee reduction per share(4) ($)                                                   0.11               0.06             0.02
Portfolio turnover rate (%)                                                         1                186              244

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                  3/95(2)           3/96              3/97          5/97(3)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value("NAV"), beginning of period                               $9.89            $9.79             $9.69         $9.37
Net investment income (loss)                                               0.49             0.62              0.67          0.11(4)
Net realized and unrealized gain (loss) on investments                    (0.11)           (0.08)            (0.25)         0.09
Total from investment operations                                           0.38             0.54              0.42          0.20
Less distributions:
   Dividends from net investment income                                   (0.48)           (0.64)            (0.66)        (0.11)
Distributions from net realized gain on investments sold                     --               --             (0.08)           --
Total distributions                                                       (0.48)           (0.64)            (0.74)        (0.11)
NAV, end of period                                                        $9.79            $9.69             $9.37         $9.46
Total investment return at NAV(5) (%)                                      3.98             5.60              4.56          2.13(7)
Total adjusted investment return at NAV(5,6) (%)                           3.43             4.83              4.19          1.93(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             12,950           29,024            22,043        22,755
Ratio of expenses to average net assets(8) (%)                             0.80(8)          0.75(8)           0.75          0.75(9)
Ratio of adjusted expenses to average net assets(10) (%)                   1.35(8)          1.45(8)           1.12          1.92(9)
Ratio of net investment income (loss) to average net assets (%)            4.91             6.49              6.99          7.07(9)
Ratio of adjusted net investment income (loss) to average assets(10) (%)   4.36             5.79              6.62          5.90(9)
Fee reduction per share(4) ($)                                             0.05             0.07              0.04          0.02
Portfolio turnover rate (%)                                                 341              423(11)           427            77

-----------------------------------------------------------------------------------------
Class A - period ended:                                                         11/97(12)
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value("NAV"), beginning of period                                     $9.46
Net investment income (loss)                                                     0.32(4)
Net realized and unrealized gain (loss) on investments                           0.23
Total from investment operations                                                 0.55
Less distributions:
   Dividends from net investment income                                         (0.32)
Distributions from net realized gain on investments sold                           --
Total distributions                                                             (0.32)
NAV, end of period                                                              $9.69
Total investment return at NAV(5) (%)                                            5.85(7)
Total adjusted investment return at NAV(5,6) (%)                                 5.59(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   21,502
Ratio of expenses to average net assets(8) (%)                                   0.75(9)
Ratio of adjusted expenses to average net assets(10) (%)                         1.27(9)
Ratio of net investment income (loss) to average net assets (%)                  6.56(9)
Ratio of adjusted net investment income (loss) to average assets(10) (%)         6.04(9)
Fee reduction per share(4) ($)                                                   0.02
Portfolio turnover rate (%)                                                       263


-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                       3/92(1)              3/93             3/94
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
NAV, beginning of period                                                       $10.00             $10.03           $10.05
Net investment income (loss)                                                     0.15               0.51             0.34
Net realized and unrealized gain (loss) on investments                           0.03               0.02            (0.16)
Total from investment operations                                                 0.18               0.53             0.18
Less distributions:
   Dividends from net investment income                                         (0.15)             (0.51)           (0.34)
Distributions from net realized gain on investments sold                           --                 --               --
Total distributions                                                             (0.15)             (0.51)           (0.34)
NAV, end of period                                                             $10.03             $10.05            $9.89
Total investment return at NAV(5) (%)                                            1.80(7)            5.40             1.85
Total adjusted investment return at NAV(5,6) (%)                                 1.52(7)            4.85             1.61
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    1,630             13,753           11,626
Ratio of expenses to average net assets(8) (%)                                   1.15(8,9)          1.15(8)          1.40(8)
Ratio of adjusted expenses to average net assets(10) (%)                         2.27(8,9)          1.70(8)          1.64(8)
Ratio of net investment income (loss) to average net assets (%)                  5.85(9)            4.82             3.44
Ratio of adjusted net investment income (loss) to average assets(10) (%)         4.73(9)            4.27             3.20
Fee reduction per share(4) ($)                                                   0.11               0.06             0.02
Portfolio turnover rate (%)                                                         1                186              244



------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                  3/95(2)           3/96              3/97          5/97(3)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
NAV, beginning of period                                                  $9.89            $9.79             $9.69         $9.37
Net investment income (loss)                                               0.43             0.57              0.60          0.10(4)
Net realized and unrealized gain (loss) on investments                    (0.11)           (0.10)            (0.24)         0.09
Total from investment operations                                           0.32             0.47              0.36          0.19
Less distributions:
   Dividends from net investment income                                   (0.42)           (0.57)            (0.60)        (0.10)
Distributions from net realized gain on investments sold                     --               --             (0.08)           --
Total distributions                                                       (0.42)           (0.57)            (0.68)        (0.10)
NAV, end of period                                                        $9.79            $9.69             $9.37         $9.46
Total investment return at NAV(5) (%)                                      3.33             4.92              3.84          2.01(7)
Total adjusted investment return at NAV(5,6) (%)                           2.78             4.15              3.47          1.81(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                              9,506            8,532             6,779         6,451
Ratio of expenses to average net assets(8) (%)                             1.45(8)          1.40(8)           1.43          1.50(9)
Ratio of adjusted expenses to average net assets(10) (%)                   2.00(8)          2.10(8)           1.80          2.67(9)
Ratio of net investment income (loss) to average net assets (%)            4.26             5.80              6.30          6.04(9)
Ratio of adjusted net investment income (loss) to average assets(10) (%)   3.71             5.10              5.93          4.87(9)
Fee reduction per share(4) ($)                                             0.05             0.07              0.04          0.02
Portfolio turnover rate (%)                                                 341              423(11)           427            77



-----------------------------------------------------------------------------------------
Class B - period ended:                                                         11/97(12)
-----------------------------------------------------------------------------------------
Per share operating performance
NAV, beginning of period                                                        $9.46
Net investment income (loss)                                                     0.28(4)
Net realized and unrealized gain (loss) on investments                           0.23
Total from investment operations                                                 0.51
Less distributions:
   Dividends from net investment income                                         (0.28)
Distributions from net realized gain on investments sold                           --
Total distributions                                                             (0.28)
NAV, end of period                                                              $9.69
Total investment return at NAV(5) (%)                                            5.45(7)
Total adjusted investment return at NAV(5,6) (%)                                 5.19(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    8,123
Ratio of expenses to average net assets(8) (%)                                   1.50(9)
Ratio of adjusted expenses to average net assets(10) (%)                         2.02(9)
Ratio of net investment income (loss) to average net assets (%)                  5.79(9)
Ratio of adjusted net investment income (loss) to average assets(10) (%)         5.27(9)
Fee reduction per share(4) ($)                                                   0.02
Portfolio turnover rate (%)                                                       263


(1)   Class A and Class B shares commenced operations on December 31, 1991.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Effective May 31, 1997, the fiscal year end changed from March 31 to May
      31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Not annualized.

(8) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the fund plus expenses incurred indirectly from the Adjustable U.S. Government fund (the "Portfolio"), the mutual fund in which the fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.

(9)   Annualized.
(10)  Unreimbursed, without fee reduction.
(11)  Portfolio turnover rate excludes merger activity.
(12)  Unaudited.


                                        INTERMEDIATE MATURITY GOVERNMENT FUND  9

Sovereign Bond Fund

REGISTRANT NAME:
JOHN HANCOCK SOVEREIGN BOND FUND  TICKER SYMBOL   CLASS A: JHNBX  CLASS B: JHBBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks to generate a high level of current income consistent with prudent investment risk. To pursue this goal, the fund invests in a diversified portfolio of marketable debt securities. These securities are primarily investment grade, although up to 25% of assets may be invested in junk bonds rated as low as CC/Ca and their unrated equivalents. The fund does not concentrate its investments in any particular industry.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests at least 65% of assets in corporate and government bonds and debentures. Typically, at least 75% of assets will be:

o securities of any type of issuer that are rated among the four highest Moody's or S&P rating categories and their unrated equivalents

o U.S. Government and agency securities

o cash and cash-equivalents

The fund may invest up to 25% of assets in U.S. dollar-denominated foreign securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including asset-backed securities and derivatives and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clip Art] Investors should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. To the extent that it invests in certain securities, the fund may be affected by additional risks:

o junk bonds: above-average credit, market and other risks

o foreign securities: currency, information, natural event and political risks

o mortgage-backed securities: extension and prepayment risks

These risks are defined in "More about risk" starting on page 27. The longer the fund's average weighted maturity, the more it is likely to be affected by a change in interest rates. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] James K. Ho, CFA, leader of the fund's portfolio management team since March 1988, is an executive vice president of the adviser. He joined John Hancock Funds in 1985 and has been in the investment business since 1977.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past fiscal year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                       Class A      Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    4.50%        none

 Maximum sales charge imposed on
 reinvested dividends                                   none         none

 Maximum deferred sales charge                          none(1)      5.00%

 Redemption fee(2)                                      none         none

 Exchange fee                                           none         none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                         0.50%        0.50%

 12b-1 fee(3)                                           0.30%        1.00%

 Other expenses                                         0.31%        0.31%

 Total fund operating expenses                          1.11%        1.81%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                     Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
 Class A shares                  $56         $78           $103       $173

 Class B shares

    Assuming redemption
    at end of period             $69         $87           $118       $194

    Assuming no redemption       $19         $57            $98       $194

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


10   SOVEREIGN BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Ernst & Young
LLP.

[The following table was represented by a bar graph in the printed materials.]

Volatility, as indicated by Class A
year-by-year total investment return (%)   1.58    9.82  12.13   6.71  16.59   8.08  11.80  (2.75)  19.40   4.11    2.22(3)
(scale varies from fund to fund)                                                                                      five
                                                                                                                     months

------------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                  12/87        12/88        12/89        12/90        12/91        12/92
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                    $15.89       $14.53       $14.51       $14.77       $14.33       $15.31
 Net investment income (loss)                              1.40         1.44         1.43         1.32         1.29         1.20
 Net realized and unrealized gain (loss) on
 investments and financial futures contracts              (1.17)       (0.06)        0.27        (0.40)        0.98        (0.01)
 Total from investment operations                          0.23         1.38         1.70         0.92         2.27         1.19
 Less distributions:
    Dividends from net investment income                  (1.53)       (1.40)       (1.44)       (1.35)       (1.29)       (1.21)
    Distributions from net realized gain on
    investments sold and financial futures contracts      (0.06)          --           --           --           --           --
    Distributions from capital paid-in                       --           --           --        (0.01)          --           --
    Total distributions                                   (1.59)       (1.40)       (1.44)       (1.36)       (1.29)       (1.21)
 Net asset value, end of period                          $14.53       $14.51       $14.77       $14.33       $15.31       $15.29
 Total investment return at net asset value(2) (%)         1.58         9.82        12.13         6.71        16.59         8.08
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)         1,095,208    1,103,691    1,110,394    1,103,391    1,249,980    1,386,260
 Ratio of expenses to average net assets (%)               0.82         0.82         0.80         1.31         1.27         1.44
 Ratio of net investment income (loss) to
 average net assets (%)                                    9.32         9.77         9.68         9.18         8.81         7.89
 Portfolio turnover rate (%)                                159           66           64           92           90           87

-------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                  12/93        12/94        12/95           12/96         5/97(1)
-------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                    $15.29       $15.53       $13.90          $15.40       $14.90
 Net investment income (loss)                              1.14         1.12         1.12            1.09         0.44
 Net realized and unrealized gain (loss) on
 investments and financial futures contracts               0.62        (1.55)        1.50           (0.50)       (0.12)
 Total from investment operations                          1.76        (0.43)        2.62            0.59         0.32
 Less distributions:
    Dividends from net investment income                  (1.14)       (1.12)       (1.12)          (1.09)       (0.44)
    Distributions from net realized gain on
    investments sold and financial futures contracts      (0.38)       (0.08)          --              --           --
    Distributions from capital paid-in                       --           --           --              --           --
    Total distributions                                   (1.52)       (1.20)       (1.12)          (1.09)       (0.44)
 Net asset value, end of period                          $15.53       $13.90       $15.40          $14.90       $14.78
 Total investment return at net asset value(2) (%)        11.80        (2.75)       19.40            4.11         2.22(3)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)         1,505,754    1,326,058    1,535,204       1,416,116    1,361,924
 Ratio of expenses to average net assets (%)               1.41         1.26         1.13            1.14         1.11(4)
 Ratio of net investment income (loss) to
 average net assets (%)                                    7.18         7.74         7.58            7.32         7.38(4)
 Portfolio turnover rate (%)                                107           85          103(5)          123           58

-----------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                            12/93(6)        12/94       12/95          12/96        5/97(1)
-----------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                               $15.90         $15.52      $13.90         $15.40      $14.90
 Net investment income (loss)                                         0.11           1.04        1.02           0.98        0.40
 Net realized and unrealized gain (loss) on investments and
 financial futures contracts                                            --          (1.54)       1.50          (0.50)      (0.12)
 Total from investment operations                                     0.11          (0.50)       2.52           0.48        0.28
 Less distributions:
    Dividends from net investment income                             (0.11)         (1.04)      (1.02)         (0.98)      (0.40)
    Distributions from net realized gain on investments sold
    and financial futures contracts                                  (0.38)         (0.08)         --             --          --
    Total distributions                                              (0.49)         (1.12)      (1.02)         (0.98)      (0.40)
 Net asset value, end of period                                     $15.52         $13.90      $15.40         $14.90      $14.78
 Total investment return at net asset value(2) (%)                    0.90(3)       (3.13)      18.66           3.38        1.93(3)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                        4,125         40,299      98,739        134,112     132,885
 Ratio of expenses to average net assets (%)                          1.63(4)        1.78        1.75           1.84        1.81(4)
 Ratio of net investment income (loss) to average net assets (%)      0.57(4)        7.30        6.87           6.62        6.68(4)
 Portfolio turnover rate (%)                                           107             85         103(5)         123          58

(1) Effective May 31, 1997, the fiscal year end changed from December 31 to May 31.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Not annualized.
(4)   Annualized.
(5)   Portfolio turnover excludes merger activity.
(6)   Class B shares commenced operations on November 23, 1993.


                                                         SOVEREIGN BOND FUND  11

Sovereign U.S. Government Income Fund

REGISTRANT NAME:
JOHN HANCOCK STRATEGIC SERIES    TICKER SYMBOL    CLASS A: JHSGX  CLASS B: FGOPX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks to provide as high a level of income as is consistent with long-term total return. To pursue this goal, the fund invests in U.S. Government and agency securities, as described below.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests at least 65% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with most income investments, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page
27. Other factors may affect the market price and yield of the fund's securities, including investor demand and economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                       Class A      Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    4.50%        none

 Maximum sales charge imposed on
 reinvested dividends                                   none         none

 Maximum deferred sales charge                          none(1)      5.00%

 Redemption fee(2)                                      none         none

 Exchange fee                                           none         none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                         0.50%        0.50%

 12b-1 fee(3)                                           0.30%        1.00%

 Other expenses                                         0.37%        0.37%

 Total fund operating expenses                          1.17%        1.87%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                     Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
 Class A shares                  $56         $80         $106        $181

 Class B shares

    Assuming redemption
    at end of period             $69         $89         $121        $201

    Assuming no redemption       $19         $59         $101        $201

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


12  SOVEREIGN U.S. GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented by a bar graph in the printed materials.]


Volatility, as indicated by
Class B year-by-year total
investment return (%)              3.70(5)   11.53   11.52   6.24  14.46   7.58  12.66  (7.05)  15.27   3.33   1.61(5)    6.28(5,10)
(scale varies from fund to fund)                                                                               seven       six
                                                                                                               months      months


------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                           10/92(1)           10/93           10/94        10/95
------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                        $10.51          $10.29          $10.89        $9.24
 Net investment income (loss)                                          0.64            0.68(3)         0.65         0.65
 Net realized and unrealized gain (loss) on investments and
 financial futures contracts                                          (0.22)           0.61           (1.34)        0.77
 Total from investment operations                                      0.42            1.29           (0.69)        1.42
 Less distributions:
    Dividends from net investment income                              (0.64)          (0.68)          (0.65)       (0.65)
    Distributions from net realized gain on investments sold             --           (0.01)          (0.31)          --
    Distributions from capital paid-in                                   --              --              --           --
    Total distributions                                               (0.64)          (0.69)          (0.96)       (0.65)
 NAV, end of period                                                  $10.29          $10.89           $9.24       $10.01
 Total investment return at NAV(4) (%)                                 5.33(5)        12.89           (6.66)       15.90
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                       350,907         375,416         315,372      370,966
 Ratio of expenses to average net assets (%)                           1.06(6)         1.30            1.23         1.17
 Ratio of net investment income (loss) to average net assets (%)       7.11(6)         6.47            6.62         6.76
 Portfolio turnover rate (%)                                            140             273             127           94

-------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                            10/96         5/97(2)           11/97(10)
-------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                      $10.01           $9.75           $9.56
 Net investment income (loss)                                        0.64(3)         0.37(3)         0.31(3)
 Net realized and unrealized gain (loss) on investments and
 financial futures contracts                                        (0.26)          (0.19)           0.31
 Total from investment operations                                    0.38            0.18            0.62
 Less distributions:
    Dividends from net investment income                            (0.64)          (0.36)          (0.31)
    Distributions from net realized gain on investments sold           --              --              --
    Distributions from capital paid-in                                 --           (0.01)             --
    Total distributions                                             (0.64)          (0.37)          (0.31)
 NAV, end of period                                                 $9.75           $9.56           $9.87
 Total investment return at NAV(4) (%)                               4.02            1.92(5)         6.65(5)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                     330,162         302,589         300,092
 Ratio of expenses to average net assets (%)                         1.15            1.17(6)         1.16(6)
 Ratio of net investment income (loss) to average net assets (%)     6.58            6.69(6)         6.49(6)
 Portfolio turnover rate (%)                                          143              88              71

---------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                          10/87(7)         10/88        10/89        10/90        10/91        10/92
---------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                         $10.28           $9.45        $9.73       $10.01        $9.83       $10.29
 Net investment income (loss)                       0.48            0.78         0.81         0.85         0.85         0.76
 Net realized and unrealized gain (loss) on
 investments and financial futures contracts       (0.75)           0.28         0.25        (0.25)        0.51           --
 Total from investment operations                  (0.27)           1.06         1.06         0.60         1.36         0.76
 Less distributions:
    Dividends from net investment income           (0.48)          (0.77)       (0.77)       (0.78)       (0.90)       (0.77)
    Distributions from net realized gain on
    investments sold                               (0.08)          (0.01)       (0.01)          --           --           --
    Distributions from capital paid-in                --              --           --           --           --           --
    Total distributions                            (0.56)          (0.78)       (0.78)       (0.78)       (0.90)       (0.77)
 NAV, end of period                                $9.45           $9.73       $10.01        $9.83       $10.29       $10.28
 Total investment return at NAV(4) (%)              3.70(5)        11.53        11.52         6.24        14.46         7.58
 Total adjusted investment return at
 NAV(4,8) (%)                                       3.65(5)        11.47        11.29         6.23           --           --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)    170,030         161,163      144,756      133,778      164,347      197,032
 Ratio of expenses to average net assets (%)        1.24(6)         1.29         1.35         1.54         1.51         1.55
 Ratio of adjusted expenses to
 average net assets(9) (%)                          1.32(6)         1.35         1.58         1.55           --           --
 Ratio of net investment income (loss) to
 average net assets (%)                             7.94(6)         8.09         8.34         8.54         8.53         7.35
 Ratio of adjusted net investment income
 (loss) to average net assets(9) (%)                7.86(6)         8.03         8.11         8.53           --           --
 Portfolio turnover rate (%)                          83              79           45           63           62          140
 Fee reduction per share ($)                        0.01            0.01         0.02         0.01           --           --

-----------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                          10/93           10/94        10/95        10/96         5/97(2)         11/97(10)
-----------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                        $10.28          $10.88        $9.23       $10.00           $9.74         $9.56
 Net investment income (loss)                      0.66(3)         0.61         0.60         0.58(3)         0.33(3)       0.28(3)
 Net realized and unrealized gain (loss) on
 investments and financial futures contracts       0.61           (1.34)        0.77        (0.26)          (0.18)         0.31
 Total from investment operations                  1.27           (0.73)        1.37         0.32            0.15         (0.59)
 Less distributions:
    Dividends from net investment income          (0.66)          (0.61)       (0.60)       (0.58)          (0.32)        (0.28)
    Distributions from net realized gain on
    investments sold                              (0.01)          (0.31)          --           --              --            --
    Distributions from capital paid-in               --              --           --           --           (0.01)           --
    Total distributions                           (0.67)          (0.92)       (0.60)       (0.58)          (0.33)        (0.28)
 NAV, end of period                              $10.88           $9.23       $10.00        $9.74           $9.56         $9.87
 Total investment return at NAV(4) (%)            12.66           (7.05)       15.27         3.33            1.61(5)       6.28(5)
 Total adjusted investment return at
 NAV(4,8) (%)                                        --              --           --           --              --            --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)   244,133         196,899      130,824      112,228          96,349        88,940
 Ratio of expenses to average net assets (%)       1.51            1.64         1.72         1.82            1.86(6)       1.85(6)
 Ratio of adjusted expenses to
 average net assets(9) (%)                           --              --           --           --              --            --
 Ratio of net investment income (loss) to
 average net assets (%)                            6.23            6.19         6.24         5.91            5.99(6)       5.80(6)
 Ratio of adjusted net investment income
 (loss) to average net assets(9) (%)                 --              --           --           --              --            --
 Portfolio turnover rate (%)                        273             127           94          143              88            71
 Fee reduction per share ($)                         --              --           --           --              --            --

(1)   Class A shares commenced operations on January 3, 1992.
(2)   Effective May 31, 1997, the fiscal year end changed from October 31 to May
      31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6)   Annualized.
(7)   For the period April 1, 1987 to October 31, 1987.
(8) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(9)   Unreimbursed, without fee reduction.
(10)  Unaudited.


                                       SOVEREIGN U.S. GOVERNMENT INCOME FUND  13

Strategic Income Fund

REGISTRANT NAME:
JOHN HANCOCK STRATEGIC SERIES
                   TICKER SYMBOL    CLASS A: JHFIX  CLASS B: STIBX  CLASS C: N/A
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income. To pursue this goal, the fund invests primarily in three sectors:

o foreign government and corporate debt securities

o U.S. Government and agency securities

o junk bonds rated as low as CC/Ca and their unrated equivalents.

Under normal circumstances, the fund's assets will be invested in all three sectors. However, the weighting of assets among sectors will be adjusted to reflect current or anticipated market behavior, and the fund may invest up to 100% of assets in any sector.

PORTFOLIO SECURITIES

[Clip Art] The fund may invest in debt securities of all maturities and types, including bonds, debentures, notes, preferred stock, mortgage-backed and asset-backed securities and others. The fund may also invest up to 10% of net assets in U.S. or foreign equities.

For liquidity and flexibility, the fund may invest in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clip Art] Investors should expect fluctuations in share price, yield and total return that are above-average for bond funds. Typically, a rise in interest rates causes a decline in the market value of debt securities. The longer the fund's average weighted maturity, the more it is likely to be affected by a change in interest rates. To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page 27. Foreign securities carry additional risks, including currency, information, natural event and political risks. Issuers of junk bonds are typically in weak financial health, and their ability to pay interest and principal is uncertain, especially in an adverse economy. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Frederick L. Cavanaugh, Jr., leader of the fund's portfolio management team since 1986, is a senior vice president of the adviser. He joined John Hancock Funds in 1986 and has been in the investment business since 1973.

--------------------------------------------------------------------------------
INVESTOR EXPENSES


[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Because no Class C shares were issued or outstanding during the past year, Class C expenses are based on Class B expenses. Future expenses may be greater or less.


--------------------------------------------------------------------------------
 Shareholder transaction expenses             Class A     Class B     Class C
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 purchases (as a percentage of
 offering price)                              4.50%       none        none

 Maximum sales charge imposed on
 reinvested dividends                         none        none        none

 Maximum deferred sales charge                none(1)     5.00%       1.00%

 Redemption fee(2)                            none        none        none

 Exchange fee                                 none        none        none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                               0.43%       0.43%       0.43%

 12b-1 fee(3)                                 0.30%       1.00%       1.00%

 Other expenses                               0.27%       0.27%       0.27%

 Total fund operating expenses                1.00%       1.70%       1.70%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                     Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
 Class A shares                  $55         $75            $98      $162

 Class B shares

    Assuming redemption
    at end of period             $67         $84           $112      $182

    Assuming no redemption       $17         $54            $92      $182

 Class C shares

    Assuming redemption
    at end of period             $27         $54            $92      $201

    Assuming no redemption       $17         $54            $92      $201

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


14  STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented by a bar graph in the printed materials.]


Volatility, as indicated by Class A
year-by-year total investment return (%)  6.89  9.72  (7.36)  12.31  19.92  6.81  4.54  9.33  11.37   12.99    7.15(7,9)
(scale varies from fund to fund)                                                                                 six
                                                                                                                months


-----------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                             5/88         5/89         5/90         5/91         5/92
-----------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                       $9.71        $9.24        $8.98        $7.33        $7.20
 Net investment income (loss)                                        1.13         1.12         1.04         0.93         0.80
 Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and financial futures contracts      (0.47)       (0.26)       (1.65)       (0.13)        0.52
 Total from investment operations                                    0.66         0.86        (0.61)        0.80         1.32
 Less distributions:
    Dividends from net investment income                            (1.13)       (1.12)       (1.04)       (0.93)       (0.74)(2)
    Distributions in excess of net investment income                   --           --           --           --           --
    Distributions from capital paid-in                                 --           --           --           --           --
    Total distributions                                             (1.13)       (1.12)       (1.04)       (0.93)       (0.74)
 NAV, end of period                                                 $9.24        $8.98        $7.33        $7.20        $7.78
 Total investment return at NAV(3) (%)                               6.89         9.72        (7.36)       12.31        19.92
 Total adjusted investment return at NAV(3,4) (%)                    6.49         9.58        (7.45)          --           --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                      67,140       95,430       80,890       79,272      153,568
 Ratio of expenses to average net assets (%)                         1.09         1.33         1.53         1.75         1.69
 Ratio of adjusted expenses to average net assets(5) (%)             1.49         1.47         1.62           --           --
 Ratio of net investment income (loss) to
 average net assets (%)                                             12.07        12.28        12.60        13.46        10.64
 Ratio of adjusted net investment income (loss) to
 average net assets(5) (%)                                          11.67        12.14        12.51           --           --
 Portfolio turnover rate (%)                                           67          125           81           60           80
 Fee reduction per share ($)                                         0.04         0.01         0.01           --           --

------------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                              5/93         5/94         5/95         5/96            5/97
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                        $7.78        $7.55        $7.17        $7.15           $7.27
 Net investment income (loss)                                         0.71         0.68         0.64         0.66(1)         0.64(1)
 Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and financial futures contracts       (0.22)       (0.33)       (0.02)        0.12            0.27
 Total from investment operations                                     0.49         0.35         0.62         0.78            0.91
 Less distributions:
    Dividends from net investment income                             (0.72)       (0.58)       (0.55)       (0.66)          (0.64)
    Distributions in excess of net investment income                    --        (0.05)          --           --              --
    Distributions from capital paid-in                                  --        (0.10)       (0.09)          --              --
    Total distributions                                              (0.72)       (0.73)       (0.64)       (0.66)          (0.64)
 NAV, end of period                                                  $7.55        $7.17        $7.15        $7.27           $7.54
 Total investment return at NAV(3) (%)                                6.81         4.54         9.33        11.37           12.99
 Total adjusted investment return at NAV(3,4) (%)                       --           --           --           --              --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                      262,137      335,261      327,876      369,127         416,916
 Ratio of expenses to average net assets (%)                          1.58         1.32         1.09         1.03            1.00
 Ratio of adjusted expenses to average net assets(5) (%)                --           --           --           --              --
 Ratio of net investment income (loss) to
 average net assets (%)                                               9.63         8.71         9.24         9.13            8.61
 Ratio of adjusted net investment income (loss) to
 average net assets(5) (%)                                              --           --           --           --              --
 Portfolio turnover rate (%)                                            97           91           55           78             132
 Fee reduction per share ($)                                            --           --           --           --              --

------------------------------------------------------------------------------
 Class A - period ended:                                              11/97(9)
------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                         $7.54
 Net investment income (loss)                                          0.32(1)
 Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and financial futures contracts         0.21
 Total from investment operations                                      0.53
 Less distributions:
    Dividends from net investment income                              (0.32)
    Distributions in excess of net investment income                     --
    Distributions from capital paid-in                                   --
    Total distributions                                               (0.32)
 NAV, end of period                                                   $7.75
 Total investment return at NAV(3) (%)                                 7.15(7)
 Total adjusted investment return at NAV(3,4) (%)                        --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                       440,806
 Ratio of expenses to average net assets (%)                           0.94(8)
 Ratio of adjusted expenses to average net assets(5) (%)                 --
 Ratio of net investment income (loss) to
 average net assets (%)                                                8.32(8)
 Ratio of adjusted net investment income (loss) to
 average net assets(5) (%)                                               --
 Portfolio turnover rate (%)                                             69
 Fee reduction per share ($)                                             --

-----------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                               5/94(6)        5/95          5/96         5/97      11/97(9)
-----------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                                              $7.58         $7.17         $7.15        $7.27      $7.54
 Net investment income (loss)                                           0.40          0.60(1)       0.61(1)      0.59       0.29(1)
 Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and financial futures contracts         (0.41)        (0.02)         0.12         0.27       0.21
 Total from investment operations                                      (0.01)         0.58          0.73         0.86       0.51
 Less distributions:
    Dividends from net investment income                               (0.32)        (0.52)        (0.61)       (0.59)     (0.29)
    Distributions in excess of net investment income                   (0.03)           --            --           --         --
    Distributions from capital paid-in                                 (0.05)        (0.08)           --           --         --
    Total distributions                                                (0.40)        (0.60)        (0.61)       (0.59)     (0.30)
 NAV, end of period                                                    $7.17         $7.15         $7.27        $7.54      $7.75
 Total investment return at NAV(3) (%)                                 (0.22)(7)      8.58         10.61        12.21       6.78(7)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                         77,691       134,527       206,751      328,487    384,849
 Ratio of expenses to average net assets (%)                            1.91(8)       1.76          1.73         1.70       1.64(8)
 Ratio of net investment income (loss) to average net assets (%)        8.12(8)       8.55          8.42         7.90       7.60(8)
 Portfolio turnover rate (%)                                              91            55            78          132         69

(1)   Based on the average of the shares outstanding at the end of each month.
(2) The dividend policy of the fund was changed, effective August 1, 1991, from one that utilized daily dividend declarations to one that declares dividends monthly. Additionally, the dividend policy of the fund was changed, effective October 1, 1993, from one that declared dividends monthly to daily dividend declarations.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5)   Unreimbursed, without fee reduction.
(6)   Class B shares commenced operations on October 4, 1993.
(7)   Not annualized.
(8)   Annualized.
(9)   Unaudited.


                                                       STRATEGIC INCOME FUND  15

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


All John Hancock income funds offer two classes of shares, Class A and Class B. In addition, Class C shares are available for High Yield Bond Fund and Strategic Income Fund. Each class has its own cost structure as outlined below, allowing you to choose the one that best meets your requirements. For more details, see "How sales charges are calculated." Your financial representative can help you decide which share class is best for you.


--------------------------------------------------------------------------------
 Class A - for all funds
--------------------------------------------------------------------------------


  o Front-end sales charges. There are several ways to reduce these charges, described under "Sales charge reductions and waivers" on the following page.


  o Lower annual expenses than Class B and Class C shares.

--------------------------------------------------------------------------------
 Class B - for all funds
--------------------------------------------------------------------------------

  o No front-end sales charge; all your money goes to work for you right away.

  o Higher annual expenses than Class A shares.

  o A contingent deferred sales charge that declines from 3% over four years for Intermediate Maturity Government Fund, and from 5% over 6 years for all other income funds.


  o Automatic conversion to Class A shares after five years for Intermediate Maturity Government Fund and after eight years for all other income funds, thus reducing future annual expenses.

--------------------------------------------------------------------------------
 Class C - for selected funds
--------------------------------------------------------------------------------


Applies to High Yield Bond Fund and Strategic Income Fund.


  o No front-end sales charge; all your money goes to work for you right away.

  o Higher annual expenses than Class A shares.

  o A 1% contingent deferred sales charge on shares sold within one year of purchase.

  o No automatic conversion to Class A shares, so the fund's annual expenses continue at the same level throughout the life of your investment.

For actual past expenses of Class A and Class B shares, see the fund-by-fund information earlier in this prospectus.

It is presently the policy of Signature Services not to accept any order of $100,000 or more for Class B shares or any order of $1 million or more for Class C shares. In these circumstances it would be more beneficial for the investor to purchase Class A shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Use the table below to find out which group the fund is in, then consult the sales charge information for that group.

--------------------------------------------------------------------------------
 Group 1                             Group 2
--------------------------------------------------------------------------------

o Intermediate Maturity              o Government Income
  Government
                                     o High Yield Bond

                                     o Sovereign Bond

                                     o Sovereign U.S. Government Income

                                     o Strategic Income

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
 Class A sales charges - Group 1
--------------------------------------------------------------------------------
                                      As a % of            As a % of your
 Your investment                      offering price       investment

 Up to $99,999                        3.00%                3.09%

 $100,000 - $499,999                  2.50%                2.56%

 $500,000 - $999,999                  2.00%                2.04%

 $1,000,000 and over                  See below

--------------------------------------------------------------------------------
 Class A sales charges - Group 2
--------------------------------------------------------------------------------
                                      As a % of            As a % of your
 Your investment                      offering price       investment

 Up to $99,999                        4.50%                4.71%

 $100,000 - $249,999                  3.75%                3.90%

 $250,000 - $499,999                  2.75%                2.83%

 $500,000 - $999,999                  2.00%                2.04%

 $1,000,000 and over                  See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
 CDSC on $1 million+ investments (Groups 1 and 2)
--------------------------------------------------------------------------------
 Your investment                            CDSC on shares being sold

 First $1M - $4,999,999                     1.00%

 Next $1 - $5M above that                   0.50%

 Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


16  YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the
CDSC:

--------------------------------------------------------------------------------
 Class B deferred charges
--------------------------------------------------------------------------------
 Years after                CDSC on Group 1             CDSC on Group 2
 purchase                   shares being sold           shares being sold

 1st year                   3.00%                       5.00%

 2nd year                   2.00%                       4.00%

 3rd year                   2.00%                       3.00%

 4th year                   1.00%                       3.00%

 5th year                   None                        2.00%

 6th year                   None                        1.00%

 After 6 years              None                        None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

Class C Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% on shares you sell within one year of purchase. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC calculations are based on the number of shares involved, not on the value of your account. Each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC.

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.


o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.


o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.


To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options or consult the SAI (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o to make payments through certain systematic withdrawal plans

o to make certain distributions from a retirement plan

o because of shareholder death or disability


o to purchase a John Hancock Declaration annuity


To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.


                                                                YOUR ACCOUNT  17

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:


o selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o certain insurance company contract holders (one-year CDSC usually applies)

o participants in certain retirement plans with at least 100 eligible employees(one-year CDSC applies)


To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI.

--------------------------------------------------------------------------------

OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

  o non-retirement account: $1,000

  o retirement account: $250

  o group investments: $250

  o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

  o fee-based clients of selling brokers who placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


18  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account                 Adding to an account

By check

[Clip art]     o Make out a check for the         o Make out a check for the
                 investment amount, payable to      investment amount payable
                 "John Hancock Signature            to "John Hancock Signature
                 Services, Inc."                    Services, Inc."

               o Deliver the check and your       o Fill out the detachable
                 completed application to your      investment slip from an
                 financial representative, or       account statement. If no
                 mail to Signature Services         slip is available, include
                 (address below).                   a note specifying the fund
                                                    name, your share class,
                                                    your account number and
                                                    the name(s) in which the
                                                    account is registered.

                                                  o Deliver the check and your
                                                    investment slip or note to
                                                    your financial
                                                    representative, or mail
                                                    to Signature Services
                                                    (address below).

By exchange

[Clip art]     o Call your financial              o Call your financial
                 representative or Signature        representative or Signature
                 Services to request an             Services to request an
                 exchange.                          exchange.

By wire

[Clip art]     o Deliver your completed           o Instruct your bank to wire
                 application to your financial      the amount of your
                 representative, or mail            investment to:
                 it to Signature Services.          First Signature Bank & Trust
                                                    Account # 900000260
               o Obtain your account number         Routing # 211475000
                 by calling your financial          Specify the fund name, your
                 representative or                  share class, your account
                 Signature Services.                number and the name(s)
                                                    in which the account is
               o Instruct your bank to wire         registered. Your bank may
                 the amount of your investment      charge a fee to wire funds.
                 to:
                 First Signature Bank & Trust
                 Account # 900000260
                 Routing # 211475000
                 Specify the fund name, your
                 choice of share class, the new
                 account number and the name(s)
                 in which the account is
                 registered. Your bank may charge
                 a fee to wire funds.

By phone

[Clip art]     See "By wire" and "By exchange."  o Verify that your bank or credit union is a member of
                                                   the Automated Clearing
                                                   House (ACH) system.

                                                 o Complete the "Invest-By-
                                                   Phone" and "Bank
                                                   Information" sections on
                                                   your account application.

                                                 o Call Signature Services to
                                                   verify that these features
                                                   are in place on your account.

                                                 o Tell the Signature Services
                                                   representative the fund name,
                                                   your share class, your
                                                   account number, the name(s)
                                                   in which the account is
                                                   registered and the amount
                                                   of your investment.

----------------------------------------

Address
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000

Phone number
1-800-225-5291

Or contact your financial representative for instructions and assistance.

----------------------------------------


To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."



                                                               YOUR ACCOUNT   19

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
           Designed for                       To sell some or all of your shares

By letter

[Clip art] o Accounts of any type.            o Write a letter of instruction
                                                or complete a stock power
           o Sales of any amount.               indicating the fund name, your
                                                share class, your account
                                                number, the name(s) in which
                                                the account is registered and
                                                the dollar value or number of
                                                shares you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may
                                                be required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By phone

[Clip art] o Most accounts.                   o For automated service 24 hours
                                                a day using your touch-tone
           o Sales of up to $100,000.           phone, call the EASI-Line at
                                                1-800-338-8080.

                                              o To place your order with a
                                                representative at John Hancock
                                                Funds, call Signature Services
                                                between 8 A.M. and 4 P.M.
                                                Eastern Time on most business
                                                days.

By wire or electronic funds transfer (EFT)

[Clip art] o Requests by letter to            o Fill out the "Telephone
             sell any amount (accounts          Redemption" section of your
             of any type).                      new account application.

           o Requests by phone to sell        o To verify that the telephone
             up to $100,000 (accounts           redemption privilege is in
             with telephone redemption          place on an account, or to
             privileges).                       request the forms to add it
                                                to an existing account, call
                                                Signature Services.

                                              o Amounts of $1,000 or more will
                                                be wired on the next business
                                                day. A $4 fee will be deducted
                                                from your account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by check.
                                                Funds from EFT transactions
                                                are generally available by
                                                the second business day.
                                                Your bank may charge a fee
                                                for this service.

By exchange

[Clip art] o Accounts of any type.            o Obtain a current prospectus for
                                                the fund into which you are
           o Sales of any amount.               exchanging by calling your
                                                financial representative or
                                                Signature Services.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

By check

[Clip art] o Government Income, Intermediate  o Request checkwriting on your
             Maturity Government, Sovereign     account application.
             U.S. Government Income and
             Strategic Income Funds only.     o Verify that the shares to be
                                                sold were purchased more
           o Any account with                   than 10 days earlier or were
             checkwriting privileges.           purchased by wire.

           o Sales of over $100.              o Write a check for any amount
                                                over $100.



                                       ----------------------------------------

                                       Address
                                       John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA  02217-1000

                                       Phone number
                                       1-800-225-5291

                                       Or contact your financial representative for instructions and assistance.

                                       ----------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."


20  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)


The signature guarantee must be from a member of the Signature Guarantee Medallion Program (generally, a broker or securities dealer). We may refuse any other source. A notary public CANNOT provide a signature guarantee.


--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
                                                                      [Clip art]
--------------------------------------------------------------------------------

Owners of individual, joint,            o Letter of instruction.
sole proprietorship, UGMA/UTMA          o On the letter, the signatures and
(custodial accounts for minors)           titles of all persons authorized to
or general partner accounts.              sign for the account, exactly as
                                          the account is registered.
                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate or                  o Letter of instruction.
association accounts.                   o Corporate resolution, certified
                                          within the past twelve months.
                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.
                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust accounts.   o Letter of instruction.
                                        o On the letter, the signature(s) of
                                          the trustee(s).
                                        o If the names of all trustees are
                                          not registered on the account,
                                          please also provide a copy of the
                                          trust document certified within the
                                          past twelve months.
                                        o Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders whose        o Letter of instruction signed by
co-tenants are deceased.                  surviving tenant.
                                        o Copy of death certificate.
                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.
                                        o Copy of order appointing executor.
                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.


                                                               YOUR ACCOUNT   21

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o after any changes of name or address of the registered owner(s)

o in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Short- and long-term capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.


22  YOUR ACCOUNT

Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. if you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, signature services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of retirement plans, including Traditional and Roth IRAs, SIMPLE IRAs, SIMPLE 401(k)s, SEPs, 401(k)s, money purchase pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



                                                                YOUR ACCOUNT  23

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

How the funds are organized Each John Hancock income fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock income funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                             Boston, MA 02217-1000

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodian

                           Investors Bank & Trust Co.
                              200 Clarendon Street
                                Boston, MA 02116

                       Hold the funds' assets, settles all
                      portfolio trades and collect most of
                         the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                                                                         Asset
                                                                      management

                      ------------------------------------
                                    Trustees

                        Supervise the funds' activities.
                      ------------------------------------


24  FUND DETAILS

Accounting compensation The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

Portfolio trades In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

Investment goals Except for Government Income Fund, High Yield Bond Fund and Intermediate Maturity Government Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.

Diversification All of the income funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares.
These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation that authorizes annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B and Class C shares, interest expenses.

--------------------------------------------------------------------------------
 Class B unreimbursed distribution expenses(1)
--------------------------------------------------------------------------------

                                      Unreimbursed             As a % of
Fund                                  expenses                 net assets

Government Income                     $  10,894,166            6.53%

High Yield Bond                       $   8,666,437            2.80%

Intermediate Maturity Gov.            $     402,344            6.06%

Sovereign Bond                        $   3,985,198            3.07%

Sovereign U.S. Gov. Income            $   5,738,472            5.53%

Strategic Income                      $   5,664,567            2.11%

(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.


Class C shares Class C shares began operations during the 1997 fiscal year. Therefore, there are no unreimbursed expenses to report.


Initial compensation Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

Annual compensation Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


                                                                FUND DETAILS  25

-----------------------------------------------------------------------------------------------------------------------------------
 Class A investments
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Maximum
                                        Sales charge            reallowance            First year             Maximum
                                        paid by investors       or commission          service fee            total compensation(1)
                                        (% of offering price)   (% of offering price)  (% of net investment)  (% of offering price)

 Group 1 funds

 Up to $99,999                          3.00%                   2.26%                  0.25%                  2.50%

 $100,000 - $499,999                    2.50%                   2.01%                  0.25%                  2.25%

 $500,000 - $999,999                    2.00%                   1.51%                  0.25%                  1.75%

 Group 2 funds

 Up to $99,999                          4.50%                   3.76%                  0.25%                  4.00%

 $100,000 - $249,999                    3.75%                   3.01%                  0.25%                  3.25%

 $250,000 - $499,999                    2.75%                   2.06%                  0.25%                  2.30%

 $500,000 - $999,999                    2.00%                   1.51%                  0.25%                  1.75%

 Regular investments of $1
 million or more (Groups 1 and 2)

 First $1M - $4,999,999                   --                    0.75%                  0.25%                  1.00%

 Next $1 - $5M above that                 --                    0.25%                  0.25%                  0.50%

 Next $1 or more above that               --                    0.00%                  0.25%                  0.25%

 Waiver investments(2)                    --                    0.00%                  0.25%                  0.25%

-----------------------------------------------------------------------------------------------------------------------------------
 Class B investments
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Maximum
                                                                reallowance            First year             Maximum
                                                                or commission          service fee            total compensation
                                                                (% of offering price)  (% of net investment)  (% of offering price)

 Group 1 funds

 All amounts                                                    2.25%                  0.25%                  2.50%

 Group 2 funds

 All amounts                                                    3.75%                  0.25%                  4.00%

-----------------------------------------------------------------------------------------------------------------------------------
 Class C investments
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Maximum
                                                                reallowance            First year             Maximum
                                                                or commission          service fee            total compensation
                                                                (% of offering price)  (% of net investment)  (% of offering price)

 All amounts                                                    0.75%                  0.25%                  1.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


26  FUND DETAILS

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that a John Hancock income fund will earn income or show a positive total return over any period of time -- days, months or years.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


Year 2000 risk The risk that the funds' operations could be disrupted by year 2000-related computer system problems. Although the adviser and the funds' service providers are taking steps to address this issue, there may still be some risk of adverse effects. Common to all mutual funds.



                                                                FUND DETAILS  27

--------------------------------------------------------------------------------
 Higher-risk securities and practices
--------------------------------------------------------------------------------

This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semiannual reports.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
*  No policy limitation on usage; fund may be using currently
o  Permitted, but has not typically been used
-- Not permitted

                                                                                                           Sovereign
                                                                                                           U.S.
                                                       Government  High Yield  Intermediate    Sovereign   Gov't      Strategic
                                                       Income      Bond        Maturity Gov't  Bond        Income     Income
------------------------------------------------------------------------------------------------------------------------------------
Investment practices
Borrowing; reverse repurchase agreements
The borrowing of money from banks or
through reverse repurchase agreements.
Leverage, credit risks.                                33.3        33.3        33.3            33.3        33.3       33

Covered mortgage dollar roll
transactions The sale of mortgage-backed
securities with the commitment to buy
back similar securities at a future
date. Credit, interest rate, leverage,
market, opportunity risks.                                *           *           *               *           *        *

Repurchase agreements The purchase of a
security that must later be sold back to
the issuer at the same price plus
interest. Credit risk.                                    *           *           *               *           *        *

Securities lending The lending of
securities to financial institutions,
which provide cash or government
securities as collateral. Credit risk.                   30          30        33.3            33.3          30      33.3

Short-term trading Selling a security
soon after purchase. A portfolio
engaging in short-term trading will have
higher turnover and transaction
expenses. Market risk.                                    *           *           *               *           *        *

When-issued securities and forward
commitments The purchase or sale of
securities for delivery at a future
date; market value may change before
delivery. Market, opportunity, leverage
risks.                                                    *           *           *               *           *        *

-----------------------------------------------------------------------------------------------------------------------------------
Conventional securities

Brady bonds Dollar-denominated
securities issued to refinance foreign
government bank loans and other debt.
Credit, interest rate, market, political
risks.                                                   10        o(1)         --              25          --       o(1)

Foreign debt securities Debt securities
issued by foreign governments or
companies. Credit, currency, interest
rate, market, political risks.                           20        *(1)         --              25          --       *(1)

In-kind, delayed and zero coupon debt
securities Securities offering non-cash
or delayed-cash payment. Their prices
are typically more volatile than those
of conventional debt securities. Credit,
interest rate, market risks.                              *           *           *               *           *        *

Restricted and illiquid securities
Securities not traded on the open
market. May include illiquid Rule 144A
securities. Liquidity, valuation, market
risks.                                                   10          10          15              15          15       15

-----------------------------------------------------------------------------------------------------------------------------------
Unleveraged derivative securities

Asset-backed securities Securities
backed by unsecured debt, such as credit
card debt; these securities are often
guaranteed or over-collateralized to
enhance their credit quality. Credit,
interest rate risks.                                     20           *          20               *          35        *


Mortgage-backed securities Securities
backed by pools of mortgages, including
passthrough certificates, PACs, TACs and
other senior classes of collateralized
mortgage obligations (CMOs). Credit,
extension, prepayment, liquidity,
interest rate risks.                                      *           *           *               *           *        *


Participation interests Securities
representing an interest in another
security or in bank loans. Credit,
interest rate, liquidity, valuation
risks.                                                   --        10(2)         --            15(2)         --     15(2)

Rights and warrants Securities offering
the right, or involving the promise, to
buy or sell certain securities at a
future date. Market risk.                                 5           5           5               5          --        5


(1) No more than 25% of the fund's assets will be invested in government securities of any one foreign country.
(2) Part of the 10% or 15% limitation on illiquid securities.


28  FUND DETAILS

--------------------------------------------------------------------------------
 Higher-risk securities and practices (cont'd)
--------------------------------------------------------------------------------

                                                                                                           Sovereign
                                                                                                           U.S.
                                                       Government  High Yield  Intermediate    Sovereign   Gov't      Strategic
                                                       Income      Bond        Maturity Gov't  Bond        Income     Income
------------------------------------------------------------------------------------------------------------------------------------

Leveraged derivative securities
Currency contracts Contracts involving
the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

o Hedged. Currency, hedged leverage,
  correlation, liquidity, opportunity
  risks.                                                 --           *          --              --          --        *
o Speculative. Currency, speculative
  leverage, liquidity risks.                             --          --          --              --          --        o

Financial futures and options;
securities and index options Contracts
involving the right or obligation to
deliver or receive assets or money
depending on the performance of one or
more assets or an economic index.

o Futures and related options. Interest
  rate, currency, market, hedged or
  speculative leverage, correlation,
  liquidity, opportunity risks.                           *           *          --               *           *        *
o Options on securities and indices.
  Interest rate, currency, market,
  hedged or speculative leverage,
  correlation, liquidity, credit,
  opportunity risks.                                      *           *          --               o           *        o

Structured securities Indexed and/or
  leveraged mortgage-backed and other
  debt securities, including
  principal-only and interest-only
  securities, leveraged floating rate
  securities, and others. These
  securities tend to be highly sensitive
  to interest rate movements and their
  performance may not correlate to such
  movements in a conventional fashion.
  Credit, interest rate, extension,
  prepayment, market, speculative
  leverage, liquidity, valuation risks.                   *           *           *               *           *        *

Swaps, caps, floors, collars OTC
contracts involving the right or
obligation to receive or make payments
based on two different income streams.
Correlation, credit, currency,
interest rate, hedged or speculative
leverage, liquidity, valuation risks.                     o           o           o               o           o        o

--------------------------------------------------------------------------------
 Analysis of funds with 5% or more in junk bonds(1)
--------------------------------------------------------------------------------

                Quality rating
                (S&P/Moody's)(2)   High Yield Bond Fund    Sovereign Bond Fund     Strategic Income Fund
--------------------------------------------------------------------------------------------------------
Investment-     AAA/Aaa            2.1%                    31.4%                   26.1%
Grade           AA/Aa              0.3%                     8.6%                    7.0%
Bonds           A/A                0.1%                    19.3%                    0.0%
                BBB/Baa            0.2%                    13.1%                    3.3%
--------------------------------------------------------------------------------------------------------
Junk            BB/Ba              8.2%                    14.0%                   12.2%
Bonds           B/B               67.2%                     8.4%                   40.8%
                CCC/Caa            6.3%                     0.0%                    1.6%
                CC/Ca              0.0%                     0.0%                    0.0%
                C/C                0.0%                     0.0%                    0.0%
                D                  0.2%                     0.0%                    0.3%




                % of
                portfolio
                in bonds          84.6%                    94.8%                   91.3%

o Rated by Standard & Poor's or Moody's    Rated by the adviser

(1) Average weighted quality distribution for the most recent fiscal year.
(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.


                                                                FUND DETAILS  29

For more information

--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock income funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual/semiannual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus). You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information.

To request a free copy of the current annual/semiannual report or the SAI, please write or call:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713

Internet: www.jhancock.com/funds


[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts 02199-7603

[LOGO] John Hancock (R)                        (C) 1996 John Hancock Funds, Inc.
                                                                      INCPN 5/98

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                             Government Income Fund

                                  MAY 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                 ----------------------------------------------
                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072
                 ----------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same, even with the recent increase in volatility caused by tremors from Asia. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

      This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]
--------------------------------------------------------------------------------

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     BY BARRY EVANS, CFA, PORTFOLIO MANAGER

                                  John Hancock
                             Government Income Fund

                     U.S. bond market takes breather in '98,
                              after rallying in '97

Over the past year, most of the action in the U.S. bond market came during the summer and fall of 1997, when bonds rallied as inflation remained low even though economic growth was strong. The Asian financial crisis added further momentum, sending investors fleeing to safe havens like U.S. Treasuries and setting off global deflation (or falling prices) that helped eliminate lingering inflation fears here. As bond prices rose, yields on 30-year Treasuries fell from 6.90% on May 31, 1997, to 5.93% by year end. But by mid-January the rally was over. For the rest of the winter and spring, bond yields stayed in a narrow range, buffeted back and forth by the opposing forces of global deflation and strong domestic economic growth. Yields on 30-year Treasuries hovered between 6.12% and 5.69%.

      As conditions changed, so did the market leaders. During the rally in 1997, Treasuries were the best place to be since they are the most sensitive to changes in interest rates. Longer-term Treasuries, whose yields reflect inflation expectations, did especially well. All that changed, however, in January. With bond prices staying relatively stable, the biggest gainers were spread securities -- like mortgage bonds and U.S. government agency bonds -- that offer a slight yield advantage over Treasuries. For the year ended May 31, 1998, the Lehman Brothers Treasury Composite Index returned 11.29%, compared to 9.68% for the Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index. Outside the United States,

"...most of the action in the U.S. bond market came during the summer and fall of 1997..."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Fund management team members (l-r): Seth Robbins, Dawn Baillie and
Barry Evans.]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Government Income Fund

"We benefited from a sizable stake in 10-year and 30-year Treasuries..."

--------------------------------------------------------------------------------
["Pie chart with the heading "Portfolio Diversification" at the top left hand column. The chart is divided into 5 sections. Going from top left to right; Multi-Family Mortgage-Backed Bonds 2%; Short-Term & Other 2%; U.S. Treasuries 38%; U.S. Government Agencies 47%; Foreign Governments 11%; Footnote below states "As a percentage of net assets on May 31, 1998."]
--------------------------------------------------------------------------------

bonds had more of a bumpy ride. Foreign government bonds, which had tumbled following the Asian crisis, recovered in early 1998. But in late spring, signs of increasing credit problems in Asia and a decline in U.S. exports to the region caused them to retreat again.

      John Hancock Government Income Fund weathered these changes well. For the year ended May 31, 1998, the Fund's Class A and Class B shares had total returns of 10.82% and 10.01%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. By comparison, the average general U.S. government income fund returned 10.46%, according to Lipper Analytical Services, Inc.1 For longer-term performance information, please see pages six and seven.

Fine-tuning asset allocation

The Fund picked up a little ground in several different places. We benefited from a sizable stake in 10-year and 30-year Treasuries, which outperformed spread securities early on, as well as shorter-maturity Treasuries throughout the period. We also had a slightly longer duration than our peers. Duration measures how sensitive a bond's price is to changes in interest rates. The longer a bond's duration, the more its price will rise as interest rates fall -- or fall as interest rates rise. As interest rates came down in 1997, the Fund's longer duration gave it more opportunity for price gains. The Fund's duration, which began the period at five years, stayed around 5.4 years for most of the period. Finally, we picked up some extra yield in 1998 by increasing our stakes in bonds issued by U.S. government agencies and foreign governments.

      Among the U.S. government agencies we owned were mortgage-backed securities. We boosted our stake in mortgage bonds to 37%, up from 33% at the end of November. Our main focus was GNMAs with 7.5% and 7% coupons (or stated interest rates). We pruned our stake in mortgage bonds with coupons of 8% or higher as interest rates fell and prepayment concerns mounted during December and early January. Prepayments occur when homeowners pay off their existing mortgage loans before their due dates and refinance at lower prevailing rates. We held onto our 11% stake in short-term and long-term collateralized mortgage obligations, known as CMOs, which carried less prepayment risk than our traditional mortgage securities. CMOs separate the cash flows of mortgage pools into various classes with different maturities. Our stake in bonds issued by other U.S. government agencies also held relatively steady at 10% of net assets.

      In the foreign government sector, our timing worked out well. We had pared back on foreign government bonds shortly before the Asian crisis. Then, in 1998, we rebuilt our stake by buying on weakness. Our main addition was to

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended May 31, 1998." The chart is scaled in increments of 2% with the 12% at the top and 0% at the bottom. The first represents the 10.82% total return for John Hancock Government Income Fund Class A. The second represents the 10.01% total return for John Hancock Government Income Fund : Class B. The third represents the 10.46% total return for Average general U.S. government income fund. A Footnote below reads " The total return for John Hancock Government Income Fund are at net asset value with all distributions reinvested. The average U.S. government income fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

our existing investment in bonds issued by Hydro-Quebec, the largest electric utility in the Americas. As Quebec secession concerns again resurfaced, prices on bonds backed by the province fell and yields rose. Since our purchase, fears have abated and prices have again risen.

A look ahead

We believe there are two possible scenarios ahead. If the Asian situation continues to deteriorate, we expect the U.S. economy to slow, interest rates to fall and bond prices to rally. If Asia's problems begin to fade and U.S. wage pressures accelerate, we expect a rise in short-term interest rates. To determine which direction we're headed, we'll be closely watching the Asian banking system, commodity prices, U.S. wages and corporate earnings growth. Although it's hard to know what the outcome will be, the first scenario currently seems most likely. Just recently, we've seen Japanese banks acknowledging worse non-performing loans, more credit strains from Asian companies and a noticeable decline in U.S. exports to the Pacific rim.

      We're cautiously optimistic about the bond market's prospects in the next six months. If Asia's problems continue to multiply, bond investors will start anticipating a slowdown in the economy. Once this happens, we expect interest rates to move modestly lower and U.S. bond prices to rally. To position the Fund for this possibility, we've already lengthened duration slightly to 5.6 years by selling some of our shorter-maturity Treasuries and buying more 10-year and 30-year Treasuries. If a rally looks increasingly likely, we may increase duration a bit more. Overall, we expect few dramatic changes in the bond market. As long as the market continues to remain stable, we'll keep or build our stake in mortgage and foreign government bonds to take advantage of the extra yield they offer.

"Overall, we expect few dramatic changes in the bond market."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Government Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998
                                                         SINCE
                                             ONE       INCEPTION
                                            YEAR       (9/30/94)
                                            ----       ---------
Cumulative Total Returns                    6.80%        28.36%
Average Annual Total Returns                6.80%         7.40%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                           ONE         FIVE          TEN
                                          YEAR         YEARS        YEARS
                                          ----         -----        -----
Cumulative Total Returns                  6.01%        27.92%       99.15%
Average Annual Total Returns              6.01%         5.05%        7.13%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of May 31, 1998
                                                                SEC 30-DAY
                                                                   YIELD
                                                                   -----
John Hancock Government Income Fund: Class A                       5.21%
John Hancock Government Income Fund: Class B                       4.69%

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Government Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Treasury Composite Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Government Income Fund
Class A shares

Line chart with the heading Government Income Fund Class A representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Brothers Treasury Composite Index and is equal to $13,767 as of May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on September 30, 1994, before sales charge, and is equal to $13,627 as of May 31, 1998. The third line represents the Government Income Fund, after sales charge and is equal to $13,014 as of May 31, 1998.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Government Income Fund
Class B shares

Line chart with the heading Government Income Fund Class B representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Lehman Brothers Treasury Composite Index and is equal to $23,649 as May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on February 23, 1988, and is equal to $20,491 as of May 31, 1998.
--------------------------------------------------------------------------------

* No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
    U.S. government and agencies securities
      (cost - $382,366,660) ................................       $390,364,116
    Foreign government bonds (cost - $48,512,640) ..........         50,403,508
    Multi-family mortgage-backed bonds
      (cost - $9,155,734) ..................................          9,294,018
    Joint repurchase agreement (cost - $331,000) ...........            331,000
                                                                  -------------
                                                                    450,392,642
  Receivable for investments sold ..........................          2,000,000
  Interest receivable ......................................          5,716,511
  Receivable for variation margin - Note A .................              9,594
  Other assets .............................................            169,881
                                                                  -------------
                       Total Assets ........................        458,288,628
                       --------------------------------------------------------
Liabilities:
  Payable for shares repurchased ...........................            142,886
  Dividend payable .........................................            187,921
  Payable to John Hancock Advisers, Inc. and
    affiliates - Note B ....................................            417,195
  Accounts payable and accrued expenses ....................            138,542
                                                                  -------------
                       Total Liabilities ...................            886,544
                       --------------------------------------------------------
Net Assets:
  Capital paid-in ..........................................        466,992,440
  Accumulated net realized loss on investments .............        (19,511,299)
  Net unrealized appreciation of investments ...............         10,016,602
  Distributions in excess of net investment income .........            (95,659)
                                                                  -------------
                       Net Assets ..........................       $457,402,084
                       ========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
    beneficial interest outstanding -
    unlimited number of shares authorized
    with no par value)
  Class A - $339,572,173/36,721,182 ........................              $9.25
  =============================================================================
  Class B - $117,829,911/12,742,073 ........................              $9.25
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($9.25 x 104.71%) ..............................              $9.69
  =============================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 1998
--------------------------------------------------------------------------------
Investment Income:
  Interest ....................................................     $39,112,329
  Dividends (net of foreign withholding taxes of $25,949) .....           6,205
                                                                   ------------
                                                                     39,118,534
                                                                   ------------
  Expenses:
    Investment management fee - Note B ........................       3,155,183
    Distribution and service fee - Note B
      Class A .................................................         882,463
      Class B .................................................       1,428,604
    Transfer agent fee - Note B ...............................         720,458
    Custodian fee .............................................         113,125
    Financial services fee - Note B ...........................          88,284
    Trustees' fees ............................................          43,338
    Auditing fee ..............................................          39,667
    Registration and filing fees ..............................          29,962
    Printing ..................................................          22,478
    Legal fees ................................................           5,934
    Miscellaneous .............................................           1,377
                                                                   ------------
                       Total Expenses .........................       6,530,873
                       --------------------------------------------------------
                       Net Investment Income ..................      32,587,661
                       --------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Future Contracts:
  Net realized gain on investments sold .......................       2,984,658
  Net realized loss on financial futures contracts ............      (1,300,470)
  Change in net unrealized appreciation/depreciation
    of investments ............................................      16,089,104
  Change in net unrealized appreciation/depreciation
    of financial futures contracts ............................         204,281
                                                                   ------------
                       Net Realized and Unrealized
                       Loss on Investments and
                       Financial Futures Contracts ............      17,977,573
                       --------------------------------------------------------
                       Net Increase in Net Assets
                       Resulting from Operations ..............     $50,565,234
                       ========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              PERIOD FROM
                                                                          YEAR ENDED      NOVEMBER 1, 1996 TO     YEAR ENDED
                                                                       OCTOBER 31, 1996     MAY 31, 1997(1)      MAY 31, 1998
                                                                       ----------------     ---------------      ------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .............................................     $43,226,352          $21,630,521        $32,587,661
   Net realized gain (loss) on investments sold
      and financial futures contracts ................................      (3,061,217)           1,636,094          1,684,188
   Change in net unrealized appreciation/depreciation
      of investments and financial futures contracts .................     (14,982,333)         (10,617,602)        16,293,385
                                                                         -------------        -------------      -------------
      Net Increase in Net Assets Resulting from Operations ...........      25,182,802           12,649,013         50,565,234
                                                                         -------------        -------------      -------------
Distributions to Shareholders:
   Dividends from net investment income
      Class A - ($0.6475, $0.3686 and $0.6201 per share, respectively)     (30,301,964)         (15,469,416)       (23,933,295)
      Class B - ($0.5817, $0.3301 and $0.5522 per share, respectively)     (12,924,388)          (6,102,517)        (8,694,560)
   Distributions in excess of net investment income
      Class A - ($0.0006, none and none per share, respectively) .....         (24,790)                  --                 --
      Class B - ($0.0003, none and none per share, respectively) .....          (6,308)                  --                 --
                                                                         -------------        -------------      -------------
      Total Distributions to Shareholders ............................     (43,257,450)         (21,571,933)       (32,627,855)
                                                                         -------------        -------------      -------------
From Fund Share Transactions - Net:* .................................    (105,001,453)         (52,375,680)       (73,683,952)
                                                                         -------------        -------------      -------------
Net Assets:
   Beginning of period ...............................................     697,523,358          574,447,257        513,148,657
                                                                         -------------        -------------      -------------
   End of period (distributions in excess of net investment income of
      $9,046, $56,331 and $95,659, respectively) .....................    $574,447,257         $513,148,657       $457,402,084
                                                                         =============        =============      =============

* Analysis of Fund Share Transactions:

                                                                              PERIOD FROM
                                                YEAR ENDED                 NOVEMBER 1, 1996 TO                  YEAR ENDED
                                             OCTOBER 31, 1996                MAY 31, 1997(1)                   MAY 31, 1998
                                       ----------------------------    ----------------------------    ----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
                                       ------------    ------------    ------------    ------------    ------------    ------------
CLASS A
   Shares sold .....................      2,410,470     $21,862,541         917,678      $8,339,272       3,514,206     $32,316,797
   Shares issued to shareholders in
      reinvestment of distributions       1,608,652      14,641,736         843,678       7,579,076       1,297,997      11,906,095
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                          4,019,122      36,504,277       1,761,356      15,918,348       4,812,203      44,222,892
   Less shares repurchased .........    (10,824,321)    (98,756,948)     (5,149,479)    (46,344,996)     (8,394,226)    (77,025,351)
                                       ============    ============    ============    ============    ============    ============
   Net decrease ....................     (6,805,199)   ($62,252,671)     (3,388,123)   ($30,426,648)     (3,582,023)   ($32,802,459)
                                       ============    ============    ============    ============    ============    ============
CLASS B
   Shares sold .....................      1,969,851     $18,166,729       1,548,490     $13,820,117       1,846,293     $16,924,452
   Shares issued to shareholders in
      reinvestment of distributions         734,239       6,692,313         361,894       3,251,553         505,095       4,632,894
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                          2,704,090      24,859,042       1,910,384      17,071,670       2,351,388      21,557,346
   Less shares repurchased .........     (7,418,441)    (67,607,824)     (4,353,270)    (39,020,702)     (6,793,426)    (62,438,839)
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Net decrease ....................     (4,714,351)   ($42,748,782)     (2,442,886)   ($21,949,032)     (4,442,038)   ($40,881,493)
                                       ============    ============    ============    ============    ============    ============

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                          PERIOD FROM
                                                       SEPTEMBER 30, 1994
                                                        (COMMENCEMENT OF    YEAR ENDED OCTOBER 31,      PERIOD FROM     YEAR ENDED
                                                         OPERATIONS) TO     ----------------------    NOVEMBER 1, 1996    MAY 31,
                                                        OCTOBER 31, 1994     1995(1)        1996     TO MAY 31, 1997(7)    1998
                                                        ----------------    --------      --------   ------------------  ---------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..................    $8.85             $8.75         $9.32           $9.07          $8.93
                                                             -----          --------      --------        --------       --------
  Net Investment Income .................................     0.06              0.72          0.65(5)         0.37(5)        0.62(5)
  Net Realized and Unrealized Gain (Loss) on
    Investments, Options and Financial Futures Contracts     (0.10)             0.57         (0.25)          (0.14)          0.32
                                                             -----          --------      --------        --------       --------
    Total from Investment Operations ....................    (0.04)             1.29          0.40            0.23           0.94
                                                             -----          --------      --------        --------       --------
  Less Distributions:
  Dividends from Net Investment Income ..................    (0.06)            (0.72)        (0.65)          (0.37)         (0.62)
                                                             -----          --------      --------        --------       --------
  Net Asset Value, End of Period ........................    $8.75             $9.32         $9.07           $8.93          $9.25
                                                             =====          ========      ========        ========       ========
  Total Investment Return at Net Asset Value(2,3) .......    (0.45%)(4)        15.32%         4.49%           2.57%(4)      10.82%
  Total Adjusted Investment Return at Net Asset Value(3)     (0.46%)(4)        15.28%           --              --             --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..............     $223          $470,569      $396,323        $359,758       $339,572
  Ratio of Expenses to Average Net Assets(2) ............     0.12%(4)          1.19%         1.17%           1.13%(6)       1.10%
  Ratio of Net Investment Income to Average Net Assets(2)     0.71%(4)          7.38%         7.10%           7.06%(6)       6.79%
  Portfolio Turnover Rate ...............................       92%              102%(8)       106%            129%           106%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                        PERIOD FROM
                                                                   YEAR ENDED OCTOBER 31,               NOVEMBER 1,
                                                      ---------------------------------------------       1996 TO       YEAR ENDED
                                                        1993       1994       1995(1)        1996     MAY 31, 1997(7)  MAY 31, 1998
                                                      --------   --------    --------      --------   ---------------  ------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period .............     $9.83     $10.05       $8.75         $9.32        $9.08            $8.93
                                                      --------   --------    --------      --------     --------         --------
  Net Investment Income ............................      0.70       0.65        0.65          0.58(5)      0.33(5)          0.55(5)
  Net Realized and Unrealized Gain (Loss) on
    Investments, Options and Financial Futures
    Contracts ......................................      0.24      (1.28)       0.57         (0.24)       (0.15)            0.32
                                                      --------   --------    --------      --------     --------         --------
    Total from Investment Operations ...............      0.94      (0.63)       1.22          0.34         0.18             0.87
                                                      --------   --------    --------      --------     --------         --------
  Less Distributions:
  Dividends from Net Investment Income .............     (0.72)     (0.65)      (0.65)        (0.58)       (0.33)           (0.55)
  Distributions from Net Realized Gains on
  Investments
    Sold and Financial Futures Contracts ...........        --      (0.02)         --            --           --               --
                                                      --------   --------    --------      --------     --------         --------
    Total Distributions ............................     (0.72)     (0.67)      (0.65)        (0.58)       (0.33)           (0.55)
                                                      --------   --------    --------      --------     --------         --------
  Net Asset Value, End of Period ...................    $10.05      $8.75       $9.32         $9.08        $8.93            $9.25
                                                      ========   ========    ========      ========     ========         ========
  Total Investment Return at Net Asset Value(2,3) ..      9.86%     (6.42%)     14.49%         3.84%        2.02%(4)        10.01%
  Total Adjusted Investment Return at Net Asset
    Value(3) .......................................      9.85%     (6.43%)     14.47%           --           --               --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .........  $293,413   $241,061    $226,954      $178,124     $153,390         $117,830
  Ratio of Expenses to Average Net Assets(2) .......      2.00%      1.93%       1.89%         1.90%        1.86%(6)         1.85%
  Ratio of Net Investment Income to Average Net
    Assets(2) ......................................      7.06%      6.98%       7.26%         6.37%        6.32%(6)         6.05%
  Portfolio Turnover Rate ..........................       138%        92%        102%(8)       106%         129%             106%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Excluding interest expense, which equalled 0.01% and 0.04% for Class A for the years ended October 31, 1994 and 1995, respectively, and 0.01%, 0.01% and 0.02% for Class B for the years ended October 31, 1993, 1994 and 1995, respectively.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Based on the average of the shares outstanding at the end of each month.
(6)   Annualized.
(7) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.
(8)   Portfolio turnover excludes merger activity.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Schedule of Investments
May 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Government Income Fund on May 31, 1998. It's divided into four main categories:
U.S. government and agencies securities, foreign government bonds, multi-family mortgage-backed bonds and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                               PAR VALUE
                                                    INTEREST     MATURITY         (000s          MARKET
ISSUER, DESCRIPTION                                   RATE         DATE         OMITTED)          VALUE
-------------------                                   ----         ----         --------          -----
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (38.17%)
  United States Treasury,
    Bond .......................................     15.750%     11-15-01        $14,340       $18,875,025
    Bond .......................................     10.750      02-15-03 to      27,000        33,061,440
                                                                 08-15-05
    Bond .......................................     11.875      11-15-03          5,000         6,439,850
    Bond .......................................     12.750      11-15-10         14,000        19,860,260
    Bond .......................................     12.000      08-15-13         24,200        35,664,750
    Bond .......................................      8.125      08-15-19         31,000        39,234,220
    Bond .......................................      6.125      11-15-27         16,000        16,717,440
    Note .......................................      8.500      02-15-00          4,500         4,711,635
                                                                                              ------------
                                                                                               174,564,620
                                                                                              ------------
Government - U.S. Agencies (47.18%)
  Federal Farm Credit Bank,
    Note .......................................      7.200      09-10-01          2,500         2,509,875
  Federal Home Loan Mortgage Corp.,
    CMO REMIC 1094-K ...........................      7.000      06-15-21          2,300         2,341,676
    CMO REMIC 1608-L ...........................      6.500      09-15-23          7,000         7,035,000
    CMO REMIC 1634-PN ..........................      4.500      12-15-23         10,575         8,658,281
    CMO REMIC 1667-PE ..........................      6.000      03-15-08         11,750        11,779,375
    Note .......................................      7.256      09-17-01          8,200         8,242,312
    Note .......................................      8.400      11-30-01          2,500         2,534,375
  Federal Judiciary Office Building,
    Bond .......................................       Zero      02-15-01            250           214,727
  Federal National Mortgage Assn.,
    30 Yr Pass Thru Ctf ........................      8.500      09-01-24 to       9,422         9,855,051
                                                                 10-01-24
    CMO REMIC 1990-51-H ........................      7.500      05-25-20            189           194,157
    CMO REMIC 1990-58-J ........................      7.000      05-25-20          3,700         3,769,375
    CMO REMIC 1990-94-D ........................      6.500      08-25-20          1,363         1,370,724
    CMO REMIC 1991-56-M ........................      6.750      06-25-21          4,000         4,045,000
    Medium Term Note ...........................     11.875      05-19-00          6,800         7,573,500
    Note .......................................      9.400      08-10-98          6,540         6,588,004
    Note .......................................      9.550      03-10-99          7,450         7,662,996
    10 Yr Pass Thru Ctf Ser SM-2004-K...........      8.400      10-25-04         11,600        12,004,144

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

                                                                                             PAR VALUE
                                                        INTEREST          MATURITY              (000s            MARKET
ISSUER, DESCRIPTION                                       RATE              DATE              OMITTED)            VALUE
-------------------                                       ----              ----              --------            -----
Government - U.S. Agencies (continued)
  Financing Corp.,
    Bond ...................................              9.400%          02-08-18             $4,000          $5,476,240
    Bond ...................................              9.650           11-02-18              1,600           2,240,496
  Government National Mortgage Assn.,
    30 Yr Pass Thru Ctf ....................             11.000           01-15-14 to           6,250           7,048,924
                                                                          12-15-15
    30 Yr Pass Thru Ctf ....................              6.875           03-20-23              9,203           9,447,943
    30 Yr Pass Thru Ctf ....................              7.500           05-15-23 to          63,648          65,658,842
                                                                          12-15-25
    30 Yr Pass Thru Ctf ....................              8.000           09-15-23              5,029           5,252,097
    30 Yr Pass Thru Ctf ....................              7.000           01-15-28 to          19,935          20,246,551
                                                                          05-15-28
  Small Business Administration,
    Pass Thru Ctf Ser 97-E .................              7.300           05-01-17              3,836           4,049,831
                                                                                                             ------------
                                                                                                              215,799,496
                                                                                                             ------------
                                     TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                               (Cost $382,366,660)             (85.35%)       390,364,116
                                                                                             ---------       ------------
FOREIGN GOVERNMENT BONDS
U.S. Dollar-Denominated Foreign Government Bonds (11.02%)
  Argentina, Republic of,
    Deb ...................................               6.625#          03-31-05              2,850           2,558,046
    Global Bond ............................              9.750           09-19-27              2,389           2,220,686
  Brazil, Republic of,
    Deb Ser A ..............................              6.875#          01-01-01              5,005           4,822,968
  Hydro-Quebec Corp.,
    Deb Ser HK .............................              9.375           04-15-30              5,440           7,340,410
    Gtd Bond ...............................              9.400           02-01-21             10,000          13,187,200
  Landeskreditbank Baden - Wuerttemberg,
    Sub Note ...............................              7.625           02-01-23             11,650          13,334,823
  United Mexican States,
    Bond ...................................             11.375           09-15-16              3,000           3,431,250
    Bond ...................................             11.500           05-15-26              3,000           3,508,125
                                                                                                             ------------
                                                    TOTAL FOREIGN GOVERNMENT BONDS
                                                                (Cost $48,512,640)             (11.02%)        50,403,508
                                                                                             ---------       ------------
MULTI-FAMILY MORTGAGE-BACKED BONDS (2.03%)
  DLJ Mortgage Acceptance Corp.,
    CMO REMIC 1993-M10-A2 ..................              7.200           07-15-03              4,356           4,503,225
    CMO REMIC 1993-MF7-A1 ..................              7.400           06-18-03              4,590           4,790,793
                                                                                                             ------------
                                          TOTAL MULTI-FAMILY MORTGAGE-BACKED BONDS
                                                                 (Cost $9,155,734)              (2.03%)         9,294,018
                                                                                             ---------       ------------
                                                                       TOTAL BONDS
                                                               (Cost $440,035,034)             (98.40%)       450,061,642
                                                                                             ---------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

                                                                                             PAR VALUE
                                                                          INTEREST              (000s            MARKET
ISSUER, DESCRIPTION                                                         RATE              OMITTED)            VALUE
-------------------                                                         ----              --------            -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.07%)
  Investment in a joint repurchase agreement transaction
    with Toronto Dominion, dated 05-29-98, due 06-01-98
    (Secured by U.S. Treasury Notes, 5.125% thru 9.25%,
    due 08-15-98 thru 11-15-05 and U.S. Treasury Bonds,
    6.00% thru 12.00%, due 8-15-13 thru 08-15-27) - Note A.....             5.570%               $331            $331,000
                                                                                                             ------------

                                                      TOTAL SHORT-TERM INVESTMENTS             (0.07%)            331,000
                                                                                             ---------       ------------
                                                                 TOTAL INVESTMENTS            (98.47%)        450,392,642
                                                                                             ---------       ------------
                                                 OTHER ASSETS AND LIABILITIES, NET             (1.53%)          7,009,442
                                                                                             ---------       ------------
                                                                  TOTAL NET ASSETS           (100.00%)       $457,402,084
                                                                                             =========       ============

# Represents rate in effect on May 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Government Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust consists of three series: John Hancock Government Income Fund (the "Fund"), John Hancock High Yield Bond Fund and John Hancock Intermediate Maturity Government Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities").

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $18,749,417 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: May 31, 2002 -- $13,280,667, May 31, 2004 -- $1,419,401, May 31,
2005 -- $1,964,217 and May 31, 2006 -- $2,085,132. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Government Income Fund

estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At May 31, 1998, open positions in financial futures contracts were as follows:

                                                        UNREALIZED
EXPIRATION    OPEN CONTRACTS            POSITION       DEPRECIATION
----------   -----------------          --------       ------------
SEP 98       191 TREASURY BOND          LONG              ($16,305)
SEP 98       55 TREASURY NOTE           LONG                (1,289)
                                                       ------------
                                                          ($17,594)
                                                       ============

      At May 31, 1998, the Fund had deposited in a segregated account $9,263,455 par value of U.S. Treasury Bond, 8.125%, 08-15-19 to cover margin requirements on open financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Government Income Fund

be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

      The Fund may use option contracts to manage its exposure to the bond market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

      There were no written option transactions for the year ended May 31, 1998.

NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $200,000,000 of the Fund's average daily net asset value, (b) 0.625% of the next $300,000,000 and (c) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $176,340. Out of this amount, $20,547 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $141,990 was paid as sales commissions to unrelated broker-dealers and $13,803 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $272,098.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Government Income Fund

JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $7,588.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the year ended May 31, 1998, aggregated $506,426,797 and $582,636,390, respectively.

      The cost of investments (including the joint repurchase agreement) owned at May 31, 1998 for federal income tax purposes was $440,840,282. Gross unrealized appreciation and depreciation of investments aggregated $16,013,103 and $6,460,743, respectively, resulting in net unrealized appreciation of $9,552,360.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended May 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $4,273, a decrease in distributions in excess of net investment income of $866, and a decrease in capital paid-in of $5,139. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

================================================================================

                   John Hancock Funds - Government Income Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Bond Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Government Income Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Government Income Fund of the John Hancock Bond Trust at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
July 10, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1998.

      All of the dividends paid for the fiscal year are taxable as ordinary income. None of the dividends qualify for the dividends received deduction available to corporations.

      Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

  [Recycle Logo] Printed on Recycled Paper                            5600A 5/98
                                                                            7/98

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


               JOHN HANCOCK SOVEREIGN U.S. GOVERNMENT INCOME FUND
               SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 11, 1998
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Sovereign U.S. Government Income Fund ("Sovereign U.S. Government Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Sovereign U.S. Government Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on November 11, 1998 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated September 24, 1998 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                     PLEASE SIGN, DATE AND RETURN
                                     PROMPTLY IN ENCLOSED ENVELOPE

                                     Date ___________________, 1998

                                     NOTE: Signature(s)  should  agree with the
                                     the  name(s) printed herein. When signing
                                     as attorney, executor, administrator,
                                     trustee  or guardian,  please give your
                                     full  name  as  such.  If a corporation,
                                     please sign in full   corporate   name  by
                                     president or other authorized  officer. If
                                     a partnership, please sign in  partnership
                                     name     by authorized person.
                                     ---------------------------------

                                     ---------------------------------
                                                       Signature(s)

[LOGO] JOHN HANCOCK FUNDS
      A Global Investment Management Firm


                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

(1) To approve an Agreement and Plan of Reorganization between Sovereign U.S. Government Fund and John Hancock Government Income Fund ("Government Income Fund"). Under this Agreement, Sovereign U.S. Government Fund would transfer all of its assets to Government Income Fund in exchange for shares of Government Income Fund. These shares will be distributed proportionately to you and the other shareholders of Sovereign U.S. Government Fund. Government Income Fund will also assume Sovereign U.S.
         Government Fund's liabilities.

         FOR      |_|          AGAINST  |_|          ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                                     Part B

                       Statement of Additional Information

                       JOHN HANCOCK GOVERNMENT INCOME FUND

                               September 24, 1998

This Statement of Additional Information provides information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated September 24, 1998. This Statement of Additional Information provides additional information about John Hancock Government Income Fund and the Fund that it is acquiring, John Hancock Sovereign U.S. Government Income Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.


                                Table Of Contents

                                                                          Page
Introduction
Additional  Information  about  Government  Income Fund                        3
General  Information and History                                               3
Investment  Objective and Policies                                             3
Management of Government Income Fund                                           3
Control Persons and Principal  Holders of Shares                               3
Investment  Advisory and Other Services                                        3
Brokerage  Allocation                                                          3
Capital  Stock and Other Securities                                            3
Purchase, Redemption and Pricing of Government Income Fund Shares              4
Tax Status                                                                     4
Underwriters                                                                   4
Calculation of Performance Data                                                4
Financial Statements                                                           4
Additional Information about Sovereign U.S. Government Income Fund             4
General Information and History                                                4
Investment Objective and Policies                                              4
Management of Sovereign U.S. Government Income Fund                            4
Investment Advisory and Other Services                                         4
Brokerage Allocation                                                           4
Capital Stock and Other Securities                                             4
Purchase, Redemption and Pricing of Sovereign U.S. Government Income Fund      4
Tax Status                                                                     5
Underwriters                                                                   5
Calculation of Performance Data                                                5
Financial Statements                                                           5

Exhibits

A- Statement of Additional Information, dated May 1, 1998, of John Hancock Government Income Fund including audited financial statements as of May 31, 1998.

B-   Statement of  Additional  Information,  dated May 1, 1998,  of John Hancock
     Sovereign  U.S.   Government   Income  Fund  including   audited  financial
     statements as of May 31,1998.

C- Pro forma combined financial statements as of May 31, 1998, assuming the reorganization of John Hancock Sovereign U.S. Government Income Fund into John Hancock Government Income occurred on that date.

                                  INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in a proxy statement and prospectus dated September 24, 1998. The proxy statement and prospectus has been sent to the shareholders of Sovereign U.S. Government Income Fund in connection with the solicitation by the Trustees of Sovereign U.S. Government Income Fund of proxies to be voted at the special meeting of shareholders of Sovereign U.S. Government Income Fund to be held on November 11, 1998. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Government Income Fund, dated May 1, 1998, and the Statement of Additional Information of Sovereign U.S. Government Income Fund, also dated May 1, 1998. The Government Income Fund SAI and the Sovereign U.S. Government Income Fund SAI are included with this Statement of Additional Information.

               Additional Information About Government Income Fund
               ---------------------------------------------------

General Information and History
For additional information about Government Income Fund generally and its history, see "Organization of the Funds" in the Government Income Fund SAI.

Investment Objective and Policies
For additional  information about Government Income Fund's investment objective,
policies  and  restrictions,   see  "Investment   Objectives and  Policies"  and
"Investment Restrictions" in the Government Income Fund SAI.

Management of Government Income Fund
For additional information about the Government Income Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Government Income Fund SAI.

Control Persons and Principal Holders of Shares
For additional information about control persons of Government Income Fund and principal holders of shares of Government Income Fund, see "Those Responsible for Management" in the Government Income Fund SAI.

Investment Advisory and Other Services
For additional information about Government Income Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Government Income Fund SAI.

Brokerage Allocation and Other Practices
For additional information about Government Income Fund's brokerage allocation practices, see "Brokerage Allocation" in the Government Income Fund SAI.

Capital Stock and Other Securities
For additional information about the voting rights and other characteristics of Government Income Fund's shares of beneficial interest, see "Description of the Funds' Shares" in the Government Income Fund SAI.

Purchase, Redemption and Pricing of Government Income Fund Shares
For additional information about the determination of net asset value, see "Net Asset Value" in the Government Income Fund SAI.

Tax Status
For additional information about the tax status of Government Income Fund, see "Tax Status" in the Government Income Fund SAI.

Underwriters
For additional information about Government Income Fund's principal underwriter and the distribution contract between the principal underwriter and Government Income Fund, see "Distribution Contracts" in the Government Income Fund SAI.

Calculation of Performance Data
For additional information about the investment performance of Government Income Fund, see "Calculation of Performance" in the Government Income Fund SAI.

Financial Statements
Audited financial statements of Government Income Fund at May 31, 1998 are attached to the Government Income Fund SAI.

Pro forma combined financial statements as of May 31, 1998 are also attached hereto.


       Additional Information About Sovereign U.S. Government Income Fund
       ------------------------------------------------------------------

General Information and History
For additional information about Sovereign U.S. Government Income Fund generally and its history, see "Organization of the Funds" in the Sovereign U.S. Government Income Fund SAI.

Investment Objective and Policies
For additional information about Sovereign U.S. Government Income Fund's investment objective, policies and restrictions, see "Investment Objectives and Policies" and "Investment Restrictions" in the Sovereign U.S.
Government Income Fund SAI.

Management of Sovereign U.S. Government Income Fund
For additional information about the Sovereign U.S. Government Income Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Sovereign U.S. Government Income Fund SAI.

Investment Advisory and Other Services
For additional information about Sovereign U.S. Government Income Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Sovereign U.S. Government Income Fund SAI.

Brokerage Allocation and Other Practices
For additional information about Sovereign U.S. Government Income Fund's brokerage allocation practices, see "Brokerage Allocation" in the Sovereign U.S. Government Income Fund SAI.

Capital Stock and Other Securities
For additional information about the voting rights and other characteristics of Sovereign U.S. Government Income Fund's shares of beneficial interest, see "Description of the Funds' Shares" in the Sovereign U.S. Government Income Fund SAI.

Purchase, Redemption and Pricing of Sovereign U.S. Government Income Fund Shares For additional information about the net asset value of Sovereign U.S. Government Income Fund, see "Net Asset Value" in the Sovereign U.S. Government Income Fund SAI.

Tax Status
For additional information about the tax status of Sovereign U.S. Government Income Fund, see "Tax Status" in the Sovereign U.S. Government Income Fund SAI.

Underwriters
For additional information about Sovereign U.S. Government Income Fund's principal underwriter and the distribution contract between the principal underwriter and Sovereign U.S. Government Income Fund, see "Distribution Contracts" in the Sovereign U.S. Government Income Fund SAI.

Calculation of Performance Data
For additional information about the investment performance of Sovereign U.S. Government Income Fund, see "Calculation of Performance" in the Sovereign U.S. Government Income Fund SAI.

Financial Statements

Audited financial statements of Sovereign U.S. Government Income Fund at May 31, 1998 are attached to the Sovereign U.S. Government Income Fund SAI.

[LOGO] JOHN HANCOCK FUNDS
      A Global Investment Management Firm

                       JOHN HANCOCK GOVERNMENT INCOME FUND
                           Class A and Class B Shares
                        JOHN HANCOCK HIGH YIELD BOND FUND
                      Class A, Class B and Class C Shares

                       Statement Of Additional Information

                                   May 1, 1998


This Statement of Additional Information provides information about John Hancock Government Income Fund ("Government Income Fund") and John Hancock High Yield Bond Fund (High Yield Bond Fund"), (individually a "Fund" and collectively, the "Funds"), in addition to the information that is contained in the combined Income Funds' Prospectus dated May 1, 1998 (the "Prospectus"). Each Fund is a diversified series of John Hancock Bond Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                        Page

Organization of the Funds...........................................      2
Investment Objectives and Policies..................................      2
Government Income Fund and High Yield Bond Fund.....................
Investment Restrictions.............................................     22
Those Responsible for Management....................................     25
Investment Advisory and Other Services..............................     35
Distribution Contracts..............................................     37
Net Asset Value.....................................................     40
Initial Sales Charge on Class A Shares..............................     40
Deferred Sales Charge on Class B and Class C Shares.................     43
Special Redemptions.................................................     47
Additional Services and Programs....................................     47
Description of the Funds' Shares....................................     49
Tax Status..........................................................     50
Calculation of Performance..........................................     55
Brokerage Allocation................................................     58
Transfer Agent Services.............................................     60
Custody of Portfolio................................................     60
Independent Auditors................................................     60
Appendix A..........................................................     A-1
Financial Statements................................................     F-1

ORGANIZATION OF THE FUNDS

The Funds are series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to December 22, 1994, the Government Income Fund was called Transamerica Government Income Fund and the High Yield Bond Fund was called Transamerica High Yield Bond Fund. Prior to August 30, 1996, the Funds were series of John Hancock Series, Inc., a Maryland corporation.

John Hancock Advisers, Inc. (the "Adviser") is the Funds' investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862 ,with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Funds' investment objectives and policies discussed in the Prospectus. There is no assurance that either Fund will achieve its investment objective.

                             Government Income Fund

The Government Income Fund's investment objective is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund may seek to enhance its current return and may seek to hedge against changes in interest rates by engaging in transactions involving options (subject to certain limits), futures and options on futures.

The Fund expects that under normal market conditions, it will invest a least 80% of its total assets in U.S. Government securities (and related repurchase agreements and forward commitments) which include:

      1. Obligations issued by the U.S. Treasury differing only in their interest rates, maturities and times of issuance:

      (a)   U.S. Treasury bills with a maturity of one year or less;

      (b)   U.S. Treasury notes with maturities of one to ten years; or

      (c) U.S. Treasury bonds generally with maturities greater than ten years; and

      2. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which may be supported by:

      (a) the full faith and credit of the U.S. Government (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Mae"));

      (b) the right of the issuer to borrow from the U.S. Government (e.g., securities of the Federal Home Loan banks); or

      (c) the credit of the instrumentality (e.g., bonds issued by Federal National Mortgage Association.)

The Adviser will attempt to minimize excessive fluctuations in net asset value per share, so at times the highest yielding government securities then available may not be selected for investment if, in the view of the Adviser, future interest rate movements could result in depreciation of value of such securities. The Fund may take full advantage of the entire range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time based in large part on the Adviser's expectation as to future changes in interest rates.

As to the balance of the Fund's assets, where consistent with the investment objective, the Fund may:

      1. invest in U.S. dollar denominated securities issued or guaranteed by foreign governments which are considered stable by the Adviser, or any of the political subdivisions, instrumentalities, authorities or agencies of these governments. These securities generally will be rated within the four highest rating categories by a nationally recognized rating organization (e.g. Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's")) or if not so rated, determined to be of equivalent quality in the opinion of the Adviser; provided that the Fund may invest up to 10% of its total assets in securities which may be rated B or better by a nationally recognized rating organization.

      2. invest in other "asset backed securities" which are not included as "government asset backed": securities and are rated in one of the two highest rating categories by a nationally recognized credit rating organization or if not so rated, determined to be of equivalent investment quality in the opinion the Adviser;

      3. engage in hedging transactions, including options, interest rate futures contracts and options thereon, subject to certain limitations described below;

      4. enter into repurchase agreements and reverse repurchase agreements and invest in when issued securities and restricted securities, subject to certain limitations described below;

      5. invest in (for liquidity purposes) high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments") such as certificates of deposit, bankers' acceptances, corporate debt securities, commercial paper and related repurchase agreements.

                              High Yield Bond Fund

The High Yield Bond Fund's primary investment objective is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high yielding, fixed income securities, such as: domestic and foreign corporate bonds; debentures and notes; convertible securities; preferred stocks; and domestic and foreign government obligations. As a secondary objective, the Fund seeks capital appreciation, but only when it is consistent with the primary objective of maximizing current income. The Fund's investment objectives may not be changed without 30 days' prior written notice to shareholders.

Under normal market conditions, at least 65% of the Fund's total assets may be invested in bonds or debentures rated "Baa" or lower by Moody's, or "BBB" or lower by S&P; however, no more than 30% of the Fund's total assets may be invested in securities that are rated as low as "CC" by S&P or "Ca" by Moody's. Unrated securities will also be considered for investment by the Fund when the Adviser believes that the issuer's financial condition, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities consistent with the Fund's objectives and policies.

The Fund's investments in debt securities may include zero coupon bonds and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically and in cash. The Fund accrues income on these securities for tax and accounting purposes, and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Fund may be forced to liquidate other investments to make distributions. At times when the Fund invests in zero-coupon and payment-in-kind bonds, it will not be pursuing its primary objective of maximizing current income.

Although the Fund intends to maintain investment emphasis on debt securities of domestic issuers, the Fund may invest without limitation in debt securities of foreign issuers, including those issued by supranational entities such as the World Bank. The Fund may also purchase debt securities issued in an any country developed or undeveloped. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered speculative. The Fund may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes. The risks of foreign investments should be carefully considered by investors.

Included among domestic debt securities eligible for purchase by the Fund are adjustable and variable or floating rate securities, mortgage related securities (including stripped securities, collateralized mortgage obligations and multi-class pass-through securities), asset-backed securities and callable bonds. Callable bonds have a provision permitting the issuer, at its option to "call" or redeem the bonds. If an issuer were to redeem bonds held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in bonds providing the same coupon return as the bonds redeemed.

To the extent that the Fund does not invest in the securities described above, the Fund may:

      1. invest (for liquidity purposes ) in high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments") including government obligations, certificates of deposit, bankers' acceptances, short-term corporate debt securities, commercial paper and related repurchase agreements;

      2. invest up to 10% of its total assets in municipal obligations, including municipal bonds issued at a discount, in circumstances where the Adviser determines that investing in such obligations would facilitate the Fund's ability to accomplish its investment objectives;

      3. lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, purchase restricted and illiquid securities and purchase securities on a when issued or forward commitment basis;

      4. write (sell) covered call and put options and purchase call and put options on debt securities and securities indices in an effort to increase current income and for hedging purposes; and

      5. purchase and sell interest rate futures contracts on debt securities and securities index futures contracts, and write and purchase options on these futures contracts for hedging purposes.

During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, part or all of the assets of the Fund may be invested in cash or cash equivalents consisting of:

      1. obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements ) with assets of $100,000,0000 or more;

      2. commercial paper rated within the two highest rating categories of a nationally recognized rating organization;

      3. investment grade short-term notes;

      4. obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and

      5. related repurchase agreements.

Government Securities. Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes").

Custodial Receipts. The Funds may acquire custodial receipts for U.S. government securities. Custodial receipts evidence ownership of future interest payments, principal payments or both, and include Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts are not considered U.S.
government securities.

Bank and Corporate Obligations. Each of the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which a Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Municipal Obligations. High Yield Bond Fund may invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.

Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations in which the Fund may invest which were issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.

There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P, Moody's and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See the Appendix for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Mortgage-Backed Securities. The Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits REMIC, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Macs.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" or "residual" interests in REMICs, although the Funds do not intend, absent a change in current tax law, to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Government Income Fund and High Yield Bond Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests may be subject to its 10% limitation on investments in illiquid securities.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated with Mortgage-backed Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Convertible Securities. High Yield Bond Fund may invest in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed income and equity securities. The market value of convertible securities declines as interest rates increase, and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. However, the issuers of convertible securities may default on their obligations.

Mortgage "Dollar Roll" Transactions. The Funds may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Fund sells Mortgage-Backed Securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Funds will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund's borrowing and other senior securities. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Neither Fund currently intends to enter into mortgage rolls that are accounted for as financing.

Pay-In-Kind, Delayed and Zero Coupon Bonds. Each Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status." At times when a Fund invests in pay-in-kind, delayed and zero coupon bonds, it will not be pursuing its primary objective of maximizing current income.

Indexed Securities. High Yield Bond Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in interest rates or other reference prices.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, each Fund may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. Only High Yield Bond Fund may enter into currency swaps, caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payment to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Each Fund will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Asset-Backed Securities. Government Income Fund and High Yield Bond Fund may invest a portion of their assets in asset-backed securities. Asset backed securities, like Ginnie Mae certificates, are securities which represent a participation in or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Types of other asset backed securities include automobile receivable securities, credit card receivable securities and mortgage backed securities such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Lower Rated High Yield Debt Obligations. Government Income Fund and High Yield Bond Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's or below BBB by S&P), sometimes referred to as junk bonds. No more than 10% of Government Income Fund's total assets may be invested in these securities, and Government Income Fund may not invest in securities rated lower than B by a nationally recognized rating organization. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

See the Appendix to this Statement of Additional Information which describes the characteristics of corporate bonds in the various rating categories. High Yield Bond Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately a Fund's assets. The reduced availability of reliable, objective data may increase a Fund's reliance on management's judgment in valuing high yield bonds. In addition, a Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Brady Bonds. The Funds may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitate the exchange of commercial bank debt for newly issued debt (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest portion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of January 1, 1997, the Funds are not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have along payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Ratings as Investment Criteria In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These rating will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Funds, an issue of securities may cease to be rated, or its rating may be reduced below the minimum required for purchase by the Funds. Neither of these events will require the sale of the securities by the Funds.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Investments in Foreign Securities. Government Income Fund may invest in U.S. dollar denominated securities of foreign governments. These securities will generally be rated within the four highest rating categories by a nationally recognized rating organization S&P or Moody's or if not so rated, determined to be of equivalent quality in the opinion of the Adviser; provided that Government Income Fund may invest up to 10% of its total assets in securities which may be rated B or better by a nationally recognized rating organization.

High Yield Bond Fund may invest in securities of foreign issuers, including debt and equity securities of corporate and governmental issuers in countries with emerging economies or securities markets. High Yield Bond Fund may also invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Foreign Currency Transactions. High Yield Bond Fund may engage in foreign currency transactions. The foreign currency exchange transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate between these currencies. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund's dealings in forward foreign currency exchange contracts will be limited to hedging either specified transactions or portfolio positions. The Fund will not attempt to hedge all of its foreign portfolio positions.

If High Yield Bond Fund enters into a forward contract requiring it to purchase foreign currency, its custodian bank will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount necessary to complete the forward contract. These assets will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment in purchased forward contracts.

Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of these securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency exchange transactions varies with factors such as the currency involved, the length of the contract period and the prevailing market conditions.

Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. Each Fund may invest in repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Funds enter into repurchase agreements.

Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, a decline in value of the underlying securities or lack of access to income during this period, and the expense of enforcing its rights.

Reverse Repurchase Agreements. Each Fund may also enter into reverse repurchase agreements which involve the sale of government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. A Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate more than 33 1/3% of the market value of its total assets. Government Income Fund will not make additional investments while borrowings (including reverse repurchase agreements) are in excess of 5% of the Fund's total assets. A Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Funds may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Fund will not invest more than 10% of its total assets in illiquid investments, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 10% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. Each Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or, in the case of High Yield Bond Fund, on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or (in the case of High Yield Bond Fund) currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or (in the case of High Yield Bond
Fund) currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's portfolio securities or (in the case of High Yield Bond Fund) the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities.

Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or (in the case of High Yield Bond Fund) currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies (in the case of High Yield Bond Fund) and any other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or (in the case of High Yield Bond Fund) the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. High Yield Bond Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or (in the case of High Yield Bond
Fund) foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, High Yield Bond Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or (in the case of High Yield Bond Fund) currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities or (in the case of High Yield Bond
Fund) foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. Each Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Each Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or, in the case of High Yield Bond Fund, the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets of High Yield Bond Fund denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Funds' portfolios are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Lending of Securities. The Funds may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. A Fund may reinvest any cash collateral in short-term securities and money markets funds. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of each Fund not to lend portfolio securities having a total value exceeding 30% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Fundamental Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Each Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for a Fund to qualify as a regulated investment company for federal income tax purposes. The Funds' portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed for a Fund without the approval of a majority of that Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of that Fund's shares represented at a meeting if more than 50% of that Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of that Fund's outstanding shares.

Each Fund may not:

(1) Borrow money in an amount in excess of 33-1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes (except that it may enter into a reverse repurchase agreement within the limits described in the Prospectus or this Statement of Additional Information), or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets.

(2) Underwrite securities issued by other persons except insofar as such Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

(3) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future delivery of fixed income securities, stock index and currency futures and options on such futures) in the ordinary course of its business. Each Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

(4) Invest in direct participation interests in oil, gas or other mineral exploration or development programs.

(5) Make loans to other persons except by the purchase of obligations in which such Fund is authorized to invest and by entering into repurchase agreements; provided that a Fund may lend its portfolio securities not in excess of 30% of its total assets (taken at market value). Not more than 10% of a Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan.

(6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States or any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets. In determining the issuer of a security, each state and each political subdivision agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

(7) Invest in companies for the purpose of exercising control or management.

(8) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of such Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by such Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

(9) Purchase any securities or evidences of interest therein on margin, except that each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and each Fund may make deposits on margin in connection with futures contracts and related options.

(10) Sell any security which such Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

(11) Knowingly invest in securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or market makers do not exist or will not entertain bids or offers), except for repurchase agreements, if, as a result thereof more than 10% of such Fund's total assets (taken at market value) would be so invested.

(12) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "Investment Company Act") if such issuance is specifically prohibited by the Investment Company Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

(13) Government Income Fund may not invest more than 25% of its total assets (taken at market value) in the securities of issuers engaged in any one industry. High Yield Bond Fund may not invest more than 25% of its total assets (taken at market value) in the securities of issuers engaged in any one industry, except that the Fund may invest up to 40% of the value of its total assets in the securities of issuers engaged in the electric utility and telephone industries. The Adviser follows a policy of not causing the Fund to invest more than 25% of its total assets in the securities of issuers engaged in the electric utility industry or the telephone industry unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in this industry (issue size of $50 million or more) have averaged greater than the yields of new issue long-tern industrial bonds similarly rated (issue size of $50 million or more) and, in the opinion the Adviser, the relative return available from the electric utility or telephone industry and the relative risk, marketability, quality and availability of securities of this industry justifies such an investment. Obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities are not subject to the foregoing 25% limitation. In addition, for purposes of this limitation, determinations of what constitutes an industry are made in accordance with specific industry codes set forth in the Standard Industrial Classification Manual and without considering groups of industries (e.g., all utilities, to be an industry).

(14) Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause a Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

(1) Neither Fund may purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, each Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

If a percentage restriction or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of a Fund's portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of policy.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of each Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also Officers and Directors of the Adviser or Officers and Directors of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Edward J. Boudreau, Jr. *  Trustee, Chairman and      Chairman, Director and
101 Huntington Avenue      Chief Executive Officer    Chief Executive Officer,
Boston, MA  02199          (1, 2)                     the Adviser; Chairman,
October 1944                                          Trustee and Chief
                                                      Executive Officer, The
                                                      Berkeley Financial Group
                                                      ("The Berkeley Group");
                                                      Chairman and Director, NM
                                                      Capital Management, Inc.
                                                      ("NM Capital"), John
                                                      Hancock Advisers
                                                      International Limited
                                                      ("Advisers International")
                                                      and Sovereign Asset
                                                      Management Corporation
                                                      ("SAMCorp"); Chairman,
                                                      Chief Executive Officer
                                                      and President, John
                                                      Hancock Funds, Inc. ("John
                                                      Hancock Funds"); Chairman,
                                                      First Signature Bank and
                                                      Trust Company; Director,
                                                      John Hancock Insurance
                                                      Agency, Inc. ("Insurance
                                                      Agency, Inc."), John
                                                      Hancock Advisers
                                                      International (Ireland)
                                                      Limited ("International
                                                      Ireland"), John Hancock
                                                      Capital Corporation and
                                                      New England/Canada
                                                      Business Council; Member,
                                                      Investment Company
                                                      Institute Board of
                                                      Governors; Director, Asia
                                                      Strategic Growth Fund,
                                                      Inc.; Trustee, Museum of
                                                      Science; Director, John
                                                      Hancock Freedom Securities
                                                      Corporation (until
                                                      September 1996); Director,
                                                      John Hancock Signature
                                                      Services, Inc. ("Signature
                                                      Services") (until January
                                                      1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

James F. Carlin            Trustee                    Chairman and CEO, Carlin
233 West Central Street                               Consolidated, Inc.
Natick, MA 01760                                      (management/investments);
April 1940                                            Director, Arbella Mutual
                                                      Insurance Company
                                                      (insurance), Health Plan
                                                      Services, Inc.,
                                                      Massachusetts Health and
                                                      Education Tax Exempt
                                                      Trust, Flagship
                                                      Healthcare, Inc., Carlin
                                                      Insurance Agency, Inc.,
                                                      West Insurance Agency,
                                                      Inc. (until May 1995), Uno
                                                      Restaurant Corp.;
                                                      Chairman, Massachusetts
                                                      Board of Higher Education
                                                      (since 1995).

William H. Cunningham      Trustee                    Chancellor, University
601 Colorado Street                                   of Texas System and
O'Henry Hall                                          former President of the
Austin, TX 78701                                      University of Texas,
January 1944                                          Austin, Texas; Lee Hage
                                                      and Joseph D. Jamail
                                                      Regents Chair of Free
                                                      Enterprise; Director,
                                                      LaQuinta Motor Inns, Inc.
                                                      (hotel management
                                                      company); Director,
                                                      Jefferson-Pilot
                                                      Corporation (diversified
                                                      life insurance company)
                                                      and LBJ Foundation Board
                                                      (education foundation);
                                                      Advisory Director, Texas
                                                      Commerce Bank - Austin.

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Charles F. Fretz           Trustee                    Retired; self employed;
RD #5, Box 300B                                       Former Vice President
Clothier Springs Road                                 and Director, Towers,
Malvern, PA  19355                                    Perrin, Foster & Crosby,
June 1928                                             Inc. (international
                                                      management consultants)
                                                      (1952-1985).

Harold R. Hiser, Jr.       Trustee                    Executive Vice
123 Highland Avenue                                   President,
Short Hill, NJ  07078                                 Schering-Plough
October 1931                                          Corporation
                                                      (pharmaceuticals)
                                                      (retired 1996);
                                                      Director, ReCapital
                                                      Corporation
                                                      (reinsurance) (until
                                                      1995).

Anne C. Hodsdon *          Trustee and President      President, Chief
101 Huntington Avenue      (1,2)                      Operating Officer and
Boston, MA  02199                                     Director, the Adviser;
April 1953                                            Trustee, The Berkeley
                                                      Group; Director, John
                                                      Hancock Funds, Advisers
                                                      International, Insurance
                                                      Agency, Inc. and
                                                      International Ireland;
                                                      President and Director,
                                                      SAMCorp. and NM Capital;
                                                      Executive Vice
                                                      President, the Adviser
                                                      (until December 1994);
                                                      Director, Signature
                                                      Services (until January
                                                      1997).

Charles L. Ladner          Trustee                    Director, Energy North,
UGI Corporation                                       Inc. (public utility
P.O. Box 858                                          holding company) (until
Valley Forge, PA  19482                               1992); Senior Vice
February 1938                                         President of UGI Corp.
                                                      Holding Company Public
                                                      Utilities, LPGAS, Vice
                                                      President of Amerigas
                                                      Partners L.P.

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Leo E. Linbeck, Jr.        Trustee                    Chairman, President,
3810 W. Alabama                                       Chief Executive Officer
Houston, TX 77027                                     and Director, Linbeck
August 1934                                           Corporation (a holding
                                                      company engaged in various
                                                      phases of the construction
                                                      industry and warehousing
                                                      interests); Former
                                                      Chairman, Federal Reserve
                                                      Bank of Dallas (1992,
                                                      1993); Chairman of the
                                                      Board and Chief Executive
                                                      Officer, Linbeck
                                                      Construction Corporation;
                                                      Director, PanEnergy
                                                      Corporation (a diversified
                                                      energy company), Daniel
                                                      Industries, Inc.
                                                      (manufacturer of gas
                                                      measuring products and
                                                      energy related equipment),
                                                      GeoQuest International
                                                      Holdings, Inc. (a
                                                      geophysical consulting
                                                      firm) (1980-1993); Former
                                                      Director, Greater Houston
                                                      Partnership (1980 -1995).

Patricia P. McCarter       Trustee                    Director and Secretary,
1230 Brentford Road                                   The McCarter Corp.
Malvern, PA  19355                                    (machine manufacturer).
May 1928

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Steven R. Pruchansky       Trustee (1)                Director and President,
4327 Enterprise Avenue                                Mast Holdings, Inc.
Naples, FL  33942                                     (since 1991); Director,
August 1944                                           First Signature Bank &
                                                      Trust Company (until
                                                      August 1991); Director,
                                                      Mast Realty Trust (until
                                                      1994); President,
                                                      Maxwell Building Corp.
                                                      (until 1991).

Richard S. Scipione *      Trustee (1)                General Counsel, John
John Hancock Place                                    Hancock Life Company;
P.O. Box 111                                          Director, the Adviser,
Boston, MA  02117                                     Advisers International,
August 1937                                           John Hancock Funds, John
                                                      Hancock Distributors,
                                                      Inc., Insurance Agency,
                                                      Inc., John Hancock
                                                      Subsidiaries, Inc.,
                                                      SAMCorp. and NM Capital;
                                                      Trustee, The Berkeley
                                                      Group; Director, JH
                                                      Networking Insurance
                                                      Agency, Inc.; Director,
                                                      Signature Services
                                                      (until January 1997).

Norman H. Smith            Trustee                    Lieutenant General,
243 Mt. Oriole Lane                                   United States Marine
Linden, VA  22642                                     Corps; Deputy Chief of
March 1933                                            Staff for Manpower and
                                                      Reserve Affairs,
                                                      Headquarters Marine Corps;
                                                      Commanding General III
                                                      Marine Expeditionary
                                                      Force/3rd Marine Division
                                                      (retired 1991).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

John P. Toolan             Trustee                    Director, The Smith
13 Chadwell Place                                     Barney Muni Bond Funds,
Morristown, NJ  07960                                 The Smith Barney
September 1930                                        Tax-Free Money Funds,
                                                      Inc., Vantage Money Market
                                                      Funds (mutual funds), The
                                                      Inefficient-Market Fund,
                                                      Inc. (closed-end
                                                      investment company) and
                                                      Smith Barney Trust Company
                                                      of Florida; Chairman,
                                                      Smith Barney Trust Company
                                                      (retired December, 1991);
                                                      Director, Smith Barney,
                                                      Inc., Mutual Management
                                                      Company and Smith Barney
                                                      Advisers, Inc. (investment
                                                      advisers) (retired 1991);
                                                      Senior Executive Vice
                                                      President, Director and
                                                      member of the Executive
                                                      Committee, Smith Barney,
                                                      Harris Upham & Co.,
                                                      Incorporated (investment
                                                      bankers) (until 1991).

Robert G. Freedman         Vice Chairman and Chief    Vice Chairman and Chief
101 Huntington Avenue      Investment Officer (2)     Investment Officer, the
Boston, MA  02199                                     Adviser; Director, the
July 1938                                             Adviser, Advisers
                                                      International, John
                                                      Hancock Funds, SAMCorp.,
                                                      Insurance Agency, Inc.,
                                                      Southeastern Thrift & Bank
                                                      Fund and NM Capital;
                                                      Senior Vice President, The
                                                      Berkeley Group; President,
                                                      the Adviser (until
                                                      December 1994); Director,
                                                      Signature Services (until
                                                      January 1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

James B. Little            Senior Vice President and  Senior Vice President,
101 Huntington Avenue      Chief Financial Officer    the Adviser, The
Boston, MA  02199                                     Berkeley Group, John
February 1935                                         Hancock Funds.

John A. Morin              Vice President             Vice President and
101 Huntington Avenue                                 Secretary, the Adviser,
Boston, MA  02199                                     The Berkeley Group,
July 1950                                             Signature Services and
                                                      John Hancock Funds;
                                                      Secretary, NM Capital and
                                                      SAMCorp.; Clerk, Insurance
                                                      Agency, Inc.; Counsel,
                                                      John Hancock Mutual Life
                                                      Insurance Company (until
                                                      February 1996), and Vice
                                                      President of John Hancock
                                                      Distributors, Inc. (until
                                                      April 1994).

Susan S. Newton            Vice President and         Vice President, the
101 Huntington Avenue      Secretary                  Adviser; John Hancock
Boston, MA  02199                                     Funds, Signature
March 1950                                            Services and The
                                                      Berkeley Group; Vice
                                                      President, John Hancock
                                                      Distributors, Inc.
                                                      (until April 1994).

James J. Stokowski         Vice President and         Vice President, the
101 Huntington Avenue      Treasurer                  Adviser.
Boston, MA  02199
November 1946

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 1998 the officers and Trustees of the Funds as a group beneficially owned less than 1% of the outstanding shares of each of the Funds. As of that date, the following shareholders were the only record holders and beneficially owned of 5% or more of the shares of the respective Funds:

                                                     Percentage of Total
Name and                           Fund and          Outstanding Shares
Address of Shareholder             Class of Shares   of the Class of the Fund
----------------------             ---------------   ------------------------

MLPF&S For The Sole                Government               13.05%
Benefit of Its Customers           Income
Attn Fund Administration           Class B
4800 Deerlake Drive East
Jacksonville FL 32246-6484

Continental Trust Co Cust          Government                8.68%
C/F County Employee's Annuity &    Income
Benefit  Fund                      Class B
of Cook County IL
Attn Mutual Funds Dep 1976
209 W Jackson St Suite 700
Chicago IL 60606-6905

MLPF&S For The Sole                High Yield Bond           6.13%
Benefit of Its Customers           Class A
Attn Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-6484

MLPF&S For The Sole                High Yield Bond          24.37%
Benefit of Its Customers           Class B
Attn Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-6484

From December 22, 1994 until December 22, 1996, the Trustees established an Advisory Board to facilitate a smooth transition between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Adviser. The members of the Advisory Board were distinct from the Trustees, did not serve the Funds in any other capacity and were persons who had no power to determine what securities were purchased or sold and behalf of the Funds.

Compensation of the Trustees and Advisory Board. The following tables provide information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and the Advisory Board members for their services for the Funds' most recently completed fiscal year. Messrs. Boudreau and Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Funds for their services.

                                                               Total
                                                               Compensation
                       Aggregate                               all Funds in from
                       Compensation from  Aggregate            John Hancock Fund
                       Government Income  Compensation from    Complex to
                       Fund (1)           High Yield Fund (1)  Trustees(2)
                       --------           -------------------  -----------

James F. Carlin           $ 4,558             $ 2,889            $  74,250
William H. Cunningham*      4,558               2,889               74,250
Charles F. Fretz            4,558               2,889               74,500
Harold R. Hiser, Jr.*       4,558               2,889               70,250
Charles L. Ladner           4,558               2,889               74,500
Leo E. Linbeck, Jr.         4,558               2,889               74,250
Patricia P. McCarter*       4,558               2,889               74,250
Steven R. Pruchansky*       4,702               2,987               77,500
Norman H. Smith*            4,702               2,987               77,500
John P. Toolan*             4,558               2,889               74,250
                         --------            --------            ---------
Total                    $ 45,868             $29,086            $ 745,500

(1)   Compensation for the period from November 1, 1996 to May 31, 1997.

(2) The total compensation paid by the John Hancock Funds Complex to the Independent Trustees as of the calendar year ended December 31, 1996. As of this date, there were sixty-seven funds in the John Hancock Funds Complex with each of these Independent Trustees serving on thirty-two.

      As of December 31, 1996, the value of the aggregate deferred compensation from all funds in the John Hancock Funds Complex for Mr. Cunningham was $131,741, for Mr. Hiser was $90,972, for Ms. McCarter was $67,548, for Mr. Pruchansky was $28,731, for Mr. Smith was $32,314 and for Mr. Toolan was $163,385 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

                                                            Total Compensation
                     Aggregate          Aggregate           from all Funds in
                     Compensation from  Compensation        John Hancock Fund
Advisory Board       Government         from High Yield     Complex to Board
Members              Income Fund*       Bond Fund*          Members**
--------------       ------------       ----------          ---------

R. Trent Campbell         $0                 $0                 $ 47,000
Mrs. Lloyd Bentsen         0                  0                   47,000
Thomas R. Powers           0                  0                   47,000
Thomas B. McDade           0                  0                   47,000
                          --                 --                 --------
Total                     $0                 $0                 $188,000

* Compensation for the period from November 1, 1996 to May 31, 1997. The Advisory Board was discontinued on December 22, 1996.

**    For the calendar year ended December 31, 1996.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Funds and the other mutual funds and publicly traded investment companies in the John Hancock group of funds, having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Funds have entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Funds' shareholders. Pursuant to the Advisory Agreements, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

Each Fund bears all cost of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to each Fund's plan of distribution; fees and expenses of custodian including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including and allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not other wise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meeting; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreements, each Fund pays the Adviser a monthly a fee based on a stated percentage of the average of the daily net assets of each Fund as follows:

                        Government Income Fund

                                                             Fee
Average Daily Net Assets                                 (Annual Rate)
------------------------                                 -------------

First $200 million                                          0.650%
Next $300 million                                           0.625%
Over $500 million                                           0.600%


                        High Yield Bond Fund

                                                              Fee
Average Daily Net Assets                                 (Annual Rate)
------------------------                                 -------------

First $75 million                                           0.625%
Next $75 million                                            0.5625%
Over $150 million                                           0.500%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Funds or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreements, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which their respective contracts relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable contract.

Under the Advisory Agreements, the Funds may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If a Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Each Advisory Agreement was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement discussed below will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement, or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Funds and will terminate automatically if assigned.

Advisory fees payable by the Funds to the Adviser, were as follows:

                       Government Income Fund         High Yield Bond Fund
                       ----------------------         --------------------

12/22/94-10/31/95            $1,612,806                       $  897,349
10/31/96                     $3,952,669                       $1,326,701
11/1/96-5/31/97              $1,999,643                       $1,204,001

Administrative Services Agreement. Each Fund previously was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Funds. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide administrative services to the Funds. The Services Agreement was amended in connection with the appointment of the Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Funds by the Adviser and its affiliates. The Services Agreement was terminated during the 1995 fiscal year.

The following amounts for each of the Funds reflects the total of administrative services fees paid to the Adviser for the fiscal year ended October 31, 1995:

      Government Income Fund - $16,694      High Yield Bond Fund - $13,697

Accounting and Legal Services Agreement. The Trust, on behalf each Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides each Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1996, Government Income Fund and High Yield Bond Fund paid the Adviser $96,304 and $37,927 for services under this agreement. For the period from November 1, 1996 to May 31, 1997, Government Income Fund and High Yield Bond Fund paid the Adviser $59,313 and $42,106 for services under this agreement.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receive compensation immediately but John Hancock Funds is compensated on a deferred basis. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

For the fiscal years ended October 31, 1995, 1996, and for the period from November 1, 1996 to May 31, 1997, the following amounts reflect (a) the total underwriting commissions for sales of the

Funds' Class A shares and (b) the portion of such amount retained by John Hancock Funds. The remainder of the underwriting commissions were reallowed to dealers.

                     Government Income Fund           High Yield Bond Fund
                     ----------------------           --------------------

10/31/1995       (a) $ 35,314 and (b) $  6,442   (a) $239,238 and (b) $ 19,285
10/31/1996       (a) $515,753 and (b) $ 65,449   (a) $696,959 and (b) $ 72,221
11/1/96-5/31/97  (a) $105,964 and (b) $115,430   (a) $946,242 and (b) $115,430

Government Income and High Yield Bond Funds Trustees adopted Distribution Plans with respect to each Class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class B and Class C shares, of that Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of each Fund's average daily net assets attributable to each class of shares. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of each Fund's shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of each Fund's shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will by used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments they make under the Class A Plan, these expenses will not carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Funds do not treat unreimbursed expenses under Class B and Class C Plans as a liability of the Funds, because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal period ended May 31, 1997 an aggregate of $10,894,166 of distribution expenses or 6.53% of the average net assets of Government Income Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rules 12b-1 fees in prior periods. For the same period, an aggregate of $8,666,437 of distribution expenses or 2.80% of the average net assets of High Yield Bond Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. Class C shares of High Yield Bond Fund did not commence operations until May 1, 1998; therefore, there are no unreimbursed expenses to report.

The Plans were approved by a majority of the voting securities of each Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Plans ( the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide each Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

Each of the Plans provides that it will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. Each of the Plans may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the applicable Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the applicable Fund which has voting rights to that Plan. Each of the Plans provide that no material amendment to the Plan will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the applicable Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, these is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of affected Fund.

Amounts paid to John Hancock Funds by any class of shares of each Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to each Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Funds may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the period from November 1, 1996 to May 31, 1997, the Funds paid the Distributors the following amounts of expenses with respect to the Class A shares and Class B shares of each of the Funds. Class C shares of High Yield Bond Fund did not commence operations until May 1, 1998; therefore, there are no expenses to report.

                                           Printing
                                             and
                                          Mailing of                   Expenses of     Interest,
                                         Prospectuses   Compensation       John       Carrying or
                                            to New       to Selling      Hancock     Other Finance
Funds                      Advertising   Shareholders     Brokers         Funds         Charges
-----                      -----------   ------------     -------         -----         -------

Government Income

  Class A Shares            $ 35,193       $ 2,825       $418,906        $ 91,883      $      0
  Class B Shares            $ 40,422       $ 3,458       $330,534        $106,526      $473,818

High Yield Bond
  Class A Shares            $ 15,976       $   848       $ 27,869        $ 67,231      $      0
  Class B Shares            $194,591       $10,051       $370,056        $830,976      $391,271

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the shares of the Funds, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Funds are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then only will be issued for full shares. The Trustees of each Fund reserve the right to change or waive each Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the respective Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Funds, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and domestic partner) of any of the foregoing, or any fund, pension, profit sharing or other benefit plan of the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, for each Fund, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                       CDSC Rate
      ---------------                                       ---------

      $1 to $4,999,999                                        1.00%
      Next $5 million to $9,999,999                           0.50%
      Amounts of $10 million and over                         0.25%

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.


Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize.


Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. Each Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty- eight (48) month period. These retirement plans include Traditional, Roth and Education IRAs, SEP, SARSEP, 401(k),403(b) (including
TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and
Section 457 plans. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made with the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charges as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of a sales charge so the Funds will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the share you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)   $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                  (200.00)
      o Minus proceeds of 10 shares not subject to CDSC
        (dividend reinvestment)                                      (120.00)
                                                                     -------
      o Amount subject to CDSC                                       $280.00

      *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


* Redemptions due to death or disability. (Does not apply to Trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.

* Redemption of Class B or Class C shares where the proceeds are used to purchase a John Hancock Declaration Annuity.


* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


* Redemptions of Class A or Class C shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as Traditional, Roth and Education IRAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B and Class C

-------------------------------------------------------------------------------------------
Type of            401 (a) Plan   403 (b)        457           IRA, IRA      Non-retirement
Distribution       (401 (k),                                   Rollover
                   MPP, PSP)
-------------------------------------------------------------------------------------------
Death or           Waived         Waived         Waived        Waived        Waived
Disability
-------------------------------------------------------------------------------------------
Over 70 1/2        Waived         Waived         Waived        Waived for    12% of
                                                               mandatory     account
                                                               distributions value
                                                               or 12% of     annually in
                                                               account       periodic
                                                               value         payments
                                                               annually in
                                                               periodic
                                                               payments
-------------------------------------------------------------------------------------------
Between 59 1/2     Waived         Waived         Waived        Waived for    12% of
and 70 1/2                                                     Life          account
                                                               Expectancy    value
                                                               or 12% of     annually in
                                                               account       periodic
                                                               value         payments
                                                               annually in
                                                               periodic
                                                               payments
-------------------------------------------------------------------------------------------
Under 59 1/2       Waived for     Waived for     Waived for    Waived for    12% of
                   annuity        annuity        annuity       annuity       account
                   payments       payments       payments      payments      value
                   (72+) or 12%   (72+) or 12%   (72+) or      (72+) or      annually in
                   of account     of account     12% of        12% of        periodic
                   value          value          account       account       payments
                   annually in    annually in    value         value
                   periodic       periodic       annually in   annually in
                   payments       payments       periodic      periodic
                                                 payments      payments
-------------------------------------------------------------------------------------------
Loans              Waived         Waived         N/A           N/A           N/A
-------------------------------------------------------------------------------------------
Termination of     Not Waived     Not Waived     Not Waived    Not Waived    N/A
Plan
-------------------------------------------------------------------------------------------
Hardships          Waived         Waived         Waived        N/A           N/A
-------------------------------------------------------------------------------------------
Return of Excess   Waived         Waived         Waived        Waived        N/A
-------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such security would be valued for the purpose of making such payment at the same value as used in determining the Fund's net asset value. Each Fund has however elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Funds must redeem their shares for cash except to the extent to that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The funds permit exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

Each Fund may refuse any exchange order. Each Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. Each Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds from the redemption of shares of the applicable Fund. Since the redemption price of the shares of a Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by each Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic

Withdrawal Plan concurrently with purchases of additional shares of the Funds could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement and Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed a Fund's shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of that Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in each Fund, each Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Funds, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Funds may refuse any reinvestment request.

Each Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS".

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUNDS' SHARES

The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and in one or more classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of these two Funds and one other series and the issuance of two classes of shares of Government Income Fund, designated as Class A and Class B and three classes of shares of High Yield Bond Fund, designated as Class A, Class B and Class C. Additional series may be added in the future.

The shares of each class of the Funds represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Fund. Holders of each Class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each Class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than in a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Trust itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter or credit card checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS

Each series of the Trust, including the Fund is treated as a separate entity for tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax.

Distributions from a Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses). As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/ or sold. The Treasury Department has issued guidance under the Act that enables the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Some distributions may be paid to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by High Yield Bond Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of gross income for each taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss but after considering the post-October loss regulations the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Government Income Fund and High Yield Bond Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them. The Funds probably will not satisfy this 50% requirement.

If a Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. A Fund that cannot or does not make this election may deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders will not, in this event, include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

High Yield Bond Fund is permitted to acquire stock in foreign corporations. If this Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Those investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The amount of a Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of such Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on the sales of shares held for six months or less that are recharacterized as long-term capital losses, as described above.

Although its present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Funds will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would
(a) include his pro rata share of such excess as capital gain income in his return for his taxable year in which the last day of such Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by such Fund, and (c) be entitled to increase the adjusted tax basis for his shares in such Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund and, as noted above, would not be distributed as such to shareholders. As of May 31, 1997, High Yield Bond Fund had capital loss carryforwards of $4,858,582 which expires in 2003, and Government Income Fund had capital loss carryforwards of $20,815,945 of which $15,347,195 expires in 2002, $1,419,401 expires in 2003 and $1,964,217 expires in 2004 and $2,085,132 expires in 2005.

A Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sales rules applicable to certain options, futures and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although either Fund may in its sole discretion provide relevant information to shareholders.

Each Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Investments in debt obligations that are at risk of or are in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into options, futures, foreign currency positions and foreign currency forward transactions.

Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause such Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to seek to minimize any potential adverse tax consequences.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that each Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The Fund may advertise yield, where appropriate. For the 30-day period ended November 30, 1997, the yields of (a) High Yield Bond Fund's Class A and Class B shares were 9.29% and 8.97%, respectively, and (b) Government Income Fund's Class A and Class B shares were 5.39% and 4.88%, respectively. Class C shares of High Yield Bond fund commenced operations on May 1, 1998; therefore, there is no yield to report.

Each Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

      a = dividends and interest earned during the period.

      b = net expenses accrued during the period.

      c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

      d = the maximum offering price per share on the last day of the period
          (NAV where applicable).

Total Return. Average annual total return is determined separately for each class of shares.

Set forth below are tables showing the performance on a total return basis (i.e., with all dividends and distributions reinvested) of a hypothetical $1,000 investment in the Class A and Class B shares of Government Income Fund and High Yield Bond Fund. Class C shares of High Yield Bond Fund commenced operations on May 1, 1998; therefore, there is no average annual total return to report.

                             Government Income Fund
                             ----------------------

                                                Class B Shares
 Class A Shares  Class A Shares  Class B Shares   Five Years    Class B Shares
 One Year Ended    9/30/94* to   One Year Ended      Ended        2/23/88* to
    11/30/97        11/30/97        11/30/97       11/30/97        11/30/97
    --------        --------        --------       --------        --------

     2.41%            7.38%          1.45%           5.59%           7.04%

                              High Yield Bond Fund
                              --------------------

                                                Class B Shares
 Class A Shares  Class A Shares  Class B Shares   Five Years    Class B Shares
 One Year Ended    6/30/93* to   One Year Ended      Ended       10/26/87* to
    11/30/97        11/30/97        11/30/97       11/30/97        11/30/97
    --------        --------        --------       --------        --------

     12.25%           9.87%          11.67%         11.82%           9.75%

*     Commencement of operations.

Total Return. Each Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

      P = a hypothetical initial payment of $1,000.

      T = average annual total return.

      n = number of years.

      ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-year and life-of-fund periods.

Because each class has its own charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of a Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Funds' sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding a Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, a Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper--Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. A Fund's promotional and sales literature may make reference to the Fund's "beta." Beta reflects the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and Trustees who are interested persons of the Funds. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

Each Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the NASD and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Funds. The Funds will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of each Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.

Negotiated brokerage commissions of the Funds for their respective reporting periods are as follows:

Government Income Fund - (a) $59,080 for the period from November 1, 1996 to May 31, 1997 (b) $135,622 for the fiscal year ended October 31, 1996; and (c) $15,814 for the fiscal year ended October 31, 1995.

High Yield Bond Fund - (a) $67,481 for the period from November 1, 1996 to May 31, 1997 (b) $39,163 for the fiscal year ended October 31, 1996; and (c) $40,228 for the fiscal year ended October 31, 1995.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, each Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. For the period from November 1, 1996 to May 31, 1997, Government Income Fund paid $0 and High Yield Bond Fund paid $0 in commissions to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Funds may execute portfolio transactions with or through Affiliated Brokers. For the fiscal years ended October 31, 1995 and 1996, the Funds paid no brokerage commission to any Affiliated Broker. For the period from November 1, 1996 to May 31, 1997, the Fund paid no brokerage commissions to any Affiliated Broker.

Distributors may act as broker for the Funds on exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Funds as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Funds, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Advisers may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services Inc., 1 Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. Each Fund pays an annual fee of $20.00 for each Class A shareholder account, $22.50 for each Class B shareholder account and $21.50 for each Class C shareholder account. Each Fund also pays certain out-of- pocket expenses and these expenses are aggregated and charged to each Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Funds are held pursuant to a custodian agreement between the Funds and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Funds. The financial statements of the Funds included in the Prospectus and this Statement of Additional Information as of the Funds fiscal period ended May 31, 1997 have been audited by Ernst & Young LLP for the periods indicated in their report, appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

DESCRIPTION OF BOND RATINGS AND FUND'S ASSET COMPOSITION
The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

FITCH INVESTORS SERVICE ("Fitch")

AAA, AA, A, BBB - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

TAX-EXEMPT NOTE RATINGS

Moody's - MIG-1 and MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow or funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1.

S&P - SP-1 and SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal and interest.

Fitch - FIN-1 and FIN-2. Notes assigned FIN-1 are regarded as having the strongest degree of assurance for timely payment. A plus symbol may be used to indicate relative standing. Notes assigned FIN-2 reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1, indicates highest quality repayment capacity of rated issue and Prime-2 indicates higher quality.

S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A have the greatest capacity for a timely payment and the designation 1, 2 and 3 indicates the relative degree of safety. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1 issues are regarded as having the strongest degree of assurance for timely payment. (+) is used to designate the relative position of an issuer within the rating category. F-2 issues reflect an assurance of timely payment only slightly less in degree than the strongest issues. The symbol (LOC) may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper note.

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

                              FINANCIAL STATEMENTS

               JOHN HANCOCK SOVEREIGN U.S. GOVERNMENT INCOME FUND

                           Class A and Class B Shares
                       Statement of Additional Information

                                   May 1, 1998

This Statement of Additional Information provides information about John Hancock Sovereign U.S. Government Income Fund (the "Fund"), in addition to the information that is contained in the combined Income Funds' Prospectus dated May 1, 1998 (the "Prospectus"). The Fund is a diversified series portfolio of John Hancock Strategic Series.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291


                                Table of Contents
                                                                            Page
Organization of the Fund.......................................................2
Investment Objective and Policies..............................................2
Investment Restrictions.......................................................14
Those Responsible for Management..............................................16
Investment Advisory and Other Services........................................25
Distribution Contracts........................................................27
Net Asset Value...............................................................28
Initial Sales Charge on Class A Shares........................................29
Deferred Sales Charge on Class B Shares.......................................31
Special Redemptions...........................................................35
Additional Services and Programs..............................................35
Description of the Fund's Shares..............................................37
Tax Status....................................................................38
Calculation of Performance....................................................42
Brokerage Allocation..........................................................44
Transfer Agent Services.......................................................45
Custody of Portfolio..........................................................46
Independent Auditors..........................................................46
Appendix A...................................................................A-1
Financial Statements.........................................................F-1

ORGANIZATION OF THE FUND

The Fund is a diversified open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund was organized on April 16, 1986. The Trustees have authority to issue an unlimited number of shares of beneficial interest of separate series without par value.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's goals, strategies and risks discussed in the Prospectus. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to provide as high a level of income as is consistent with long-term total return by investing in securities issued, guaranteed or otherwise backed by the United States government, its agencies or instrumentalities ("Government Securities"). The Adviser believes that a high current income consistent with long-term total return may be derived from: (i) interest income from Government Securities; (ii) income from premiums from expired put and call options on Government Securities written by the Fund; (iii) net gains from closing purchase and sale transactions with respect to options on Government Securities; and (iv) net gains from sales of portfolio securities on exercise of options or otherwise.

Since interest yields on Government Securities and opportunities to realize net gains from options transactions may vary from time to time because of general economic and market conditions and many other factors, it is anticipated that the Fund's share price and yield will fluctuate.

Government Securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in Government Securities. The Government Securities that may be purchased by the Fund include, but are not limited to:

U.S. Treasury Securities. The Fund may invest in U.S. Treasury securities, including Bills (maturities of one year or less), Notes (maturities of one to ten years), Bonds (generally maturities of greater than ten years) and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and differ primarily in their interest rates, the lengths of their maturities and the times of their issuance.

Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund may also invest in securities issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. The obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the

Fund may invest but which are not backed by the full faith and credit of the United States include but are not limited to obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm
Credit System, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Banks, the obligations of which may only be satisfied by the individual credit of the issuing agency. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States.

Securities of International Bank for Reconstruction and Development

The  Fund  may  also  purchase   obligations  of  the  International   Bank  for
Reconstruction and Development ("World Bank"), which, while technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

The Fund may invest in Government Securities of all maturities: short-term, intermediate-term and long-term.

The Fund may, for purposes of liquidity and flexibility, place up to 35% of its assets in investment-grade (equivalent to the top four bond rating categories of a nationally recognized securities rating organization such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor's Service, Inc. ("Moody's")) short-term securities, including debt securities of corporations, certificates of deposit of domestic banks, or repurchase agreements with respect to Government Securities, including repurchase agreements that mature in more than seven days. In the event these securities are subsequently downgraded below such ratings, the Adviser will consider this event in its determination of whether the Fund should continue to hold the securities. The Fund may also invest in collateralized mortgage-backed obligations that are issued or sponsored by a government agency. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. See Appendix A to this Statement of Additional Information for a description of the various ratings of investment grade debt securities.

Mortgage-Related Securities. The Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans, e.g., securities of the GNMA and pass-through securities issued by the FHLMC and FNMA.

GNMA Certificates. Certificates of the GNMA ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA").

The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limit from the U.S. Treasury if necessary to make any payments required under its guarantee.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the contractual maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. Because they represent the underlying mortgages, GNMA Certificates may not be an effective means of locking in long-term interest rates due to the need for the Fund to reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Fund, prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio.

Statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, because prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

Yield Characteristics of GNMA Certificates. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, by the amount of the fees paid to GNMA and the issuer.

The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher- yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced. Prepayments of principal by mortgagors (which can be made at any time without penalty) may increase during periods when interest rates are falling.

FHLMC Securities. The FHLMC was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the full return of principal.

GMC's also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments.

FNMA Securities. The FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA Issued Guaranteed Mortgage Pass-through Certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

Collateralized Mortgage-Backed Obligations ("CMO's"). CMOs are fully-collateralized bonds which are the general obligations of the issuer thereof, either the U.S. Government or a U.S. Government instrumentality. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e. the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Inverse Floating Rate Securities. The Fund may invest in inverse floating rate securities. It is the current intention of the Fund to invest no more than 5% of its net assets in inverse floating rate securities. The interest rate on an inverse floating rate security resets in the opposite direction from the market rate of interest to which the inverse floating rate security is indexed. An inverse floating rate security may be considered to be leveraged to the extent that its interest rate varies by a multiple of the index rate of interest. A higher degree of leverage in the inverse floating rate security is associated with greater volatility in the market value of such security.

The inverse floating rate securities that the Fund may invest in include but are not limited to, an inverse floating rate class of a government agency issued CMO and a government agency issued yield curve note. Typically, an inverse floating rate class of a CMO is one of two components created from the cash flows from a pool of fixed rate mortgages. The other component is a floating rate security in which the amount of interest payable varies directly with a market interest rate index. A yield curve note is a fixed income security that bears interest at a floating rate that is reset periodically based on an interest rate benchmark. The interest rate resets on a yield curve note in the opposite direction from the interest rate benchmark.

Mortgage-backed securities have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives these payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment, to the extent of the premium paid.

In a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed). The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Fund will not invest more than 5% of its total assets in Rule 144A securities without first supplementing the prospectus and providing additional information to shareholders.

Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When- issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis may also involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests may be subject to its 15% limitation on investments in illiquid securities.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the determination of the Adviser of how best to further the Fund's investment objective.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or Government Securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 30% of its total assets.

Trading of Securities. The Fund may trade those Government Securities which are not covering outstanding options positions and are not on loan to broker-dealers if the Fund's Adviser believes that there are opportunities to exploit differentials in prices and yields or fluctuations in interest rates, consistent with its investment objective. Such trading may have the effect of increasing the Fund's portfolio turnover rate.
See "Portfolio Turnover".

Portfolio Turnover. If the Fund writes a number of call options and the market prices of the underlying securities appreciate, or if the Fund writes a number of put options and the market prices of the underlying securities depreciate, there may be a substantial turnover of the portfolio. While the Fund will pay commissions in connection with its options transactions, Government Securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The
Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

         The Fund may not:

1. Purchases on Margin and Short Sales. Purchase securities on margin or sell short, except that the Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

2. Borrowing. Borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed).

3. Underwriting Securities. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities.

4. Senior Securities. Issue senior securities except as appropriate to evidence indebtedness which the Fund is permitted to incur, provided that, to the extent applicable, (i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of the Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of the Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.

5. Warrants. Invest in marketable warrants to purchase common stock. Warrants acquired in units or attached to securities are not included in this restriction.

6. Single Issuer Limitation/Diversification. Purchase securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of such issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

7. Real Estate. Purchase or sell real estate although the Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that the Fund will not purchase real estate limited partnership interests.

8. Commodities; Commodity Futures; Oil and Gas Exploration and Development Programs. Purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, except the Fund may engage in such forward foreign currency contracts and/or purchase or sell such futures contracts and options thereon as described in the Prospectus.

9. Making Loans. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements (subject to Restriction 12) in accordance with its investment objective and policies and make loans of portfolio securities provided that as a result, no more than 30% of the total assets of the Fund, taken at current value, would be so loaned.

10. Industry Concentration. Purchase any securities which would cause more than 25% of the market value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Nonfundamental Investment Restrictions. The following restrictions are designated as nonfundamental and may be changed by the Trustees without shareholder approval.

         The Fund may not:

11. Options Transactions. Write, purchase, or sell puts, calls or combinations thereof except that the Fund may write, purchase or sell puts and calls on securities as described in the Prospectus and this Statement of Additional Information.

         12. Invest more than 15% of its net assets in illiquid securities.

13. Acquisition for Control Purposes. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

14. Joint Trading Accounts. Participate on a joint or joint and several basis in any trading account in securities (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order).

15. Securities of Other Investment Companies. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amounts of net assets will not be considered a violation of any of the foregoing restrictions (with the exception of Restriction 2 permitting the Fund to borrow up to 33 1/3% of the value of its total assets).

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                   Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                              Chairman, Director and Chief
October 1944                                                                   Executive Officer, The Berkeley
                                                                               Financial Group, Inc. ("The
                                                                               Berkeley Group"); Chairman and
                                                                               Director, NM Capital Management,
                                                                               Inc. ("NM Capital"), John Hancock
                                                                               Advisers International Limited
                                                                               ("Advisers International") and
                                                                               Sovereign Asset Management
                                                                               Corporation ("SAMCorp"); Chairman,
                                                                               Chief Executive Officer and
                                                                               President, John Hancock Funds, Inc.
                                                                               ("John Hancock Funds"); Chairman,
                                                                               First Signature Bank and Trust
                                                                               Company; Director, John Hancock
                                                                               Insurance Agency, Inc. ("Insurance
                                                                               Agency, Inc."), John Hancock
                                                                               Advisers International (Ireland)
                                                                               Limited ("International Ireland"),
                                                                               John Hancock Capital Corporation
                                                                               and New England/Canada Business
                                                                               Council; Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Dennis S. Aronowitz                     Trustee                                Professor of Law, Emeritus, Boston
1216 Falls Boulevard                                                           University School of Law (as of
Fort Lauderdale, FL  33327                                                     1997); Trustee, Brookline Savings
June 1931                                                                      Bank.

Richard P. Chapman, Jr.                 Trustee (1)                            President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee                                Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Douglas M. Costle                       Trustee (1)                            Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).

Leland O. Erdahl                        Trustee                                Vice President, Chief Financial
8046 Mackenzie Court                                                           Officer and Director of Amax Gold,
Las Vegas, NV  89129                                                           Inc.; Director, Santa Fe Ingredients
December 1928                                                                  Company of California, Inc. and
                                                                               Santa Fe Ingredients Company, Inc.
                                                                               (private food processing companies),
                                                                               Uranium Resources Corporation;
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                         Positions Held                        Principal Occupation(s)
Name and Address                         With the Company                      During the Past Five Years
----------------                         ----------------                      --------------------------
Richard A. Farrell                       Trustee                               President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                           Trustee                               Vice President and Chief Economist,
3054 So. Abingdon Street                                                       The Conference Board (non-profit
Arlington, VA  22206                                                           economic and business research);
December 1947                                                                  Director, Unisys Corp.; and H.B.
                                                                               Fuller Company.

William F. Glavin                        Trustee                               President  Emeritus,  Babson College
120 Paget Court - John's  Island                                               (as  of  1997);  Vice  Chairman,  Xerox
Vero  Beach,  FL  32963                                                        Corporation (until June 1989);
March 1932                                                                     Director, Caldor Inc., Reebok, Inc.
                                                                               (since 1994) and Inco Ltd.

Anne C. Hodsdon *                        Trustee and President (1,2)           President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser;
Boston, MA  02199                                                              President, COO and Director, The
April 1953                                                                     Berkeley Group; Director, John
                                                                               Hancock Funds, Advisers
                                                                               International, Insurance Agency,
                                                                               Inc. and International Ireland;
                                                                               President and Director, SAMCorp. and
                                                                               NM Capital; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Director, Signature
                                                                               Services (until January 1997).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Dr. John A. Moore                       Trustee                                President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee                                Executive Director, Council for
Council for International Exchange of                                          International Exchange of Scholars
Scholars                                                                       (since January 1998), Vice
3007 Tilden Street, N.W., Suite 5L                                             President, Institute of
Washington, DC  20008-3009                                                     International Education (since
May 1943                                                                       January 1998); Cornell Institute of
                                                                               Public Affairs, Cornell University
                                                                               (until December 1997); President
                                                                               Emeritus of Wells College and St.
                                                                               Lawrence University; Director,
                                                                               Niagara Mohawk Power Corporation
                                                                               (electric utility) and Security
                                                                               Mutual Life (insurance).

John W. Pratt                           Trustee                                Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc., SAMCorp.
                                                                               and NM Capital; Director, The
                                                                               Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, Signature Services (until
                                                                               January 1997).

Edward J. Spellman, CPA                 Trustee                                Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Ft. Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Director and Senior
                                                                               Vice President, The Berkeley Group;
                                                                               President, the Adviser (until
                                                                               December 1994); Director, Signature
                                                                               Services (until January 1997).


-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, NM Capital and
                                                                               SAMCorp.; Clerk, Insurance Agency,
                                                                               Inc.; Counsel, John Hancock Mutual
                                                                               Life Insurance Company (until
                                                                               February 1996), and Vice President
                                                                               of John Hancock Distributors, Inc.
                                                                               (until April 1994).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group, NM Capital;
March 1950                                                                     Vice President, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. The Trustees not listed were not Trustees of the Trust as of the end of the Fund's last completed fiscal year. The three non-independent Trustees, Messrs. Boudreau and Scipione and Ms. Hodsdon and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.


                                                    Total Compensation From the
                           Aggregate Compensation   Fund and John Hancock Fund
Independent Trustees       From the Fund(1)          Complex to Trustees(2)

Dennis S. Aronowitz+       $    2,697                       $   72,450
Richard P. Chapman, Jr.++       2,784                           75,200
William J. Cosgrove++           2,697                           72,450
Douglas M. Costle               2,784                           75,350
Leland O. Erdahl                2,697                           72,350
Richard A. Farrell              2,784                           75,350
Gail D. Fosler++                2,697                           68,450
William F. Glavin++             2,693                           72,250
Dr. John A. Moore               2,697                           68,350
Patti McGill Peterson           2,697                           72,100
John W. Pratt                   2,697                           72,350
Edward J. Spellman++            2,784                           73,950
                               -------                      -----------
Total                      $   32,708                        $ 870,600

 (1)     Compensation is for the fiscal year ended May 31, 1997

 (2) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1996. As of this date, there were sixty-seven funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-two funds.

+ On December 31, 1996, the value of the aggregate deferred compensation from all funds in the John Hancock Fund Complex for Mr. Chapman was $63,164, for Mr. Cosgrove was $131,317 and for Mr. Glavin was $109,059 under the John Hancock Deferred Compensation Plan for Independent Trustees.

+        Became Trustees of the Trust on June 26, 1996.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 1998, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares. As of that date, no person owned of record or beneficially as much as 5% of the outstanding shares of the Fund.

The Trustees and officers of the Fund may at times be the record holders of in excess of 5% of shares of the Fund by virtue of holding shares in "street name."

As of September 5, 1997 the officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each class of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation,  including  expenses
of  preparing,   printing  and  mailing  all  shareholders'  reports,   notices,
prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based upon the following annual rates: 0.50% of the Fund's first $500 million of average daily net assets, and 0.45% of average daily net assets in excess of that amount.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all of the Trustees. The Advisory Agreement, and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

For the fiscal years ended October 31, 1995 and 1996 and for the period from November 1,1996 to May 31, 1997, the Fund paid the Adviser fees in the amount of $2,514,147, $2,346,755, and $1,218,973, respectively.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1996, the Fund paid the Adviser $28,344 under this agreement. For the period from November 1, 1996 to May 31, 1997, the Fund paid the Adviser $45,712.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use their best efforts to sell shares of each class on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with the John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares at the time of sale. In the case of Class B shares the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended March 31, 1996 was $379,649 and for the period from November 1, 1996 to May 31, 1997 was $162,187. Of such amounts, $41,439 and $18,811 were retained by John Hancock Funds in 1996 and for the period from November 1, 1996 to May 31, 1997. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund, because the Trustees may terminate the Class B Plan at any time. For the fiscal year ended May 31, 1997 an aggregate of $5,738,472 of distribution expenses or 5.53% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, the John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to the John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended May 31, 1997, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund:



                                                       Expense Items

                                       Printing and                                 Interest
                                       Mailing of                      Expense of   Carrying
                                       Prospectus to   Compensation    John         or Other
                                       New             to Selling      Hancock      Finance
                       Advertising     Shareholder     Brokers         Funds        Charges
                       -----------     -----------     -------         -----        -------
Class A Shares         $33,390         $3,596          $435,539         $78,007       ----

Class B Shares         $33,371         $3,222          $317,026         $82,521    $162,739


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net asset by the number of its shares outstanding.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

         oA Trustee/Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, grandparents, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         oA broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         oA former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

         oA member of a class action lawsuit against insurance companies who is investing settlement proceeds.

         oRetirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

         oRetirement plans investing through the PruArray Program sponsored by Prudential Securities.

         oExisting full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:


Amount Invested                           CDSC Rate
---------------                           ---------
$1 to $4,999,999                            1.00%
Next $5 million to $9,999,999               0.50%
Amounts of $10 million and over             0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.


Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class b shares if class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize.


Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include Traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs),  SIMPLE IRA, SIMPLE 401(k),  Money Purchase  Pension,  Profit Sharing and
Section 457 plans. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charges as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:


         oProceeds of 50 shares redeemed at $12 per shares (50 x 12)    $600.00
         o*Minus Appreciation ($12 - $10) x 100 shares                  (200.00)
         oMinus proceeds of 10 shares not subject to CDSC
          (dividend reinvestment)                                       (120.00)
                                                                         ------
         oAmount subject to CDSC                                        $280.00

         *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to the Distributors and are used in whole or in part by the Distributors to defray their expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstance defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemption of Class B shares where the proceeds are used to purchase a John Hancock Declaration Variable Annuity.


* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as Traditional, Roth and Education IRAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.



*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement under section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan and Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B

-------------------------------------------------------------------------------------------
Type of            401 (a) Plan   403 (b)        457           IRA, IRA      Non-retirement
Distribution       (401 (k),                                   Rollover
                   MPP, PSP)
-------------------------------------------------------------------------------------------
Death or           Waived         Waived         Waived        Waived        Waived
Disability
-------------------------------------------------------------------------------------------
Over 70 1/2        Waived         Waived         Waived        Waived for    12% of
                                                               mandatory     account
                                                               distributions value
                                                               or 12 % of    annually in
                                                               account       periodic
                                                               value         payments
                                                               annually in
                                                               periodic
                                                               payments
-------------------------------------------------------------------------------------------
Between 59 1/2     Waived         Waived         Waived        Waived for    12% of
and 70 1/2                                                     Life          account
                                                               Expectancy    value
                                                               or 12% of     annually in
                                                               account       periodic
                                                               value         payments
                                                               annually in
                                                               periodic
                                                               payments
-------------------------------------------------------------------------------------------
Under 59 1/2       Waived for     Waived for     Waived for    Waived for    12% of
                   annuity        annuity        annuity       annuity       account
                   payments       payments       payments      payments      value
                   (72+) or 12%   (72+) or 12%   (72+) or      (72+) or      annually in
                   of account     of account     12% of        12% of        periodic
                   value          value          account       account       payments
                   annually in    annually in    value         value
                   periodic       periodic       annually in   annually in
                   payments       payments       periodic      periodic
                                                 payments      payments
-------------------------------------------------------------------------------------------
Loans              Waived         Waived         N/A           N/A           N/A
-------------------------------------------------------------------------------------------
Termination of     Not Waived     Not Waived     Not Waived    Not Waived    N/A
Plan
-------------------------------------------------------------------------------------------
Hardships          Waived         Waived         Waived        N/A           N/A
-------------------------------------------------------------------------------------------
Return of Excess   Waived         Waived         Waived        Waived        N/A
-------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.




SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90- day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may changed or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or

Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A and Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS".

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years. or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the creation of two series. The Trustees have also authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that classes of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to the Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act of 1940 or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter or credit card checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS

Each series of the Trust including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) As a result of federal tax legislation enacted on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the Act that enables the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Shareholders should consult their own tax advisers on the correct application of these new rules. Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

The amount of net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on those shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on sales of shares held for six months or less that are recharacterized as long-term capital losses, as described above.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund, as noted above, and would not be distributed as such to shareholders. The capital loss carryforwards for the Fund are as follows:
$48,876,888 of capital loss carryforwards which will expire May 31, 1998 -- $282,637, May 31, 2002-- $16,549,431, May 31, 2003 -- $26,193,155, May 31, 2004
--$3,597,046 and May 31, 2005 --$2,254,619.

The Fund's dividends and distributions will not qualify for the corporate dividends-received deduction.

A Fund is required to accrue income on any debt securities that have more than a de minims amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require the Fund to recognize gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions.

Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

For the 30 day period ending November 30, 1997, the yield on Class A and Class B shares of the Fund was 5.10% and 4.63%, respectively. The average total return of Class A shares of the Fund for the 1 year, 5 years and period from January 3, 1992 (inception of the Fund) to November 30, 1997 were 1.88%, 5.73% and 5.57%, respectively.

The average total return of Class B shares of the 1 year, 5 year and 10 year periods ended November 30, 1997 were 1.06%, 5.88% and 8.07%, respectively and reflects the applicable CDSC.

The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                       a - b
                       ____        6
          Yield = 2 ( [ cd ) + 1 ] - 1 )

Where:

         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of shares of the Fund  outstanding during the period that would be entitled to receive dividends.
         d =      the maximum  offering price per share on the last day of the period (NAVE where applicable).

The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

               n ________
          T = \ / ERV / P - 1

Where:

         P =      a hypothetical initial investment of $1,000.
         T =      average annual total return
         n =      number of years
         ERV=     ending  redeemable value of a hypothetical  $1,000  investment made at designated periods or fraction thereof.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's yield and total return and/or yield will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibbotson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well a the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Ion other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the period ended October 31, 1996 and 1995 and for the period from November 1, 1996 to May 31, 1997, the Fund paid negotiated brokerage commissions of $169,518, $107,825, and $ 97,937, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. For the period ended November 1, 1996 to May 31, 1997, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. a broker-dealer ("Distributors" or Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the period ended October 31, 1995 and 1996 and for the period from November 1, 1996 to May 1, 1997, the Fund did not execute any portfolio transactions with the Affiliated Broker.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way , Suite 1000, Boston, MA 02217-1000 a wholly- owned indirect subsidiary of the Life Company is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $20.00 for each Class A shareholder account and $22.50 for each Class B shareholder account, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset value.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, 02110. Price Waterhouse LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A

DESCRIPTION OF BOND RATINGS*

Moody's Bond Ratings

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities . "Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

--------------
*As described by the rating companies themselves.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's Bond Ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," or "B," is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

                              FINANCIAL STATEMENTS

                      John Hancock Government Income Fund

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  MAY 31, 1998



Pro forma information is intended to provide shareholders of the John Hancock Government Income Fund and John Hancock Sovereign U.S. Government Income
Fund   with  information  about the impact of the proposed  merger by indicating how the merger might have affected information had the merger been consummated as of May 31, 1997.

The pro forma combined statements of assets and liabilities and results of operations as of May 31, 1998, have been prepared to reflect the merger of JHGI and JHSUGIF after giving effect to pro forma adjustments described in the notes listed below.

(a) Acquisition by John Hancock Government Income Fund of all the assets of John Hancock Sovereign U.S. Government Income Fund and issuance of John Hancock Government Income Fund Class A and Class B shares in exchange for all of the outstanding Class A and Class B shares, respectively, of John Hancock Sovereign U.S. Government Income Fund.

(b) The investment advisory fee was adjusted to reflect the application of the fee structure which will be in effect for John Hancock Government Income Fund: 0.650% of the fund's first $200 million average daily net asset value; 0.625% of the fund's next $300 million average daily net asset value; and 0.600% of the fund's average daily net asset value over $500 million.

(c) The 12b-1 fee was adjusted to reflect the application of the fee structure which will be in effect for the John Hancock Government Income Fund: 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets.

(d) The transfer agent fee for the Class A and Class B shares is the total of the respective individual fund's transfer agent fees. The main criteria in determining the transfer agent fees for a specific class is the number of shareholder accounts.

(e) The actual expenses incurred by the John Hancock Government Income Fund and John Hancock Sovereign U. S. Government Income Fund for various expenses included on a pro forma basis were reduced to reflect the estimated savings arising from the merger.

(f) Represents the Adviser's voluntary agreement to limit management fees to an annual rate of 0.50% of John Hancock Government Income Fund's average daily net assets.

John Hancock Government Income Fund
Pro-forma combined statement of assets and liabilities
For the year ended May 31,1998



                                                              John Hancock
                                            John Hancock      Sovereign US
                                             Government        Government                                 Pro
                                              Income            Income                                  Forma
                                              Fund              Fund          Adjustments             Combined
                                           --------------    -------------     --------------       ---------------
Assets
Investments at value                        $450,392,642     $363,524,575          $ -                $813,917,217
Cash                                                   0                0            -                           0
Receivable for shares sold                             0           35,231            -                      35,231
Interest receivable                            5,716,511        4,300,750            -                  10,017,261
Receivable for investments sold                2,000,000          735,978            -                   2,735,978
Receivable for variation margin                    9,594           51,500            -                      61,094
Other Assets                                     169,881           41,657            -                     211,538
                                           --------------    -------------     --------------       ---------------
   Total assets                              458,288,628      368,689,691            -                 826,978,319
                                           --------------    -------------     --------------       ---------------

Liabilities
Payable for shares repurchased                   142,886          161,977            -                     304,863
Dividend payable                                 187,921          186,508            -                     374,429
Payable to John Hancock Advisers
   and affiliates                                417,195          328,588            -                     745,783
Accounts payable and accrued expenses            138,542           81,270            -                     219,812
                                           --------------    -------------     --------------       ---------------
   Total liabilities                             886,544          758,343            -                   1,644,887
                                           --------------    -------------     --------------       ---------------



Net assets:
Capital paid-in                             $466,992,440     $403,389,085            -                $870,381,525
Accumulated net realized loss
   on investments and financial
   futures contracts                         (19,511,299)     (46,760,484)           -                 (66,271,783)
Net unrealized appreciation of investments
   and financial futures contracts            10,016,602       11,498,920            -                  21,515,522
Distributions in excess of net investment income (95,659)        (196,173)           -                    (291,832)
                                           --------------    -------------     --------------       ---------------
Net assets                                  $457,402,084     $367,931,348            -                $825,333,432
                                           ==============    =============     ==============       ===============


Net assets:
   Government Income
    Class A                                 $339,572,173         $  -           $285,335,758  (a)     $624,907,931
    Class B                                  117,829,911            -             82,595,590  (a)      200,425,501
   Sovereign U.S. Government Income
    Class A                                      -            285,335,758       (285,335,758) (a)                0
    Class B                                      -             82,595,590        (82,595,590) (a)                0
                                           --------------    -------------     --------------       ---------------
                                            $457,402,084      367,931,348                 $0          $825,333,432
                                           ==============    =============     ==============       ===============

Shares outstanding:
   Government Income
    Class A                                   36,721,182            -             30,847,109  (a)       67,568,291
    Class B                                   12,742,073            -                900,568  (a)       13,642,641
   Sovereign U.S. Government Income
    Class A                                      -             28,777,805        (28,777,805) (a)                0
    Class B                                      -              8,330,255         (8,330,255) (a)                0
                                           --------------    -------------     --------------       ---------------

Net asset value per share:
   Government Income
    Class A                                        $9.25            -                -                       $9.25
    Class B                                        $9.25            -                -                       $9.25
   Sovereign U.S. Government Income
    Class A                                      -                  $9.92             ($9.92) (a)            $0.00
    Class B                                      -                  $9.92             ($9.92) (a)            $0.00
                                           ==============    =============     ==============       ===============

John Hancock Government Income Fund
Proforma combined statement of operations
For the year ended May 31,1998

                                                  John Hancock             John Hancock
                                                   Government              Sovereign US
                                                     Income                 Government
                                                      Fund                  Income Fund                                 Pro
                                                   Year ended               Year ended                                 Forma
                                                  May 31, 1998             May 31, 1998          Adjustments          Combined
                                               --------------------     --------------------    ---------------    ---------------
Investment Income
 Interest                                              $39,112,329              $29,512,114                 -         $68,624,443
 Dividends                                                   6,205                                                          6,205
                                               --------------------     --------------------    ---------------    ---------------
   Total                                                39,118,534               29,512,114                 -          68,630,648
                                               --------------------     --------------------    ---------------    ---------------

Expenses
 Investment managment fee                                3,155,183                1,941,310         375,323 (b)         5,471,816
 Distribution and service fee
   Class A                                                 882,463                  894,247        (153,488)(c)         1,623,222
   Class B                                               1,428,604                  893,948          12,589 (c)         2,335,141

 Transfer agent fee (d)                                    720,458                1,004,778              -              1,725,236
 Custodian fee                                             113,125                  104,730         (48,005)(e)           169,850
 Registration and filing fees                               29,962                   31,567         (15,382)(e)            46,147
 Financial services fee                                     88,284                   68,972              -                157,256
 Auditing & Legal fees                                      45,601                   54,831         (36,000)(e)            64,432
 Printing                                                   22,478                   24,052         (11,239)(e)            35,291
 Directors' fee                                             43,338                   23,453              -                 66,791
 Miscellaneous                                               1,377                    4,288            (500)(e)            5,165
                                               --------------------     --------------------    ---------------    ---------------

   Total expenses                                        6,530,873                5,046,176         123,298            11,700,347
   Reimbursement of expenses                                     0                        0      (1,057,802)(f)        (1,057,802)
                                               --------------------     --------------------    ---------------    ---------------

   Net Expenses                                          6,530,873                5,046,176        (934,504)           10,642,545
                                               --------------------     --------------------    ---------------    ---------------

   Net investment income                                32,587,661               24,465,938         934,504            57,988,103
                                               --------------------     --------------------    ---------------    ---------------

Realized and Unrealized
Gain (Loss) on Investments
and Financial Futures Contracts
 Net realized gain (loss) on
  investments sold                                       2,984,658                3,396,877               0             6,381,535
 Net realized loss on financial futures
  contracts                                             (1,300,470)                (460,691)              0            (1,761,161)
 Change in net unrealized appreciation
  (depreciation) of investments                         16,089,104               11,299,891               0            27,388,995
 Change in net unrealized
  appreciation (depreciation) of
  financial futures contracts                              204,281                   73,531               0               277,812
                                               --------------------     --------------------    ---------------    ---------------

   Net Realized and Unrealized
    Gain (Loss) on Investments and
    Financial Futures Contracts                         17,977,573               14,309,608               -            32,287,181
                                               --------------------     --------------------    ---------------    ---------------

   Net Increase in Net Assets
    Resulting from Operations                          $50,565,234              $38,775,546        $934,504           $90,275,284
                                               ====================     ====================    ===============    ===============

               See Notes to Pro-Forma Combined Financial Statements

Schedule of Investments
May 31, 1998
-------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Government Income Fund and the Sovereign U.S. Government Fund combined on May 31, 1998.

---------------------------------------------------------------------------------------------------------------------------------
                                                                          GOVERNMENT INCOME FUND
                                                   ------------------------------------------------------------------------------
                                                      INTEREST          MATURITY            PAR VALUE
ISSUER, DESCRIPTION                                     RATE              DATE           (000'S OMITTED)          MARKET VALUE

---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S.
United States Treasury,
Bond                                                   15.750%          11/15/01                 $14,340           $18,875,025
Bond                                                   10.750      2/15/03 to 08/15/05            27,000            33,061,440
Bond                                                   12.000            8/15/13                  24,200            35,664,750
Bond                                                   11.875           11/15/03                   5,000             6,439,850
Bond                                                   12.750           11/15/10                  14,000            19,860,260
Bond
Bond                                                    8.125            8/15/19                  31,000            39,234,220
Bond                                                    6.125           11/15/27                  16,000            16,717,440
Note
Note                                                    8.500            2/15/00                   4,500             4,711,635
Note
Note
                                                                                                            -------------------
                                                                                                                   174,564,620
                                                                                                            -------------------
Government - U.S. Agencies
Federal Farm Credit Bank,
Note                                                    7.200            9/10/01                   2,500             2,509,875
Federal Home Loan Mortgage Corp.,
15 Yr Pass Thru Ctf
30 Yr Pass Thru Ctf
CMO Remic 34-C
CMO Remic 1094-K                                        7.000            6/15/21                   2,300             2,341,676
CMO Remic 1142-H
CMO Remic 1603-K
CMO Remic 1608-L                                        6.500            9/15/23                   7,000             7,035,000
CMO Remic 1617-PM
CMO Remic 1634-PN                                       4.500           12/15/23                  10,575             8,658,281
CMO Remic 1667-PE                                       6.000            3/15/08                  11,750            11,779,375
CMO Remic 1727-I
Deb
Note                                                    7.256            9/17/01                   8,200             8,242,312
Note                                                    8.400           11/30/01                   2,500             2,534,375
Note
Federal Judiciary Office Building,
      Bond                                              Zero             2/15/01                     250               214,727
Federal National Mortgage Assn.,
10Yr Pass Thru Ctf
10Yr Pass Thru Ctf
15Yr Pass Thru Ctf
15Yr Pass Thru Ctf
15Yr Pass Thru Ctf
30Yr Pass Thru Ctf                                      8.500       9/1/24 to 10/1/24              9,422             9,855,051
30Yr Pass Thru Ctf
CMO Remic 1989-78-G
CMO Remic 1991-76-M
CMO Remic 1994-60-PJ
CMO Remic 1994-75-K
CMO Remic 1996-28-PK


------------------------------------------------------------------------------------------------------------------------------
                                                    SOVEREIGN U.S. GOVERNMENT FUND
                                                   -------------------------------------------------------------------------
                                                    INTEREST         MATURITY            PAR VALUE
ISSUER, DESCRIPTION                                   RATE             DATE           (000'S OMITTED)          MARKET VALUE

------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S.
United States Treasury,
Bond                                                15.750%          11/15/01                 $18,000           $23,692,500
Bond                                                10.750           08/15/05                  17,085            22,151,728
Bond                                                12.000           8/15/03                   23,900            35,222,625
Bond
Bond                                                12.750           11/15/10                   6,000             8,511,540
Bond                                                 9.250           2/15/16                   24,450            33,469,850
Bond                                                 8.125           8/15/19                    1,015             1,284,604
Bond                                                 6.125           11/15/27                  12,250            12,799,290
Note                                                 9.125           5/15/99                    1,500             1,548,990
Note                                                 8.500           2/15/00                    1,450             1,518,194
Note                                                 6.625           7/31/01                    1,000             1,029,530
Note                                                 6.125           12/31/01                   7,000             7,112,630

                                                                                                         -------------------
                                                                                                                148,341,481
                                                                                                         -------------------


Government - U.S. Agencies
Federal Farm Credit Bank,
Note
Federal Home Loan Mortgage Corp.,
15 Yr Pass Thru Ctf                                 10.500            2/1/03                    2,831             2,924,537
30 Yr Pass Thru Ctf                                  9.500            8/1/16                   10,215            10,952,779
CMO Remic 34-C                                       9.000           11/15/19                   3,149             3,199,832
CMO Remic 1094-K
CMO Remic 1142-H                                     7.950           12/15/20                  10,000            10,143,700
CMO Remic 1603-K                                     6.500           10/15/23                   5,000             4,996,850
CMO Remic 1608-L                                     6.500           9/15/23                    5,000             5,025,000
CMO Remic 1617-PM                                    6.500           11/15/23                  10,000            10,081,200
CMO Remic 1634-PN
CMO Remic 1667-PE
CMO Remic 1727-I                                     6.500           5/15/24                    5,000             5,006,250
Deb                                                  6.875           11/22/06                   5,000             5,114,050
Note
Note
Note                                                 5.750           4/15/08                    3,000             2,947,200
Federal Judiciary Office Building,
      Bond
Federal National Mortgage Assn.,
10Yr Pass Thru Ctf                                   9.050           4/10/00                    2,000             2,114,380
10Yr Pass Thru Ctf                                   8.900           6/12/00                    5,000             5,304,700
15Yr Pass Thru Ctf                                   9.000            2/1/10                    4,976             5,188,123
15Yr Pass Thru Ctf                                   7.500            7/1/11                    3,674             3,790,267
15Yr Pass Thru Ctf                                   6.500            5/1/13                   14,850            14,933,457
30Yr Pass Thru Ctf
30Yr Pass Thru Ctf                                   7.000      2/1/28 to 03/1/28              29,376            29,789,918
CMO Remic 1989-78-G                                  9.050           12/25/18                   2,397             2,407,925
CMO Remic 1991-76-M                                  9.000           7/25/06                      174               174,169
CMO Remic 1994-60-PJ                                 7.000           4/25/24                    6,100             6,317,282
CMO Remic 1994-75-K                                  7.000           4/25/24                    3,100             3,218,172
CMO Remic 1996-28-PK                                 6.500           7/25/25                    7,589             7,563,193


----------------------------------------------------------------------------------------
                                                                COMBINED
                                                     PAR VALUE
ISSUER, DESCRIPTION                               (000'S OMITTED)          MARKET VALUE

----------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (39.12%)
United States Treasury,
Bond                                                      $32,340           $42,567,525
Bond                                                       44,085            55,213,168
Bond                                                       48,100            70,887,375
Bond                                                        5,000             6,439,850
Bond                                                       20,000            28,371,800
Bond                                                       24,450            33,469,850
Bond                                                       32,015            40,518,824
Bond                                                       28,250            29,516,730
Note                                                        1,500             1,548,990
Note                                                        5,950             6,229,829
Note                                                        1,000             1,029,530
Note                                                        7,000             7,112,630

                                                                     -------------------
                                                                            322,906,101
                                                                     -------------------

Government - U.S. Agencies (52.22%)
Federal Farm Credit Bank,
Note                                                        2,500             2,509,875
Federal Home Loan Mortgage Corp.,
15 Yr Pass Thru Ctf                                         2,831             2,924,537
30 Yr Pass Thru Ctf                                        10,215            10,952,779
CMO Remic 34-C                                              3,149             3,199,832
CMO Remic 1094-K                                            2,300             2,341,676
CMO Remic 1142-H                                           10,000            10,143,700
CMO Remic 1603-K                                            5,000             4,996,850
CMO Remic 1608-L                                           12,000            12,060,000
CMO Remic 1617-PM                                          10,000            10,081,200
CMO Remic 1634-PN                                          10,575             8,658,281
CMO Remic 1667-PE                                          11,750            11,779,375
CMO Remic 1727-I                                            5,000             5,006,250
Deb                                                         5,000             5,114,050
Note                                                        8,200             8,242,312
Note                                                        2,500             2,534,375
Note                                                        3,000             2,947,200
Federal Judiciary Office Building,
      Bond                                                    250               214,727
Federal National Mortgage Assn.,
10Yr Pass Thru Ctf                                          2,000             2,114,380
10Yr Pass Thru Ctf                                          5,000             5,304,700
15Yr Pass Thru Ctf                                          4,976             5,188,123
15Yr Pass Thru Ctf                                          3,674             3,790,267
15Yr Pass Thru Ctf                                         14,850            14,933,457
30Yr Pass Thru Ctf                                          9,422             9,855,051
30Yr Pass Thru Ctf                                         29,376            29,789,918
CMO Remic 1989-78-G                                         2,397             2,407,925
CMO Remic 1991-76-M                                           174               174,169
CMO Remic 1994-60-PJ                                        6,100             6,317,282
CMO Remic 1994-75-K                                         3,100             3,218,172
CMO Remic 1996-28-PK                                        7,589             7,563,193

----------------------------------------------------------------------------------------------------------------------------------
                                                                          GOVERNMENT INCOME FUND
                                                   ------------------------------------------------------------------------------
                                                      INTEREST          MATURITY            PAR VALUE
ISSUER, DESCRIPTION                                     RATE              DATE           (000'S OMITTED)          MARKET VALUE

----------------------------------------------------------------------------------------------------------------------------------
CMO Remic G-8-E
CMO Remic X-225-TK
CMO Remic Ctf 1990-51-H                                 7.500            5/25/20                     189               194,157
CMO Remic 1990-58-J                                     7.000            5/25/20                   3,700             3,769,375
CMO Remic 1990-94-D                                     6.500            8/25/20                   1,363             1,370,724
CMO Remic 1991-56-M                                     6.750            6/25/21                   4,000             4,045,000
Medium Term Note                                       11.875            5/19/00                   6,800             7,573,500
Medium Term Note
Note                                                    9.400            8/10/98                   6,540             6,588,004
Note                                                    9.550            3/10/99                   7,450             7,662,996
10 Yr Pass Thru Ctf Ser SM-2004-K                       8.400           10/25/04                  11,600            12,004,144
Financing Corp.,
      Bond                                              9.400            2/8/18                    4,000             5,476,240
      Bond                                              9.650            11/2/18                   1,600             2,240,496
Government National Mortgage Assn.,
      30 Yr Adjustable Rate Mortgage
      30 Yr Pass Thru Ctf                              11.000      01-15-14 to 12-15-15            6,250             7,048,924
      30 Yr Pass Thru Ctf
      30 Yr Pass Thru Ctf
      30 Yr Pass Thru Ctf                               6.875            3/20/23                   9,203             9,447,943
      30 Yr Pass Thru Ctf                               7.500      05-15-23 to 12-15-25           63,648            65,658,842
      30 Yr Pass Thru Ctf                               8.000            9/15/23                   5,029             5,252,097
      30 Yr Pass Thru Ctf
      30 Yr Pass Thru Ctf                               7.000      1-15-28 to 05-15-28            19,935            20,246,551
Small Business Administration
      Pass Thru Ctf Ser 97-B
      Pass Thru Ctf Ser 97-D
      Pass Thru Ctf Ser 97-E                            7.300            5/1/17                    3,836             4,049,831

                                                                                                            -------------------
                                                                                                                   215,799,496
                                                                                                            -------------------

TOTAL U.S.GOVERNMENT AND
  AGENCIES SECURITIES
  (Cost $734,370,503)                                                                                              390,364,116
                                                                                                            -------------------

FOREIGN GOVERNMENT BONDS
U.S. Dollar - Denominated Foreign
  Government Bonds
  Argentina, Republic of,
        Deb                                             6.625#           3/31/05                   2,850             2,558,046
        Global Bond                                     9.750            9/19/27                   2,389             2,220,686
  Brazil, Republic of,
        Deb Ser A                                       6.875#           1/1/01                    5,005             4,822,968
Hydro-Quebec Corp.,
      Deb Ser HK                                        9.375            4/15/30                   5,440             7,340,410
      Gtd Bond                                          9.400            2/1/21                   10,000            13,187,200
  Landeskreditbank Baden - Wuerttemberg,
        Sub Note                                        7.625            2/1/23                   11,650            13,334,823
  United Mexican States,
        Bond                                           11.375            9/15/16                   3,000             3,431,250
        Bond                                           11.500            5/15/26                   3,000             3,508,125

TOTAL FOREIGN GOVERNMENT BONDS                                                                              -------------------
  (Cost $48,512,640)                                                                                                50,403,508
                                                                                                            -------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                   SOVEREIGN U.S. GOVERNMENT FUND
                                                   -------------------------------------------------------------------------
                                                   INTEREST         MATURITY            PAR VALUE
ISSUER, DESCRIPTION                                  RATE             DATE           (000'S OMITTED)          MARKET VALUE

-----------------------------------------------------------------------------------------------------------------------------
CMO Remic G-8-E                                     9.000%          4/25/21                   $5,001            $5,381,030
CMO Remic X-225-TK                                  6.500           12/25/23                   5,032             5,079,150
CMO Remic Ctf 1990-51-H
CMO Remic 1990-58-J
CMO Remic 1990-94-D
CMO Remic 1991-56-M
Medium Term Note
Medium Term Note                                    9.500            7/1/17                    5,000             6,901,950
Note
Note
10 Yr Pass Thru Ctf Ser SM-2004-K
Financing Corp.,
      Bond
      Bond
Government National Mortgage Assn.,
      30 Yr Adjustable Rate Mortgage                7.000#    10-20-22 to 10-20-23            12,412            12,771,882
      30 Yr Pass Thru Ctf
      30 Yr Pass Thru Ctf                           9.000     08-15-16 to 12-15-17             6,910             7,474,364
      30 Yr Pass Thru Ctf                           7.500     1/15/23  to 02/15/26           16,260            16,783,032
      30 Yr Pass Thru Ctf
      30 Yr Pass Thru Ctf
      30 Yr Pass Thru Ctf
      30 Yr Pass Thru Ctf                           8.000           1/15/25                    6,491             6,776,650
      30 Yr Pass Thru Ctf
Small Business Administration
      Pass Thru Ctf Ser 97-B                        7.100            2/1/17                    4,871             5,090,734
      Pass Thru Ctf Ser 97-D                        7.500            4/1/17                    4,851             5,170,371
      Pass Thru Ctf Ser 97-E                        7.300            5/1/17                    2,398             2,531,145

                                                                                                        -------------------
                                                                                                               215,153,292
                                                                                                        -------------------

TOTAL U.S.GOVERNMENT AND
  AGENCIES SECURITIES
  (Cost $734,370,503)                                                                                          363,494,773
                                                                                                        -------------------

FOREIGN GOVERNMENT BONDS
U.S. Dollar - Denominated Foreign
  Government Bonds
  Argentina, Republic of,
        Deb
        Global Bond
  Brazil, Republic of,
        Deb Ser A
Hydro-Quebec Corp.,
      Deb Ser HK
      Gtd Bond
  Landeskreditbank Baden - Wuerttemberg,
        Sub Note
  United Mexican States,
        Bond
        Bond

TOTAL FOREIGN GOVERNMENT BONDS
  (Cost $48,512,640)



-----------------------------------------------------------------------------------
                                                               COMBINED

                                                PAR VALUE
ISSUER, DESCRIPTION                          (000'S OMITTED)          MARKET VALUE

-----------------------------------------------------------------------------------
CMO Remic G-8-E                                       $5,001            $5,381,030
CMO Remic X-225-TK                                     5,032             5,079,150
CMO Remic Ctf 1990-51-H                                  189               194,157
CMO Remic 1990-58-J                                    3,700             3,769,375
CMO Remic 1990-94-D                                    1,363             1,370,724
CMO Remic 1991-56-M                                    4,000             4,045,000
Medium Term Note                                       6,800             7,573,500
Medium Term Note                                       5,000             6,901,950
Note                                                   6,540             6,588,004
Note                                                   7,450             7,662,996
10 Yr Pass Thru Ctf Ser SM-2004-K                     11,600            12,004,144
Financing Corp.,
      Bond                                             4,000             5,476,240
      Bond                                             1,600             2,240,496
Government National Mortgage Assn.,
      30 Yr Adjustable Rate Mortgage                  12,412            12,771,882
      30 Yr Pass Thru Ctf                              6,250             7,048,924
      30 Yr Pass Thru Ctf                              6,910             7,474,364
      30 Yr Pass Thru Ctf                             16,260            16,783,032
      30 Yr Pass Thru Ctf                              9,203             9,447,943
      30 Yr Pass Thru Ctf                             63,648            65,658,842
      30 Yr Pass Thru Ctf                              5,029             5,252,097
      30 Yr Pass Thru Ctf                              6,491             6,776,650
      30 Yr Pass Thru Ctf                             19,935            20,246,551
Small Business Administration
      Pass Thru Ctf Ser 97-B                           4,871             5,090,734
      Pass Thru Ctf Ser 97-D                           4,851             5,170,371
      Pass Thru Ctf Ser 97-E                           6,234             6,580,976

                                                                -------------------
                                                                       430,952,788
                                                                -------------------

TOTAL U.S.GOVERNMENT AND
  AGENCIES SECURITIES
  (Cost $734,370,503)                                                  753,858,889
                                                                -------------------

FOREIGN GOVERNMENT BONDS
U.S. Dollar - Denominated Foreign
  Government Bonds (6.11%)
  Argentina, Republic of,
        Deb                                            2,850             2,558,046
        Global Bond                                    2,389             2,220,686
  Brazil, Republic of,
        Deb Ser A                                      5,005             4,822,968
Hydro-Quebec Corp.,
      Deb Ser HK                                       5,440             7,340,410
      Gtd Bond                                        10,000            13,187,200
  Landeskreditbank Baden - Wuerttemberg,
        Sub Note                                      11,650            13,334,823
  United Mexican States,
        Bond                                           3,000             3,431,250
        Bond                                           3,000             3,508,125

TOTAL FOREIGN GOVERNMENT BONDS
   (Cost $48,512,640)                                           -------------------
                                                                        50,403,508
                                                                -------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               GOVERNMENT INCOME FUND
                                                        ---------------------------------------------------------------------------
                                                           INTEREST          MATURITY            PAR VALUE
ISSUER, DESCRIPTION                                          RATE              DATE           (000'S OMITTED)         MARKET VALUE

-----------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY MORTGAGE-BACKED BONDS
  DLJ Mortgage Acceptance Corp.,
       CMO REMIC 1993-MF7-A1                                 7.400%           6/18/03                  $4,590           $4,790,793
       CMO REMIC 1993-M10-A2                                 7.200            7/15/03                   4,356            4,503,225

TOTAL MULTI-FAMILY MORTGAGE-BACKED BONDS
                             (Cost $9,155,734)                                                                   ------------------
                                                                                                                         9,294,018
                                                                                                                 ------------------
                             TOTAL LONG-TERM BONDS
                             (Cost $792,038,877)                                                                       450,061,642
                                                                                                                 ------------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement
Investment in a joint repurchase agreement transaction
with Toronto Dominion, dated 05-29-98, Due 06-01-98
(Secured by U.S. Treasury Notes, 5.125% thru 9.25%,
due 08-15-98 thru 11-15-05 and U.S. Treasury Bonds,
6.00% thru 12.00%, due 08-15-13 thru 08-15-27)               5.570                                        331              331,000
                                                                                                                 ------------------

Corporate Savings Account
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95%

TOTAL SHORT-TERM INVESTMENTS                                                                                               331,000
                                                                                                                 ------------------
           TOTAL INVESTMENTS                                                                                           450,392,642
                                                                                                                 ------------------
OTHER ASSETS AND LIABILITIES, NET                                                                                        7,009,442
                                                                                                                 ==================
TOTAL NET ASSETS                                                                                                 $     457,402,084
                                                                                                                 ==================


------------------------------------------------------------------------------------------------------------------------------------
                                                           SOVEREIGN U.S. GOVERNMENT FUND
                                                        ----------------------------------------------------------------------------
                                                           INTEREST         MATURITY            PAR VALUE
ISSUER, DESCRIPTION                                          RATE             DATE           (000'S OMITTED)          MARKET VALUE

------------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY MORTGAGE-BACKED BONDS
  DLJ Mortgage Acceptance Corp.,
       CMO REMIC 1993-MF7-A1
       CMO REMIC 1993-M10-A2

TOTAL MULTI-FAMILY MORTGAGE-BACKED BONDS
                             (Cost $9,155,734)

                             TOTAL LONG-TERM BONDS
                             (Cost $792,038,877)                                                                       363,494,773
                                                                                                                -------------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement
Investment in a joint repurchase agreement transaction
with Toronto Dominion, dated 05-29-98, Due 06-01-98
(Secured by U.S. Treasury Notes, 5.125% thru 9.25%,
due 08-15-98 thru 11-15-05 and U.S. Treasury Bonds,
6.00% thru 12.00%, due 08-15-13 thru 08-15-27)              5.570                                         23                23,000
                                                                                                                -------------------

Corporate Savings Account
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95%                                                                                                           6,802
                                                                                                                -------------------

TOTAL SHORT-TERM INVESTMENTS                                                                                                29,802
                                                                                                                -------------------
           TOTAL INVESTMENTS                                                                                           363,524,575
                                                                                                                -------------------
OTHER ASSETS AND LIABILITIES, NET                                                                                        4,406,773
                                                                                                                ===================
TOTAL NET ASSETS                                                                                                $      367,931,348
                                                                                                                ===================


-----------------------------------------------------------------------------------------------
                                                                           COMBINED

                                                            PAR VALUE
ISSUER, DESCRIPTION                                      (000'S OMITTED)          MARKET VALUE

-----------------------------------------------------------------------------------------------
MULTI-FAMILY MORTGAGE-BACKED BONDS (1.13%)
  DLJ Mortgage Acceptance Corp.,
       CMO REMIC 1993-MF7-A1                                      $4,590            $4,790,793
       CMO REMIC 1993-M10-A2                                       4,356             4,503,225

TOTAL MULTI-FAMILY MORTGAGE-BACKED BONDS
                             (Cost $9,155,734)                              -------------------
                                                                                     9,294,018
                                                                            -------------------
                             TOTAL LONG-TERM BONDS
                             (Cost $792,038,877)                                   813,556,415
                                                                            -------------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.04%)
Investment in a joint repurchase agreement transaction
with Toronto Dominion, dated 05-29-98, Due 06-01-98
(Secured by U.S. Treasury Notes, 5.125% thru 9.25%,
due 08-15-98 thru 11-15-05 and U.S. Treasury Bonds,
6.00% thru 12.00%, due 08-15-13 thru 08-15-27)                       354               354,000
                                                                            -------------------

Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95%                                                                       6,802
                                                                            -------------------

TOTAL SHORT-TERM INVESTMENTS                                                           360,802
                                                                            -------------------
           TOTAL INVESTMENTS                                                       813,917,217
                                                                            -------------------
OTHER ASSETS AND LIABILITIES, NET                                                   11,416,215
                                                                            ===================
TOTAL NET ASSETS                                                            $      825,333,432
                                                                            ===================

# Represents rate in effect on May 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

NET ASSETS  $825,833,432

                                 ANNUAL Report

                                {PHOTO OMMITTED]

                                   Sovereign
                                U.S. Government
                                  Income Fund

                                  MAY 31, 1998

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                           Second Vice President and
                               Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                          Boston, Massachusetts 02110

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same, even with the recent increase in volatility caused by tremors from Asia. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]
--------------------------------------------------------------------------------

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                     By Barry Evans, CFA, Portfolio Manager

                             John Hancock Sovereign
                          U.S. Government Income Fund

              U.S. bond market rally ends, holding pattern begins

U.S. bonds marched to two different tunes this past year. Throughout the summer and fall of 1997, low inflation, weaker commodity prices and a shrinking deficit pushed bond prices higher. Asia's currency and credit problems, which seemed destined to slow U.S. economic growth, further fueled the bond market's rally. As interest rates tumbled, U.S. Treasuries did especially well. Yields on the 10-year Treasury fell to 5.74% by year end, down from 6.66% on May 31, 1997.

Contrary to expectations, the U.S. economy began showing signs of growing strength by mid-January. At the same time, prices were falling worldwide as the effects of Asia's problems reverberated in markets across the globe. The combination of these two opposing forces N a strong economy and global deflation N kept the bond market from moving much in either direction for the rest of the winter and spring. Yields on the 10-year Treasury bounced around between 5.4% and 5.8% throughout this time. With little opportunity for price gains, "spread" securities with a yield advantage over Treasuries N including both mortgage bonds and U.S. government agencies N became more attractive.

Fortunately, John Hancock Sovereign U.S. Government Income Fund was able to keep pace with the market's changes. For the year ended May 31, 1998, the Fund's

"U.S. bonds marched to two different tunes this past year."

--------------------------------------------------------------------------------
[[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Fund management team members (l-r): Seth Robbins, Dawn Baillie and Barry Evans]
--------------------------------------------------------------------------------

           John Hancock Funds - Sovereign U.S. Government Income Fund

--------------------------------------------------------------------------------
["Pie chart with the heading "Portfolio Diversification" at the top left hand column. The chart is divided into 3 sections. Going from top left to right; U.S. Government Agencies 58%; U.S. Treasuries 40%; Short-Term Investments & Other 2%. Footnote below states "As a percentage of net assets on May 31, 1998."]
--------------------------------------------------------------------------------

Class A and Class B shares had total returns of 10.68% and 9.93%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. By comparison, the average general U.S. government income fund had a total return of 10.46%, according to Lipper Analytical Services, Inc.1 During the same period, the Lehman Brothers Government Bond Index returned 11.23%. For longer-term performance information, please see pages six and seven.

Swapping Treasuries for mortgage bonds. As interest rates were falling, the Fund benefited from its sizeable stake in U.S. Treasuries. By November, Treasuries represented 47% of the Fund's net assets N up from 18% six months earlier. After interest rates leveled off in mid-January, however, we decided to sell Treasuries and buy mortgage bonds, whose prices had lagged Treasuries. By May, we had cut our Treasury stake back to 40% of net assets.

Mortgage bonds offer a yield advantage over Treasuries because they carry additional risks. With mortgage bonds, investors take on prepayment risk N or the risk that homeowners will prepay their mortgages before they're due so they can refinance at lower rates. When interest rates are falling and prepayments are picking up, prices on mortgage bonds usually increase at a slower rate than Treasuries. By February, we were beginning to see good buying opportunities. We focused on 30-year GNMA bonds with 7% coupons (or stated interest rates), as well as 15-year FNMA bonds with 6.5% coupons. Our strategy was to buy mortgage

"As interest rates were falling, the Fund benefited from its sizeable stake in U.S. Treasuries."

bonds whose coupons were below those where most of the prepayments were occurring and above those where most of the new mortgage bonds were being issued. This protected the Fund somewhat from prepayments at existing interest rate levels, while giving us the advantage of added income. As the spring progressed and prepayments began to ease off, mortgage bonds did better than Treasuries.

At the same time, we held on to our 19% stake in collateralized mortgage obligations (CMOs). These are special mortgage securities that take the cash flows from mortgage pools and separate them into different classes with varied maturities and prepayment risks. Our longer-term CMOs, which did not carry much prepayment risk, helped generate added income for the Fund. Unfortunately, our shorter-term CMOs weakened as prepayments picked up. The Fund ended the period with a 58% stake in mortgages, up from 45% six months earlier.


We also kept our duration steady at 5.4 years. Duration measures how sensitive a bond's price is to changes in interest rates. The longer a bond's duration, the more its price will rise as interest rates fall N or fall as interest rates rise. A longer-than-average duration worked well for much of the period when

           John Hancock Funds - Sovereign U.S. Government Income Fund


--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended May 31, 1998." The chart is scaled in increments of 2% with the 12% at the top and 0% at the bottom. The first represents the 10.68% total return for John Hancock Sovereign U.S. Government Income Fund: Class A. The second represents the 9.93% total return for John Hancock Sovereign U.S. Government Income Fund: Class B. The third represents the 10.46% total return for Average general U.S. government income fund. A Footnote below reads " Total returns for John Hancock Sovereign U.S. Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government income fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

interest rates were falling. With hindsight, we might have benefited from a shorter duration in January, once rates stabilized. Since we expected the economy to moderate and rates to fall further, however, we decided to sit tight.


Cautious optimism ahead For the foreseeable future, we plan to keep the Fund's duration long. Once we see definite signs that the economy is slowing, we'll lengthen duration further to take advantage of a possible decline in interest rates. There are several reasons to expect U.S. economic growth to moderate sometime before year end. The warm winter weather that pushed consumer spending to unsustainable levels in the first quarter has passed. Also during the first quarter, we saw a huge build-up in inventory, which will most likely slow industrial production going forward. Finally, as Asia's problems deepen, we expect U.S. exports to the region to slow and hurt gross domestic product. Weaker trends in one or more of these

"There are several reasons to expect U.S. economic growth to moderate..."

areas could signal the beginning of an economic slowdown. We'll also be keeping a close eye on corporate earnings, which have begun growing at a slower pace.


Even in this uncertain environment, the U.S. bond market remains attractive for several reasons. Real interest rates N rates after inflation N are still at historically high levels. The longer inflation remains low, the more likely it is that real interest rates will come down, sending bond prices up. In addition, Treasury issuance has slowed thanks to a shrinking deficit. A diminished supply could help boost prices. On a broader scale, a stable democracy, strong economic growth, low inflation and bond yields that are higher than some other Western industrialized nations also make the U.S. bond market attractive. All that remains is for an economic slowdown to lead to falling interest rates, which would in turn re-ignite the stalled bond market.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

           John Hancock Funds - Sovereign U.S. Government Income Fund

A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign U.S. Government Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended March 31, 1998
                                                      Since
                                    One      Five     Inception
                                    Year     Years    (1/3/92)
                                    ----     -----    --------

Cumulative Total Returns           6.43%     26.60%    40.88%
Average Annual Total Returns       6.43%      4.83%     5.65%

CLASS B
For the period ended March 31, 1998

                                    One      Five       TEN
                                    Year     Years     Years
                                    ----     -----     -----

Cumulative Total Returns           5.69%     27.32%   110.29%
Average Annual Total Returns       5.69%      4.95%     7.72%

YIELDS
As of May 31, 1998
                                                    SEC 30-DAY
                                                       YIELD
                                                       -----

John Hancock Sovereign U.S. Government Income Fund:
Class A                                                 4.93%
John Hancock Sovereign U.S. Government Income Fund:
Class B                                                 4.47%

           John Hancock Funds - Sovereign U.S. Government Income Fund

WHAT HAPPENED TO A $10,000 INVESTMENT...
The charts on the right show how much a $10,000 investment in the John Hancock Sovereign U.S. Government Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government Bond Index N an unmanaged index that measures the performance of U.S. Treasury bonds and U.S. government agency bonds. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Sovereign U.S. Government Fund
Class A shares

Line chart with the heading Sovereign U.S. Government Fund Class A representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Brothers Government Bond Index and is equal to $14,969 as of May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Fund on January 3, 1992, before sales charge, and is equal to $14,925 as of May 31, 1998. The third line represents the Sovereign U.S. Government Fund, after sales charge, and is equal to $14,292 as of May 31, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sovereign U.S. Government Fund
Class B shares

Line chart with the heading Sovereign U.S. Government Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Lehman Brothers Government Bond Index and is equal to $21,896 as of May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Fund, before sales charge, on May 31, 1988, and is equal to $21,859 as of May 31, 1998.
--------------------------------------------------------------------------------


*No contingent deferred sales charge applicable.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 1998
-----------------------------------------------
Assets:
Investments at value - Note C:
United States government and agencies securities
(cost -D $352,003,843) ............................      $363,494,773
Joint repurchase agreement (cost - $23,000)........            23,000
Corporate savings account .........................             6,802
                                                         ------------
                                                          363,524,575
Receivable for investments sold ...................           735,978
Receivable for shares sold ........................            35,231
Interest receivable ...............................         4,300,750
Receivable for variation margin -D Note A .........            51,500
Other assets ......................................            41,657
                                                         ------------
                    Total Assets ..................       368,689,691
                    -------------------------------------------------
Liabilities:
Payable for shares repurchased ....................           161,977
Dividend payable ..................................           186,508
Payable to John Hancock Advisers, Inc.
and affiliates- Note B ............................           328,588
Accounts payable and accrued expenses .............            81,270
                                                         ------------
                    Total Liabilities .............           758,343
                    -------------------------------------------------
Net Assets:
Capital paid-in ...................................       403,389,085
Accumulated net realized loss on investments and
financial future contracts ........................       (46,760,484)
Net unrealized appreciation of investments and
financial future contracts ........................        11,498,920
Distributions in excess of net investment income...          (196,173)
                                                         ------------
                    Net Assets ....................      $367,931,348
                    =================================================

Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding -D unlimited number of shares
authorized with no par value)
Class A -D $285,335,758/28,777,805 ................             $9.92
=====================================================================
Class B-D $82,595,590/8,330,255 ...................             $9.92
=====================================================================
Maximum Offering Price Per Share*
Class A -D ($9.92 x 104.71%) ......................            $10.39
=====================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the periods stated.

Statement of Operations
Year ended May 31, 1998
-----------------------------------------------
Investment Income:
Interest ..........................................       $29,512,114
                                                         ------------
Expenses:
Investment management fee- Note B .................         1,941,310
Distribution and service fee- Note B
  Class A .........................................           894,247
Class B ...........................................           893,948
Transfer agent fee- Note B ........................         1,004,778
Custodian fee .....................................           104,730
Financial services fee- Note B ....................            68,972
Auditing fee ......................................            51,000
Registration and filing fees ......................            31,567
Printing ..........................................            24,052
Trustees' fees ....................................            23,453
Miscellaneous .....................................             4,288
Legal fees ........................................             3,831
                                                         ------------
                    Total Expenses ................         5,046,176
                    -------------------------------------------------
                    Net Investment Income .........        24,465,938
                    -------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Future Contracts:
   Net realized gain on investments sold ..........         3,396,877
   Net realized loss on financial futures contracts          (460,691)
   Change in net unrealized appreciation/depreciation
   of investments .................................        11,299,891
   Change in net unrealized appreciation/depreciation
   of financial futures contracts .................            73,531
                                                         ------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts ...        14,309,608
                    -------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .....       $38,775,546
                    =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

Statement of Changes in Net Asset
--------------------------------------------------------------------------------

                                                                                  PERIOD FROM
                                                           YEAR ENDED           NOVEMBER 1, 1996      YEAR ENDED
                                                           OCTOBER 31, 1996     TO MAY 31, 1997(1)    MAY 31, 1998
                                                          ----------------     ------------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income .................................     $30,058,671          $15,884,675         $24,465,938
Net realized gain (loss) on investments sold and
financial futures contracts ...........................      (2,404,490)            (870,868)          2,936,186
Change in net unrealized appreciation/depreciation of
investments and financial futures contracts ...........     (10,781,489)          (7,225,543)         11,373,422
                                                            -----------          -----------         -----------
 Net Increase in Net Assets Resulting from Operations..      16,872,692            7,788,264          38,775,546
                                                            -----------          -----------         -----------
Distributions to Shareholders:
Dividends from net investment income
 Class A-($0.6445, $0.3584 and $0.6364 per share,
 respectively) ........................................     (22,888,998)         (11,731,116)        (19,290,057)
 Class B- ($0.5788, $0.3201 and $0.5689 per share,
 respectively) ........................................      (7,168,399)          (3,452,330)         (5,223,588)
Distributions from capital paid-in
 Class A-D (none, $0.0148 and none per share,
 respectively) ........................................              -              (483,787)                 -
 Class B-D (none, $0.0143 and none per share,
 respectively) ........................................              -              (154,046)                 -
                                                             ----------          -----------         -----------
Total Distributions to Shareholders ...................     (30,057,397)         (15,821,279)        (24,513,645)
                                                            -----------          -----------         -----------
From Fund Share Transactions- Net:* ...................     (46,215,732)         (35,417,657)        (45,269,176)
                                                            -----------          -----------         -----------
Net Assets:
Beginning of period ...................................     501,789,732          442,389,295         398,938,623
                                                            -----------          -----------         -----------
End of period (including distributions in excess of net
investment income of $80,915, $152,625 and $196,173,
respectively) .........................................    $442,389,295         $398,938,623        $367,931,348
                                                            ===========          ===========         ===========
* Analysis of Fund Share Transactions:

                                                                PERIOD FROM
                                       YEAR ENDED               NOVEMBER 1, 1996                   YEAR ENDED
                                       OCTOBER 31, 1996         TO MAY 31, 1997(1)                 MAY 31, 1998
                                       ----------------         ------------------                 ------------
                                       SHARES       AMOUNT           SHARES           AMOUNT       SHARES        AMOUNT
                                       ------       ------           ------           ------       ------        ------
CLASS A
Shares sold .......................    2,701,311    $26,773,125      710,972        $6,795,126       1,581,221    $15,573,019
Shares issued to shareholders in
reinvestment of distributions .....    1,861,397     18,201,055    1,011,535         9,744,947       1,562,529     15,369,047
                                      ----------    -----------    ---------       -----------      ----------    -----------
                                       4,562,708     44,974,180    1,722,507        16,540,073       3,143,750     30,942,066
Less shares repurchased ...........   (7,742,610)   (76,053,085)  (3,949,720)      (38,081,860)     (6,008,099)   (59,106,595)
                                      ----------    -----------    ---------       -----------      ----------    -----------
Net decrease ......................   (3,179,902)  ($31,078,905)  (2,227,213)     ($21,541,787)     (2,864,349)  ($28,164,529)
                                      ==========    ===========    =========       ===========      ==========    ===========
CLASS B
Shares sold .......................    1,137,893    $11,221,296      412,878        $4,053,805       1,106,741    $10,958,277
Shares issued to shareholders in
reinvestment of distributions .....      397,229      3,883,010      204,335         1,968,833         285,916      2,811,860
                                      ----------    -----------    ---------       -----------      ----------    -----------
                                       1,535,122     15,104,306      617,213         6,022,638       1,392,657     13,770,137
Less shares repurchased ...........   (3,092,548)   (30,241,133)  (2,064,737)      (19,898,508)     (3,137,772)   (30,874,784)
                                      ----------    -----------    ---------       -----------      ----------    -----------
Net decrease ......................   (1,557,426)  ($15,136,827)  (1,447,524)     ($13,875,870)     (1,745,115)  ($17,104,647)
                                      ==========    ===========    =========       ===========      ==========    ===========

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May
31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------


                                                 YEAR ENDED OCTOBER 31,             PERIOD FROM
                                                 ------------------------------     NOVEMBER 1, 1996   YEAR ENDED
                                                    1993     1994     1995    1996  TO MAY 31, 1997(5) MAY 31, 1998
                                                    ----     ----     ----    ----  ------------------ ------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period ........     $10.29   $10.89    $9.24   $10.01       $9.75           $9.56
                                                 -------  -------   ------   ------      ------           -----
Net Investment Income .......................       0.68(1)  0.65     0.65     0.64(1)     0.37(1)         0.64(1)
Net Realized and Unrealized Gain (Loss)
on Investments and
Financial Futures Contracts .................       0.61    (1.34)    0.77    (0.26)      (0.19)           0.36

Total from Investment Operations ............       1.29    (0.69)    1.42     0.38         0.1            1.00


Less Distributions:
Dividends from Net Investment Income ........      (0.68)   (0.65)   (0.65)   (0.64)      (0.36)          (0.64)
Distributions from Net Realized
Gain on Investments Sold ....................      (0.01)   (0.31)      -        -           -               -
Distributions from Capital Paid-In                    -        -        -       -         (0.01)             -
                                                 -------  -------   ------   ------       -----           -----
Total Distributions .........................      (0.69)   (0.96)   (0.65)   (0.64)      (0.37)          (0.64)

Net Asset Value, End of Period ..............     $10.89    $9.24   $10.01    $9.75       $9.56           $9.92
                                                 =======  =======   ======   ======       =====           =====
Total  Investment  Return at Net
Asset  Value(2) .............................     12.89%   (6.66%)   15.90%    4.02%      1.92%(3)       10.68%

Ratios and  Supplemental  Data
Net Assets,  End of Period (000s omitted)....   $375,416 $315,372 $370,966 $330,162    $302,589        $285,336
Ratio of Expenses to Average  Net Asset......      1.30%    1.23%    1.17%    1.15%       1.17%(4)        1.14%
Ratio of Net Investment  Income to
Average Net Assets ..........................      6.47%    6.62%    6.76%    6.58%       6.69%(4)        6.48%
Portfolio Turnover Rate                             273%     127%      94%     143%         88%            148%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                      SEEE NOTES TO FINANCIAL STATEMENTS.


                                                 YEAR ENDED OCTOBER 31,             PERIOD FROM
                                                 ------------------------------     NOVEMBER 1, 1996    YEAR ENDED
                                                     1993     1994     1995    1996  TO MAY 31, 1997(5) MAY 31, 1998
                                                     ----     ----     ----    ----  ------------------ ------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period ........      $10.28   $10.88    $9.23   $10.00      $9.74           $9.56
                                                   ------   ------    -----  ------       -----           -----
Net Investment Income .......................        0.66(1)  0.61     0.60     0.58(1)    0.33(1)         0.57(1)
                                                   ------   ------    -----   ------      -----           -----
Net Realized and Unrealized Gain (Loss) on
Investments and Financial Futures Contracts .        0.61    (1.34)    0.77    (0.26)     (0.18)           0.36
                                                   ------   ------    -----   ------      -----           -----
Total from Investment Operations ............        1.27    (0.73)    1.37     0.32       0.15            0.93
                                                   ------   ------    -----   ------      -----           -----

Less Distributions:
Dividends from Net Investment Income ........       (0.66)   (0.61)  (0.60)    (0.58)     (0.32)          (0.57)
Distributions from Net Realized Gain
on Investments Sold .........................       (0.01)   (0.31)      -        -          -               -
Distributions from Capital Paid-In ..........          -        -        -        -       (0.01)             -
                                                   ------   ------    -----   ------      -----           -----
Total Distributions .........................       (0.67)   (0.92)   (0.60)   (0.58)     (0.33)          (0.57)
                                                   ------   ------    -----   ------      -----           -----
Net Asset Value, End of Period ..............      $10.88    $9.23   $10.00    $9.74      $9.56           $9.92
                                                   ======   ======   ======   ======     ======          ======
Total  Investment  Return at Net Asset  Value(2)   12.66%   (7.05%)  15.27%    3.33%      1.61%(3)        9.93%

Ratios and  Supplemental  Data
Net Assets,  End of Period (000s omitted) ....   $244,133 $196,899 $130,824 $112,228    $96,349         $82,596
Ratio of Expenses to Average  Net  Assets ...       1.51%    1.64%    1.72%    1.82%      1.86%(4)        1.83%
Ratio  of Net Investment  Income to Average
Net Assets ..................................       6.23%    6.19%    6.24%    5.91%      5.99%(4)        5.79%
Portfolio Turnover Rate .....................        273%     127%      94%     143%        88%            148%

(1)      Based on the average of shares outstanding at the end of each month.
(2)      Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)      Not annualized.
(4)      Annualized.
(5)      Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

Schedule of Investments
May 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Sovereign U.S. Government Income Fund on May 31, 1998. It's divided into two main categories: U.S. government and agencies securities and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      PAR VALUE
                                               INTEREST   MATURITY   (000s         MARKET
                                               RATE       DATE       OMITTED)      VALUE
ISSUER, DESCRIPTION                            ----       ----       --------      -----
-------------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (40.32%)
United States Treasury,
  Bond ....................................     15.750%   11-15-01    $18,000    $23,692,500
  Bond ....................................     10.750    08-15-05     17,085     22,151,728
  Bond ....................................     12.750    11-15-10      6,000      8,511,540
  Bond ....................................     12.000    08-15-13     23,900     35,222,625
  Bond ....................................      9.250    02-15-16     24,450     33,469,850
  Bond ....................................      8.125    08-15-19      1,015      1,284,604
  Bond ....................................      6.125    11-15-27     12,250     12,799,290
  Note ....................................      9.125    05-15-99      1,500      1,548,990
  Note ....................................      8.500    02-15-00      1,450      1,518,194
  Note ....................................      6.625    07-31-01      1,000      1,029,530
  Note ....................................      6.125    12-31-01      7,000      7,112,630
                                                                                 -----------
                                                                                 148,341,481
                                                                                 -----------
Government - U.S. Agencies (58.47%)
Federal Home Loan Mortgage Corp.,
  15 Yr Pass Thru Ctf .....................     10.500    02-01-03      2,831      2,924,537
  30 Yr Pass Thru Ctf .....................      9.500    08-01-16     10,215     10,952,779
  CMO REMIC 34-C ..........................      9.000    11-15-19      3,149      3,199,832
  CMO REMIC 1142-H ........................      7.950    12-15-20     10,000     10,143,700
  CMO REMIC 1603-K ........................      6.500    10-15-23      5,000      4,996,850
  CMO REMIC 1608-L ........................      6.500    09-15-23      5,000      5,025,000
  CMO REMIC 1617-PM .......................      6.500    11-15-23     10,000     10,081,200
  CMO REMIC 1727-I ........................      6.500    05-15-24      5,000      5,006,250
  Deb .....................................      6.875    11-22-06      5,000      5,114,050
  Note ....................................      5.750    04-15-08      3,000      2,947,200
Federal National Mortgage Assn.,
  10 Yr Pass Thru Ctf .....................      9.050    04-10-00      2,000      2,114,380
  10 Yr Pass Thru Ctf .....................      8.900    06-12-00      5,000      5,304,700
  15 Yr Pass Thru Ctf .....................      9.000    02-01-10      4,976      5,188,123
  15 Yr Pass Thru Ctf .....................      7.500    07-01-11      3,674      3,790,267
  15 Yr Pass Thru Ctf .....................      6.500    05-01-13     14,850     14,933,457
  30 Yr Pass Thru Ctf .....................      7.000    02-01-28 to  29,376     29,789,918
                                                          03-01-28
CMO REMIC 1989-78-G .......................      9.050    12-25-18      2,397      2,407,925
CMO REMIC 1991-76-M .......................      9.000    07-25-06        174        174,169

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       12


                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

                                                                      PAR VALUE
                                               INTEREST   MATURITY   (000s         MARKET
                                               RATE       DATE       OMITTED)      VALUE
ISSUER, DESCRIPTION                            ----       ----       --------      -----
-------------------
Government - U.S. Agencies (continued)
Federal National Mortgage Assn. (continued),
  CMO REMIC 1994-60-PJ ....................      7.000%   04-25-24     $6,100     $6,317,282
  CMO REMIC 1994-75-K  ....................      7.000    04-25-24      3,100      3,218,172
  CMO REMIC 1996-28-PK ....................      6.500    07-25-25      7,589      7,563,193
  CMO REMIC G-8-E .........................      9.000    04-25-21      5,001      5,381,030
  CMO REMIC X-225C-TK .....................      6.500    12-25-23      5,032      5,079,150
  Medium Term Note ........................      9.500    07-01-17      5,000      6,901,950
Government National Mortgage Assn.,
  30 Yr Adjustable Rate Mortgage ..........      7.000#   10-20-22 to  12,412     12,771,882
                                                          10-20-23
  30 Yr Pass Thru Ctf .....................      7.500    01-15-23 to  16,260     16,783,032
                                                          02-15-26
  30 Yr Pass Thru Ctf .....................      8.000    01-15-25      6,491      6,776,650
  30 Yr Pass Thru Ctf .....................      9.000    08-15-16 to   6,910      7,474,364
                                                          12-15-17
Small Business Administration,
  Pass Thru Ctf Ser 97-B ..................      7.100    02-01-17      4,871      5,090,734
  Pass Thru Ctf Ser 97-D ..................      7.500    04-01-17      4,851      5,170,371
  Pass Thru Ctf Ser 97-E ..................      7.300    05-01-17      2,398      2,531,145
                                                                                 -----------
                                                                                 215,153,292
                                                                                 -----------
         TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                              (Cost $352,003,843)                     (98.79%)   363,494,773
                                                                     --------    -----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.01%)
 Investment in a joint repurchase  agreement  transaction
 with Toronto  Dominion,
  dated 05-29-98, due 06-01-98 (secured by U.S. Treasury
  Notes, 5.125% thru 9.25%,
  due 08-15-98  thru  11-15-05 and U.S.  Treasury  Bonds,
  6.00% thru 12.00%,  due
  08-15-13 thru 08-15-27) - Note A ........      5.570                     23         23,000
                                                                                 -----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95% ......................                                            6,802
                                                                                 -----------
                          TOTAL SHORT-TERM INVESTMENTS                 (0.01%)        29,802
                                                                     --------    -----------
                                     TOTAL INVESTMENTS                (98.80%)   363,524,575
                                                                     --------    -----------
                     OTHER ASSETS AND LIABILITIES, NET                 (1.20%)     4,406,773
                                                                     --------    -----------
                                      TOTAL NET ASSETS               (100.00%)  $367,931,348
                                                                     ========    ===========
# Represents rate in effect on May 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

NOTE A -D
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Sovereign U.S. Government Income Fund (the "Fund"), and John Hancock Strategic Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of income as is consistent with long-term total return by investing in securities issued, guaranteed or otherwise backed by the United States government, its agencies or instrumentalities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant  accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.


FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $44,710,231 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
May  31,  2002 N  $12,665,411,  May  31,  2003 N  $26,193,155,  May  31,  2004 N
$3,597,046  and May 31,  2005 N  $2,254,619.  The Fund's tax year end is May 31.
Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration. Additionally, net capital losses of $266,692 attributable to security transactions incurred after October 31, 1997 are treated as arising on the first day (June 1, 1998) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS
Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.









DISCOUNT  ON  SECURITIES

The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal

                          NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

Revenue  Code.

CLASS  ALLOCATIONS
Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES
The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES
The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS
The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1998.

FINANCIAL  FUTURES  CONTRACTS
The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the FundOs exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At May 31, 1998 there were the following open positions in financial futures contracts:

                                                 UNREALIZED
                                                 APPRECIATION/
  EXPIRATION   OPEN CONTRACTS       POSITION     (DEPRECIATION)
  SEPT  98     169 TREASURY  BONDS  LONG            $3,961
  SEPT  98      45 TREASURY  BONDS  LONG            11,250
  SEPT 98       75 TREASURY  BONDS  LONG            (9,961)
                                                  ---------
                                                    $5,250
                                                  =========


At May 31, 1998, the Fund had deposited in a segregated account $620,000 par value of U.S. Treasury Bond, 9.25%, 02-15-16 to cover margin requirements on open financial futures contracts.

OPTIONS
Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a

                       NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

call or put option, an amount equal to the premium received by the Fund will be
included  in  the  Statement  of  Assets  and   Liabilities   as  an  asset  and
corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities. There were no written option transactions for the year ended May 31, 1998.

NOTE B - MANAGEMENT FEE AND  TRANSACTIONS  WITH AFFILIATES
AND OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.50% of the first $500,000,000 of the Fund's average daily net asset value, and (b) 0.45% of the Fund's average daily net asset value in excess of $500,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acts as a distributor for shares of the Fund. For the year ended May 31, 1998, net sales charges received on sales of Class A shares of the Fund amounted to $204,425. Of this amount, $24,018 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, $40,686 was paid as sales commissions to unrelated broker-dealers and $139,721 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1998 the contingent deferred sales charges received by JH Funds amounted to $201,485.

In addition, to reimburse JH Funds for the services it provides as the distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the

                       NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


number of shareholder accounts and certain out-of-pocket  expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $2,740.

NOTE C - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies, other than short-term securities, during the year ended May 31, 1998 aggregated $574,229,515 and $618,363,551, respectively.

The cost of investments  owned at May 31, 1998  (including the joint  repurchase agreement) for federal income tax purposes was $352,651,873. Gross unrealized appreciation and depreciation of investments aggregated $12,405,064 and $1,539,164, respectively, resulting in net unrealized appreciation of $10,865,900.

NOTE D -
RECLASSIFICATIONS OF ACCOUNTS

During the year ended May 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $2,956, a decrease in distributions in excess of net investment income of $4,159 and a decrease in capital paid-in of $1,203. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                       NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Sovereign U.S. Government Income Fund and the Trustees of John Hancock Strategic Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Sovereign U.S. Government Income Fund (the "Fund") (a portfolio of John Hancock Strategic Series) at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers  LLP
Boston,  Massachusetts
July 9, 1998

TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1998. Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions that are taxable for calendar year 1998.

                                      NOTES

           John Hancock Funds - Sovereign U.S. Government Income Fund

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Internet: www.jhancock.com/funds                           Permit No. 75
                                                         ------------------


















This report is for the information of sharholders of the John Hancock Sovereign U.S. Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on recycled paper                                 0200A  5/98
                                                                        7/98

                                     PART C


                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Government Income Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 2-66906 and 811-3006), which information is incorporated herein by reference.

ITEM 16. EXHIBITS:

1.      Registrant's Declaration of Trust      Filed as Exhibit a to
                                               Registrant's Registration
                                               Statement on Form N-1A and
                                               incorporated herein by reference
                                               to post-effective amendment no.30
                                               (file nos. 811-3006 and 2-66906
                                               on May 15, 1995; accession no.
                                               0000950135-95-001202) ("PEA 30")

2       Amended and Restated By-Laws of        Filed as Exhibit b to
        Registrant.                            Registrant's Registration
                                               Statement on Form N-1A and
                                               incorporated herein by reference
                                               to post-effective amendment no.
                                               36 (file nos. 811-3006 and
                                               2-66906 on February 28, 1997;
                                               accession no.
                                               0001010521-97-000232) ("PEA 36")

3       Not applicable

4       Form of Agreement and Plan of          Filed herewith as Exhibit A to
        reorganization between the             the Proxy Statement and
        Registrant and John Hancock            Prospectus included as Part A of
        Sovereign US Government Income         this Registration Statement.
        Fund

5       Not applicable

6       Investment Management Contract         Filed as Exhibit d.1 to PEA 36
        between the Registrant and John        and incorporated herein by
        Hancock Advisers, Inc.                 reference.

7       Distribution Agreement between         Filed as Exhibit e to PEA 30 and
        the Registrant and John Hancock        incorporated herein by reference.
        Funds, Inc. (formerly named John
        Hancock Broker Distribution
        Services, Inc.)

7.1     Form of Soliciting Dealer              Filed as Exhibit e.1 to PEA 30
        Agreement between John Hancock         and incorporated herein by
        Funds, Inc. and Selected Dealers       reference.

7.2     Form of Financial Institution          Filed as Exhibit e.2 to PEA 30
        Sales and Service Agreement            and incorporated herein by
                                               reference.

7.3     Amendment to Distribution              Filed as Exhibit e.3 to PEA 36
        Agreement between Registrant           an incorporated herein by
        and John Hanock Funds, Inc.            reference.

8       Not applicable.

9       Master Custodian Agreement             Filed as Exhibit g to PEA 30 and
        between John Hancock Mutual Funds      incorporated herein by reference.
        (including Registrant) and
        Investors Bank & Trust Company.

10      Class A and Class B Distribution       Filed as Exhibit m.2 to PEA 36
        Plans between Registrant and John      and incorporated herein by
        Hancock Funds, Inc.                    reference.

11      Opinion as to legality of shares       Filed herewith as Exhibit 11
        and consent.

12      Form of opinion as to tax matters      Filed herewith as Exhibit 12
        and consent.

13      Not applicable

14      Consents of PricewaterhouseCoopers     Filed herewith as Exhibit 14
        LLP and Ernst & Young LLP regarding
        the audited financial statements
        of Registrant and John Hancock
        Sovereign US Government Income Fund.

15      Not applicable

16      Powers of Attorney                     Filed as addendum to signature
                                               pages of post-effective amendment
                                               no. 35 (file nos. 811-3006 and
                                               2-66906 on August 28, 1996;
                                               accession no.
                                               0001010521-96-000148) ("PEA 35")
                                               and incorporated herein by
                                               reference.

17      Prospectus of John Hancock             Included in Part A as part of the
        Sovereign US Government Income         combined Prospectus with
        Fund dated May 1, 1998                 Government Income Fund.

17.1    Statement of Additional                Filed herewith as Exhibit B to
        Information of John Hancock            Part B of this Registration
        Sovereign US Government Fund           Statement.
        dated May 1, 1998

17.2    Statement of Additional                Filed herewith as Exhibit A to
        Information of John Hancock            Part B of this Registration
        Government Income Fund                 Statement.
        dated May 1, 1998

ITEM 17

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a propectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 21th day of August, 1998.

                                       JOHN HANCOCK BOND TRUST

                                       By:             *
                                           -----------------------------
                                           Edward J. Boudreau, Jr.
                                           Chairman and Chief Executive Officer

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                             Title                                  Date
        ---------                             -----                                  ----
             *                              Chairman
-----------------------            (Principal Executive Officer)
Edward J. Boudreau, Jr.


/s/James B. Little                 Senior Vice President and Chief              August 21, 1998
-----------------------              Financial Officer (Principal
James B. Little                    Financial and Accounting Officer)

             *                             Trustee
-----------------------
James F. Carlin

             *                             Trustee
-----------------------
William H. Cunningham

             *                             Trustee
-----------------------
Charles F. Fretz

             *                             Trustee
-----------------------
Harold R. Hiser, Jr.

             *                             Trustee
-----------------------
Anne C. Hodsdon

             *                             Trustee
-----------------------
Charles L. Ladner

             *                             Trustee
-----------------------
Leo E. Linbeck, Jr.

             *                             Trustee
-----------------------
Patricia P. McCarter



        Signature                             Title                                  Date
        ---------                             -----                                  ----

             *                             Trustee
-----------------------
Stephen R. Pruchansky

             *                             Trustee
-----------------------
Richard S. Scipione

             *                             Trustee
-----------------------
Norman H. Smith

             *                             Trustee
-----------------------
John P. Toolan



*By:     /s/Susan S. Newton                                                     August 21, 1998
         -------------------
         Susan S. Newton,
         Attorney-in-Fact under
         Powers of Attorney dated
         June 25, 1996.

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.       Description
-----------       -----------

4. Agreement and Plan of Regorganization between the Registrant and John Hancock Sovereign US Government Income Fund (filed as EXHIBIT A to Part A of this Registration Statement).

11.               Opinion as to legality of shares and consent.

12.               Form of opinion as to tax matters and consent.

14. Consent of PricewaterhouseCoopers, LLP and Ernst & Young LLP regarding the audited financial statements and highlights of the Registrant and John Hancock Sovereign US Government Income Fund.